UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22542

SSGA ACTIVE TRUST

(Exact name of registrant as specified in charter)

One Lincoln Street,

Boston, Massachusetts 02111

(Address of principal executive offices) (zip code)

Joshua A. Weinberg, Esq.

Managing Director and Managing Counsel

SSGA Funds Management, Inc.

One Lincoln Street

Boston, Massachusetts 02111

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant’s telephone number, including area code: (617) 664-7037

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Item 1. Reports to Shareholders.

Annual Report

30 June 2017

SSGA Active Trust

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SPDR SSGA MULTI-ASSET REAL RETURN ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Multi-Asset Real Return ETF (the “Fund”) normally invests substantially all of its assets in the SSGA Multi-Asset Real Return Portfolio (the “Portfolio”), which seeks to achieve real return consisting of capital appreciation and current income. As a result, the Fund invests indirectly through the Portfolio. The Fund’s benchmark is the Bloomberg Barclays U.S. Government Inflation-linked Bond Index (the “Index”).

For the 12-month period ended June 30, 2017 (the “Reporting Period”), the total return for the Fund was 0.56%, and the Index was –0.67%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Exposures to broad resource equities, including a targeted allocation to the metals & mining sub industry and global infrastructure equities served as the primary drivers of Fund performance during the Reporting Period. Broadly, resource oriented equity sectors performed well during the Reporting Period overall, as market sentiment towards growth sensitive assets improved from healthier economic data including rising inflation expectations. The global growth outlook received a further boost following the U.S. Presidential election on optimism for “reflationary” fiscal stimulus policies from the new administration. Improving sentiment for global growth supported higher real yields which attributed to less favorable returns for the more interest rate sensitive benchmark index composed of inflation linked bonds. Portfolio positioning proved beneficial with greater allocations to growth oriented resource and infrastructure equities relative to inflation linked bonds over the Reporting Period. Within resource equities, metals & mining companies benefitted from a reflation led rebound in industrial metal prices driving improvements in earnings expectations attributing to outperformance relative to the Index. Infrastructure oriented equities also benefitted from tailwinds emanating from growth oriented fiscal policy on expectations for increased infrastructure development.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis were SPDR S&P Global Natural Resources ETF (GNR), SPDR S&P Global Infrastructure ETF (GII) and SPDR S&P Metals & Mining ETF (XME). The top negative contributors to the Fund’s performance on an absolute basis were PowerShares DB Commodity Index Tracking Fund (DBC), SPDR S&P Oil & Gas Equipment & Services ETF (XES), and PowerShares DB Gold Fund (DGL).

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

1

SPDR SSGA MULTI-ASSET REAL RETURN ETF — PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/25/12, 4/26/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR SSGA Multi-Asset Real Return ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2016 (as supplemented July 7, 2017) is 0.70%.

PERFORMANCE AS OF JUNE 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: BARCLAYS US GOVERNMENT INFLATION- LINKED BOND INDEX	SECONDARY BENCHMARK: DBIQ OPTIMUM YIELD DIVERSIFIED COMMODITY INDEX EXCESS RETURN	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: BARCLAYS US GOVERNMENT INFLATION- LINKED BOND INDEX	SECONDARY BENCHMARK: DBIQ OPTIMUM YIELD DIVERSIFIED COMMODITY INDEX EXCESS RETURN
ONE YEAR	0.56%	0.52%	–0.67%	–5.26%	0.56%	0.52%	–0.67%	–5.26%
FIVE YEAR	–8.17%	–8.17%	1.45%	–43.48%	–1.69%	–1.69%	0.29%	–9.96%
SINCE INCEPTION (1)	–11.33%	–11.39%	3.11%	–45.65%	–2.29%	–2.30%	0.59%	–11.10%

(1)	For the period April 25, 2012 to June 30, 2017.

Bloomberg Barclays U.S. Government Inflation-linked Bond Index

The Bloomberg Barclays U.S. Government Inflation-linked Bond Index includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity on index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index.

DBIQ Optimum Yield Diversified Commodity Index Excess Return

The DBIQ Optimum Yield Diversified Commodity Index Excess Return employs a rule based approach when it rolls from one futures contract to another for each commodity in the index. DBLCI Diversified Index represents 14 commodities drawn from the Energy, Precious Metals, Industrial Metals and Agriculture sectors.

2

SPDR SSGA MULTI-ASSET REAL RETURN ETF — PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

3

SPDR SSGA INCOME ALLOCATION ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Income Allocation ETF (the “Fund”) normally invests substantially all of its investable assets in the SSGA Income Allocation Portfolio (the “Portfolio”), which seeks to provide total return by focusing on investments in income and yield-generating assets. As a result, the Fund invests indirectly through the Portfolio. The Fund’s benchmark is the MSCI World Index (the “Index”).

For the 12-month period ended June 30, 2017 (the “Reporting Period”), the total return for the Fund was 6.78%, and the Index was 18.20% (Net). The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Exposure to global fixed income asset classes, a sizable allocation to U.S. dividend equities and investments in securitized real estate were primary drivers of Fund performance during the Reporting Period relative to the Index. The Fund maintains diverse allocations to various fixed income asset classes, and while most of these assets delivered positive returns during the reporting period, they trailed broader equity benchmarks such as the Index. Fixed income assets were particularly challenged during the summer of 2016 and in the immediate aftermath of the U.S. presidential election as interest rates moved higher and a cyclical rally in equities caused relative underperformance against the Index. As part of the Fund’s income orientation, it also maintains an allocation to U.S. dividend paying equities — and while this allocation appreciated during the year — it, too, was more susceptible to a period of rising interest rates and did not keep up with broader market-cap weighted benchmarks. The focus on domestic equities also resulted in relative underperformance to the Index during the first half of 2017 when non-U.S. equities advanced strongly due to favorable political developments and a return to strong earnings growth. Lastly, allocations to U.S. REITs and real estate firms outside the United States also accounted for relative underperformance against the Index. Again, much of the performance of real estate assets during this period can be traced to their hybrid (equity and fixed income) characteristics, which led to poor performance amidst rising interest rates.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis were the SPDR S&P Dividend ETF (SDY), the SPDR Bloomberg Barclays High Yield Bond ETF (JNK) and the SPDR S&P International Dividend ETF (DWX). The top negative contributors to the Fund’s performance on an absolute basis were the SPDR Bloomberg Barclays Long Term Treasury ETF (TLO), the SPDR Dow Jones REIT ETF (RWR) and the Consumer Staples Select Sector SPDR Fund (XLP).

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

4

SPDR SSGA INCOME ALLOCATION ETF — PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/25/12, 4/26/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR SSGA Income Allocation ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2016 (as supplemented July 7, 2017) is 0.70%.

PERFORMANCE AS OF JUNE 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: MSCI WORLD INDEX	SECONDARY BENCHMARK: BLOOMBERG BARCLAYS US LONG GOVERNMENT/ CREDIT BOND INDEX	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: MSCI WORLD INDEX	SECONDARY BENCHMARK: BLOOMBERG BARCLAYS US LONG GOVERNMENT/ CREDIT BOND INDEX
ONE YEAR	6.78%	6.78%	18.20%	–1.07%	6.78%	6.78%	18.20%	–1.07%
FIVE YEAR	29.07%	29.05%	71.44%	16.70%	5.24%	5.23%	11.39%	4.26%
SINCE INCEPTION (1)	30.19%	30.20%	65.80%	28.96%	5.22%	5.22%	10.25%	5.03%

(1)	For the period April 25, 2012 to June 30, 2017.

MSCI World Index

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Bloomberg Barclays US Long Government/Credit Bond Index

The Bloomberg Barclays Long Government/Credit Index measures the investment return of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate, and investment-grade international dollar-denominated bonds with maturities longer than 10 years. The average maturity is approximately 20 years.

5

SPDR SSGA INCOME ALLOCATION ETF — PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

6

SPDR SSGA GLOBAL ALLOCATION ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Global Allocation ETF (the “Fund”) normally invests substantially all of its assets in the SSGA Global Allocation Portfolio (the “Portfolio”), which seeks to provide capital appreciation. As a result, this Fund invests indirectly through the Portfolio. The Fund’s benchmark is the MSCI ACWI IMI Index (the “Index”).

For the 12-month period ended June 30, 2017 (the “Reporting Period”), the total return for the Fund was 9.14%, and the Index was 19.01% (Net). The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Exposure to global fixed income asset classes, a sizable allocation to U.S. equities and investments in securitized real estate were primary drivers of Fund performance during the Reporting Period relative to the Index. The Fund maintained a relatively diverse portfolio including allocations to various fixed income asset classes, and while most of these assets delivered positive returns during the Reporting Period, they trailed broader equity benchmarks such as the Index. Fixed income assets were particularly challenged during the summer and in the immediate aftermath of the U.S. presidential election as interest rates moved higher and a cyclical rally in equities caused relative underperformance against the Index. The focus on domestic equities also resulted in relative underperformance during the first half of 2017 when non-U.S. equities advanced strongly due to favorable political developments and a return to strong earnings growth. Allocations to U.S. REITs and real estate firms outside the United States also accounted for relative underperformance of the Fund against the Index. Again, much of the performance of real estate assets during this period can be traced to their hybrid (equity and fixed income) characteristics, which led to poor performance amidst rising interest rates. Lastly, allocation to gold in the second half of calendar year 2016 was one of the main detractors in the portfolio as the precious metal underperformed broader equity benchmarks.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis were SPDR S&P World Ex-US ETF (GWL), SPDR S&P 500 ETF (SPY), and SPDR Bloomberg Barclays High Yield Bond ETF (JNK). The top negative contributors to the Fund’s performance on an absolute basis were PowerShares DB Gold Fund (DGL), SPDR Dow Jones REIT ETF (RWR), and SPDR Bloomberg Barclays Long Term Treasury ETF (TLO).

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

7

SPDR SSGA GLOBAL ALLOCATION ETF — PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/25/12, 4/26/12, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR SSGA Global Allocation ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2016 (as supplemented July 7, 2017) is 0.35%.

PERFORMANCE AS OF JUNE 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: MSCI ACWI IMI INDEX	SECONDARY BENCHMARK: BLOOMBERG BARCLAYS US AGGREGATE INDEX	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: MSCI ACWI IMI INDEX	SECONDARY BENCHMARK: BLOOMBERG BARCLAYS US AGGREGATE INDEX
ONE YEAR	9.14%	9.12%	19.01%	–0.31%	9.14%	9.12%	19.01%	–0.31%
FIVE YEAR	40.14%	40.34%	66.57%	7.63%	6.98%	7.01%	10.75%	2.21%
SINCE INCEPTION (1)	37.59%	37.64%	60.19%	12.89%	6.35%	6.36%	9.52%	2.37%

(1)	For the period April 25, 2012 to June 30, 2017.

MSCI ACWI IMI Index

The MSCI ACWI IMI Index is a free float-adjusted market capitalization-weighted index that is designed to measure the combined equity market performance of developed and emerging markets. The Index covers approximately 99% of the global equity markets.

Bloomberg Barclays U.S. Aggregate Index

The Bloomberg Barclays U.S. Aggregate Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States.

8

SPDR SSGA GLOBAL ALLOCATION ETF — PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

9

SPDR BLACKSTONE / GSO SENIOR LOAN ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR Blackstone / GSO Senior Loan ETF (the “Fund”) normally invests substantially all of its assets in the Blackstone / GSO Senior Loan Portfolio (the “Portfolio”). The investment objective of the Portfolio is to provide current income consistent with the preservation of capital. As a result, the Fund invests indirectly through the Portfolio. The Fund’s primary benchmark is the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”).

For the 12-month period ended June 30, 2017 (the “Reporting Period”), the total return for the Fund was 5.77%, and the Index was 5.05%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Credit selection within the healthcare and information technology sectors and an underweight allocation to the utilities sector were the primary positive drivers of Fund outperformance relative to the Index during the Reporting Period. An underweight allocation to basic materials (particularly no exposure to Peabody Energy, which returned approximately +148% as the defaulted loan traded from the low 40s in July 2016 to approximately par by early 2017) and a zero-weight to iHeartCommunications (2.59% weighting in the Index, returned +23.67% during the period) were the primary detractors to Fund performance relative to the Index.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis were the BMC Software Term Loan, Valeant Pharmaceuticals Term Loan F-1 and Tenet Healthcare 8.125% senior notes. The top negative contributors to the Fund’s performance on an absolute basis were the PetSmart Term Loan, Petco Animal Supplies Term Loan, and Concordia International Term Loan.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

10

SPDR BLACKSTONE / GSO SENIOR LOAN ETF — PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/3/13, 4/4/13, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR Blackstone / GSO Senior Loan ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2016 (as supplemented July 7, 2017) is 0.70%.

PERFORMANCE AS OF JUNE 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: MARKIT IBOXX USD LIQUID LEVERAGED LOAN INDEX	SECONDARY BENCHMARK: S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX	NET ASSET VALUE	MARKET VALUE	PRIMARY BENCHMARK: MARKIT IBOXX USD LIQUID LEVERAGED LOAN INDEX	SECONDARY BENCHMARK: S&P/LSTA U.S. LEVERAGED LOAN 100 INDEX
ONE YEAR	5.77%	5.67%	5.05%	10.88%	5.77%	5.67%	5.05%	10.88%
SINCE INCEPTION (1)	10.54%	10.58%	10.85%	11.92%	2.39%	2.40%	2.46%	3.05%

(1)	For the period April 3, 2013 to June 30, 2017.

Markit iBoxx USD Liquid Leveraged Loan Index

The Markit iBoxx USD Liquid Leveraged Loan Index is comprised of about 100 of the most liquid, tradable leveraged loans, as identified by Markit’s Loans Liquidity service.

S&P/LSTA U.S. Leveraged Loan 100 Index

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments.

11

SPDR BLACKSTONE / GSO SENIOR LOAN ETF — PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

12

SPDR SSGA ULTRA SHORT TERM BOND ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Ultra Short Term Bond ETF (the “Fund”) normally invests substantially all of its assets in the SSGA Ultra Short Term Bond Portfolio (the “Portfolio”), which seeks to provide current income consistent with preservation of capital and daily liquidity through short duration high quality investments. As a result, this Fund invests indirectly through the Portfolio. The Fund’s benchmark is the Bloomberg Barclays US Treasury Bellwether 3 Month Index (the “Index”).

For the 12-month period ended June 30, 2017 (the “Reporting Period”), the total return for the Fund was 1.53%, and the Index was 0.50%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund outperformed its index over the Reporting Period primarily due to its exposure to sectors that realized a yield advantage over the Index. Additionally, the Fund’s exposure to floating rate coupons allowed it to take advantage of the steady move higher in The London Interbank Offered Rate (“LIBOR”) while generally avoiding the negative price impacts from the move higher in short Treasury rates. The fund maintained a duration near 0.25 years for the majority of the period and a Weighted Average Life (WAL) or Option Adjusted Spread Duration (OASD) in the 1.3-1.5 year range.

The Federal Open Market Committee (FOMC) continued its rate hike cycle during the Reporting Period, hiking the Fed Funds’ target 3 times bringing the target range to 1.0%-1.25%. The U.S. Treasury yield curve moved almost in lockstep with the Fed rate hikes as yields from 3 months to 10 years moved approximately 75-90 basis points higher depending upon the maturity. The 30 year bond was the outperformer on the yield curve, adding only 55 basis points in yield. Another big catalyst that moved yields higher during the period was the election of President Donald Trump. The Trump victory sent rates markedly higher late in 2016 as investors priced in aggressive policy actions such as infrastructure spending, tax reform and other policies that would potentially add to growth, inflation and the deficit. Investors became somewhat skeptical of how much the new administration would be able to accomplish as the first half of 2017 proceeded. This, coupled with lower growth and inflation figures, caused longer dated Treasuries to rally during the second quarter despite the FOMC’s rate hikes.

LIBOR levels responded to the Fed rate hikes, moving higher by 50-75 basis points across the curve. 1 and 3 month LIBOR levels, which a majority of Fund holdings are indexed against, moved 75 and 65 basis points higher respectively during the Reporting Period. As of June 30, 2017, approximately 80% of Fund holdings had coupons that reset off of 1 or 3 month LIBOR. This helped the Fund maintain a yield in excess of its benchmark. In addition, credit spreads on corporate bonds and asset backed securities generally narrowed during the Reporting Period, further enhancing the return of the Fund versus the Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

13

SPDR SSGA ULTRA SHORT TERM BOND ETF —

PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/9/13, 10/10/13, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR SSGA Ultra Short Term Bond ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2016 (as supplemented July 7, 2017) is 0.20%.

PERFORMANCE AS OF JUNE 30, 2017

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BLOOMBERG BARCLAYS US TREASURY BELLWETHER 3 MONTH INDEX	NET ASSET VALUE	MARKET VALUE	BLOOMBERG BARCLAYS US TREASURY BELLWETHER 3 MONTH INDEX
ONE YEAR	1.53%	1.64%	0.50%	1.53%	1.64%	0.50%
SINCE INCEPTION (1)	2.87%	2.97%	0.80%	0.76%	0.79%	0.22%

(1)	For the period October 9, 2013 to June 30, 2017.

Bloomberg Barclays US Treasury Bellwether 3 Month Index

The Bloomberg Barclays US Treasury Bellwether 3 Month Index is a benchmark tracking the performance and attributes of the on-the-run U.S. Treasury that reflects the most recently issued three month security.

14

SPDR SSGA ULTRA SHORT TERM BOND ETF —

PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

15

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR DoubleLine Total Return Tactical ETF (the “Fund”) normally invests substantially all of its assets in the State Street DoubleLine Total Return Tactical Portfolio (the “Portfolio”), which seeks to maximize total return. As a result, the Fund invests indirectly through the Portfolio. The Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

For the 12-month period ended June 30, 2017 (the “Reporting Period”), the total return for the Fund was 1.55%, and the total return for the Index was –0.32%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund outperformed the Index during the Reporting Period. With a meaningful increase in U.S. interest rates over the trailing 12-month period, the Fund’s shorter duration relative to the Index was a major driver of this outperformance. The Fund’s performance proved particularly resilient during the rate selloff occurring after the U.S. Presidential election. Relative performance further benefited when rates stabilized after this first leg higher, and credit spreads continued to compress into the end of June.

On a sector level, the top performing allocations within the Fund were High Yield and Emerging Market exposures. These two sectors benefited from a seemingly relentless narrowing of credit spreads and healthy inflows into funds focused on these two markets. The worst performing sector was Treasuries — in fact, this was the only negative returning sector over the Reporting Period. Low coupons in an environment of rising rates created a poor atmosphere for these bonds. For similar reasons Agency Mortgages and Investment Grade Credit also lagged other sectors over this period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

16

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF — PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (2/23/15, 2/24/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR DoubleLine Total Return Tactical ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2016 (as supplemented July 7, 2017) is 0.65% (0.55% after fee waiver.) Since inception reflects the impact of an expense limitation agreement. Had the adviser not waived fees and reimbursed certain expenses, returns would have been lower.

PERFORMANCE AS OF JUNE 30, 2017

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BLOOMBERG BARCLAYS US AGGREGATE BOND INDEX	NET ASSET VALUE	MARKET VALUE	BLOOMBERG BARCLAYS US AGGREGATE BOND INDEX
ONE YEAR	1.55%	1.80%	–0.31%	1.55%	1.80%	–0.31%
SINCE INCEPTION (1)	5.28%	5.66%	4.71%	2.21%	2.37%	1.98%

(1)	For the period February 23, 2015 to June 30, 2017.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States.

17

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF —

PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

18

SPDR MFS SYSTEMATIC CORE EQUITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MFS Systematic Core Equity ETF (the “Fund”) normally invests substantially all of its assets in the SSGA MFS Systematic Core Equity Portfolio (the “Portfolio”), which seeks to achieve capital appreciation. As a result, the Fund invests indirectly through the Portfolio. The Fund’s benchmark is the S&P 500 Index (the “Index”).

For the 12-month period ended June 30, 2017 (the “Reporting Period”), the total return for the Fund was 19.92%, and the Index was 17.90%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Global growth improved during much of the Reporting Period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the U.S. elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting U.S. equities and bond yields. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the Reporting Period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the Reporting Period. Toward the end of the Reporting Period, fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated somewhat during the Reporting Period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the U.S. dollar was an earnings headwind for multinationals early in the Reporting Period, but subsided by the end of the Reporting Period. U.S. consumer spending held up well during the second half of the Reporting Period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the Reporting Period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the Reporting Period, showed signs of improvement in the period’s second half and emerging markets (“EM”) countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the Reporting Period, however, new challenges emerged for EM debt as a result of the U.S. presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy which could negatively impact EM economies. These concerns, along with rising expectations for U.S. growth, inflation and interest rates, have turned the tables on flows into EM debt. Since the election, flows have reversed. As of the end of the Reporting Period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Security selection in both the leisure and retailing sectors contributed to Fund performance relative to the Index during the year. Within the leisure sector, the Fund’s overweight position in video game maker Electronic Arts aided relative returns. Within the retailing sector, overweighting technology products retailer Best Buy and internet retailer Amazon.com benefited relative results.

Strong security selection and underweighting the energy sector also supported relative performance. Within this sector, an overweight position in independent oil refiner Valero Energy aided relative returns.

19

SPDR MFS SYSTEMATIC CORE EQUITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Elsewhere, the Fund’s overweight positions in insurance company Prudential Financial, global financial services firm JPMorgan Chase, online travel company Priceline Group, equipment rental company United Rentals and enterprise information technology provider Hewlett Packard Enterprise all contributed to relative performance. Avoiding poor-performing diversified industrial conglomerate General Electric further buoyed relative results.

Weak security selection and underweighting the technology sector detracted from relative performance. Within this sector, not owning strong-performing software giant Microsoft and overweighting diversified technology products and services company IBM hurt relative results.

Security selection and overweighting the utilities & communications sector also weakened relative performance during the Reporting Period. Within this sector, overweight positions in telecommunications services provider Verizon Communications, integrated electric power company AES and utility services provider Exelon weakened relative returns as all three companies underperformed the Index.

In other sectors, overweight positions in biotech firm Gilead Sciences, food producer Tyson Foods, oilseeds, corn, and wheat processor Archer Daniels Midland and apparel and accessories manufacturer Michael Kors all held back relative performance. Not owning shares of diversified financial services firm Bank of America further weighed on relative results as shares of the company outpaced the Index during the reporting period.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis were Prudential Financial, Inc., Best Buy Co., Inc. and JP Morgan Chase and Co. The top negative contributors to the Fund’s performance on an absolute basis were Gilead Sciences, Inc., Verizon Communications, Inc., and Tyson Foods, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

20

SPDR MFS SYSTEMATIC CORE EQUITY ETF —

PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/8/14, 1/9/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR MFS Systematic Core Equity ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2016 (as supplemented July 7, 2017) is 0.60%.

PERFORMANCE AS OF JUNE 30, 2017

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	S&P 500 INDEX	NET ASSET VALUE	MARKET VALUE	S&P 500 INDEX
ONE YEAR	19.92%	19.85%	17.90%	19.92%	19.85%	17.90%
SINCE INCEPTION (1)	50.23%	50.09%	41.87%	12.42%	12.39%	10.59%

(1)	For the period January 8, 2014 to June 30, 2017.

S&P 500 Index

The S&P 500 Index is composed of five hundred (500) selected stocks, all of which are listed on national stock exchanges and span over 25 separate industry groups.

21

SPDR MFS SYSTEMATIC CORE EQUITY ETF —

PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

22

SPDR MFS SYSTEMATIC GROWTH EQUITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MFS Systematic Growth Equity ETF (the “Fund”) normally invests substantially all of its investable assets in the SSGA MFS Systematic Growth Equity Portfolio (the “Portfolio”), which seeks to achieve capital appreciation. As a result, this Fund invests indirectly through the Portfolio. The Fund’s benchmark is the Russell 1000 Growth Index (the “Index”).

For the 12-month period ended June 30, 2017 (the “Reporting Period”), the total return for the Fund was 18.18%, and the Index was 20.42%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Global growth improved during much of the Reporting Period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the U.S. elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting U.S. equities and bond yields. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the Reporting Period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the Reporting Period. Toward the end of the Reporting Period, fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated somewhat during the Reporting Period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the US dollar was an earnings headwind for multinationals early in the Reporting Period, but subsided by the end of the Reporting Period. U.S. consumer spending held up well during the second half of the Reporting Period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the Reporting Period before tapering off at the end of the Reporting Period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the Reporting Period’s second half and emerging markets (“EM”) countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the Reporting Period, however, new challenges emerged for EM debt as a result of the U.S. presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy which could negatively impact EM economies. These concerns, along with rising expectations for U.S. growth, inflation and interest rates, have turned the tables on flows into emerging markets debt. Since the election, flows have reversed. As of the end of the Reporting Period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Security selection and an underweight position in the technology sector negatively impacted performance relative to the Index during the Reporting Period. Within this sector, an underweight position in computer and personal electronics maker Apple, and not holding shares of software giant Microsoft, hurt relative results.

Weak stock selection in the health care sector further hindered relative performance. Overweight positions in poor-performing health services and information technology company McKesson, biotech firm Gilead Sciences and healthcare services company Express Scripts all weighed on relative results.

23

SPDR MFS SYSTEMATIC GROWTH EQUITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Stocks in other sectors that detracted from relative returns included overweight positions in food producer Tyson Foods, apparel retailer Michael Kors, telecommunications company Verizon Communications and automotive replacement parts distributor Autozone, as well as the timing of the Fund’s ownership in shares of apparel retailer Gap.

Strong security selection in the leisure, special products & services and industrial goods & services sectors benefited relative performance. Within the leisure sector, the Fund’s overweight positions in video game makers Take-Two Interactive and Electronic Arts, cable services provider Charter Communications and pizza delivery company Domino’s Pizza, lifted relative returns. Within the special products & services sector, an overweight position in shares of online travel company Priceline Group helped relative results. Within the industrial goods & services sector, the Fund’s overweight position in equipment rental company United Rentals supported relative performance.

Elsewhere, holding shares of insurance company Prudential Financial and technology products retailer Best Buy and overweighting shares of electronic systems manufacturer Lear and hospital and medical insurance plans provider Anthem benefited relative returns.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis were Take-Two Interactive, United Rentals, Inc. and Priceline Group. The top negative contributors to the Fund’s performance on an absolute basis were Tyson Foods, Inc., Apple, Inc., and McKesson Group.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

24

SPDR MFS SYSTEMATIC GROWTH EQUITY ETF —

PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/8/14, 1/9/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR MFS Systematic Growth Equity ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2016 (as supplemented July 7, 2017) is 0.60%.

PERFORMANCE AS OF JUNE 30, 2017

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 GROWTH INDEX	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 GROWTH INDEX
ONE YEAR	18.18%	18.41%	20.42%	18.18%	18.41%	20.42%
SINCE INCEPTION (1)	55.49%	55.74%	46.81%	13.54%	13.59%	11.68%

(1)	For the period January 8, 2014 to June 30, 2017.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

25

SPDR MFS SYSTEMATIC GROWTH EQUITY ETF —

PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

26

SPDR MFS SYSTEMATIC VALUE EQUITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MFS Systematic Value Equity ETF (the “Fund”) normally invests substantially all of its investable assets in the SSGA MFS Systematic Value Equity Portfolio (the “Portfolio”), which seeks to achieve capital appreciation. As a result, this Fund invests indirectly through the Portfolio. The Fund’s benchmark is the Russell 1000 Value Index (the “Index”).

For the 12-month period ended June 30, 2017 (the “Reporting Period”), the total return for the Fund was 19.61%, and the Index was 15.53%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Global growth improved during much of the Reporting Period as oil prices recovered from their earlier plunge and fiscal and monetary stimulus from China took hold. Market confidence increased after the U.S. elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting U.S. equities and bond yields. The U.S. Federal Reserve increased interest rates by 25 basis points at the end of the Reporting Period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. Globally, however, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory during the Reporting Period. Toward the end of the Reporting Period, fears of a populist wave in Europe subsided after establishment candidates won the Dutch and French elections.

Headwinds from lower energy and commodity prices abated somewhat during the Reporting Period as stabilizing oil prices helped push energy earnings higher relative to expectations. A sharp rise in the U.S. dollar was an earnings headwind for multinationals early in the Reporting Period, but has since subsided. U.S. consumer spending held up well during the second half of the Reporting Period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the Reporting Period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the Reporting Period, showed signs of improvement in the Reporting Period’s second half and emerging markets (“EM”) countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the Reporting Period, however, new challenges emerged for EM debt as a result of the U.S. presidential election, which raised concerns about the potential for a protectionist turn in U.S. trade policy which could negatively impact EM economies. These concerns, along with rising expectations for U.S. growth, inflation and interest rates, have turned the tables on flows into EM debt. Since the election, flows have reversed. As of the end of the Reporting Period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Security selection in both the industrial goods & services and retailing sectors contributed to performance relative to the Index during the Reporting Period. Within the industrial goods & services sector, an overweight position in equipment rental company United Rentals, and avoiding poor-performing diversified industrial conglomerate General Electric, bolstered relative results. Within the retailing sector, the Fund’s overweight position in technology products retailer Best Buy further supported relative returns, Security selection and underweighting the energy sector also added to relative performance. Here, an underweight in integrated oil and gas company Exxon Mobil and an overweight position in independent oil refiner Valero Energy boosted relative performance.

27

SPDR MFS SYSTEMATIC VALUE EQUITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Elsewhere, overweight positions in insurance company Prudential Financial, global financial services firms JPMorgan Chase and Citigroup and enterprise storage and data management software company NetApp aided relative performance. Not investing in shares of telecommunication services provider AT&T further contributed to relative returns as the security underperformed the benchmark during the Reporting Period.

Security selection in the technology sector hindered relative performance. However, within this sector there were no stocks that were among the Fund’s top relative detractors over the Reporting Period.

Elsewhere, overweight positions in real estate investment trust Store Capital, oil and gas exploration & production company Anadarko Petroleum, food producer Tyson Foods, telecommunications services provider Verizon Communications, biotech firm Gilead Sciences, utility services provider Exelon, apparel and accessories manufacturer Michael Kors, sporting goods retailer Dicks Sporting Goods and oil and gas exploration and production company Occidental Petroleum all detracted from relative performance. The timing of the Fund’s ownership in shares of natural gas exploration firm Rice Energy further weighed on relative returns.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis were Best Buy Co., Inc., Prudential Financial, Inc. and JP Morgan Chase & Co. The top negative contributors to the Fund’s performance on an absolute basis were Store Capital Corp., Anadarko Petroleum Corp, and Tyson Foods, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

28

SPDR MFS SYSTEMATIC VALUE EQUITY ETF —

PERFORMANCE SUMMARY

The following performance chart of the Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (1/8/14, 1/9/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR MFS Systematic Value Equity ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2016 (as supplemented July 7, 2017) is 0.60%.

PERFORMANCE AS OF JUNE 30, 2017

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 VALUE INDEX	NET ASSET VALUE	MARKET VALUE	RUSSELL 1000 VALUE INDEX
ONE YEAR	19.61%	19.63%	15.53%	19.61%	19.63%	15.53%
SINCE INCEPTION (1)	40.37%	40.22%	34.35%	10.25%	10.21%	8.87%

(1)	For the period January 8, 2014 to June 30, 2017.

Russell 1000 Value Index

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

29

SPDR MFS SYSTEMATIC VALUE EQUITY ETF —

PERFORMANCE SUMMARY (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

30

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31

SSGA ACTIVE TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2017

	SPDR SSGA Multi-Asset Real Return ETF	SPDR SSGA Income Allocation ETF	SPDR SSGA Global Allocation ETF
ASSETS
Investment in corresponding Portfolio, at value (Note 1)	$115,980,693	$96,276,409	$209,462,903
Receivable for fund shares sold	—	—	—
Receivable from Adviser (Note 3)	—	—	29,092

TOTAL ASSETS	115,980,693	96,276,409	209,491,995

LIABILITIES
Advisory fee payable (Note 3)	2,729	12,883	—
Distribution payable	902,741	887,221	1,711,599
Accrued expenses and other liabilities	8	17	—

TOTAL LIABILITIES	905,478	900,121	1,711,599

NET ASSETS	$115,075,215	$95,376,288	$207,780,396

NET ASSETS CONSIST OF:
Paid-in Capital	$156,391,986	$99,123,173	$204,408,530
Undistributed (distribution in excess of) net investment income (loss)	(433,560)	149,271	310,145
Accumulated net realized gain (loss) on investments	(32,311,098)	(8,076,854)	(11,038,230)
Net unrealized appreciation (depreciation) on:
Investments	(8,572,113)	4,180,698	14,099,951

NET ASSETS	$115,075,215	$95,376,288	$207,780,396

NET ASSET VALUE PER SHARE
Net asset value per share	$23.97	$32.33	$35.52

Shares outstanding (unlimited amount authorized, no par value)	4,800,000	2,950,000	5,850,000

See accompanying notes to financial statements and financial statements of the Master Portfolios.

32

SPDR Blackstone/ GSO Senior Loan ETF	SPDR SSGA Ultra Short Term Bond ETF	SPDR DoubleLine Total Return Tactical ETF	SPDR MFS Systematic Core Equity ETF	SPDR MFS Systematic Growth Equity ETF	SPDR MFS Systematic Value Equity ETF

$1,821,086,412	$18,117,432	$3,352,024,481	$6,885,286	$39,180,281	$6,006,271
—	—	2,451,597	—	—	—
—	—	309,764	—	—	—

1,821,086,412	18,117,432	3,354,785,842	6,885,286	39,180,281	6,006,271

580,543	—	963,071	1,692	14,401	1,462
—	—	—	21,904	87,096	23,876
700	—	21,565	—	14	—

581,243	—	984,636	23,596	101,511	25,338

$1,820,505,169	$18,117,432	$3,353,801,206	$6,861,690	$39,078,770	$5,980,933

$1,856,785,097	$18,348,466	$3,380,567,399	$5,843,651	$38,933,771	$5,415,994
3,100,293	5,324	7,446,958	(21,904)	(22,472)	(17,301)
(48,173,380)	(276,123)	(19,242,824)	136,428	(18,194)	40,585

8,793,159	39,765	(14,970,327)	903,515	185,665	541,655

$1,820,505,169	$18,117,432	$3,353,801,206	$6,861,690	$39,078,770	$5,980,933

$47.41	$40.26	$49.03	$68.62	$71.05	$59.81

38,400,000	450,000	68,400,000	100,000	550,000	100,000

33

SSGA ACTIVE TRUST

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2017

	SPDR SSGA Multi-Asset Real Return ETF	SPDR SSGA Income Allocation ETF	SPDR SSGA Global Allocation ETF
INCOME AND EXPENSES ALLOCATED FROM PORTFOLIO
Interest income allocated from the Portfolio (Note 2)	$—	$—	$—
Dividend income allocated from the Portfolio (Note 2)	2,419,343	3,901,726	5,674,745
Foreign taxes withheld allocated from the Portfolio	—	—	—
Expenses allocated from the Portfolio (Note 2)	(194,887)	(205,041)	(392,751)

TOTAL INVESTMENT INCOME (LOSS) ALLOCATED FROM PORTFOLIO	2,224,456	3,696,685	5,281,994

EXPENSES
Advisory fees (Note 3)	18,382	163,759	—
Trustees’ fees and expenses (Note 4)	1,456	1,819	3,775
Miscellaneous expenses	232	254	14

TOTAL EXPENSES	20,070	165,832	3,789

Expenses waived/reimbursed by the Adviser (Note 3)	—	—	(384,991)

NET EXPENSES	20,070	165,832	(381,202)

NET INVESTMENT INCOME (LOSS)	2,204,386	3,530,853	5,663,196

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions allocated from Portfolio	(5,911,292)	214,463	(1,033,092)
In-kind redemptions allocated from Portfolio	846,849	1,306,135	1,214,587
Capital gain distributions allocated from Portfolio	44,344	115,429	99,208
Net change in unrealized appreciation/depreciation on:
Net change in unrealized appreciation (depreciation) allocated from Portfolio	2,590,190	1,395,074	11,097,304

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,429,909)	3,031,101	11,378,007

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(225,523)	$6,561,954	$17,041,203

See accompanying notes to financial statements and financial statements of the Master Portfolios.

34

SPDR Blackstone/ GSO Senior Loan ETF	SPDR SSGA Ultra Short Term Bond ETF	SPDR DoubleLine Total Return Tactical ETF	SPDR MFS Systematic Core Equity ETF	SPDR MFS Systematic Growth Equity ETF	SPDR MFS Systematic Value Equity ETF

$54,297,503	$194,851	$98,597,479	$—	$—	$—
563,244	4,017	955,935	135,118	320,157	94,919
—	—	(1,311)	—	—	—
(3,588,888)	(30,942)	(9,232,723)	(19,207)	(58,067)	(11,925)

51,271,859	167,926	90,319,380	115,911	262,090	82,994

4,750,697	—	10,703,090	19,055	58,004	11,857
20,475	320	79,655	121	248	64
9,404	123	29,898	1	28	1

4,780,576	443	10,812,643	19,177	58,280	11,922

—	—	(3,207,429)	—	—	—

4,780,576	443	7,605,214	19,177	58,280	11,922

46,491,283	167,483	82,714,166	96,734	203,810	71,072

2,066,423	(4,025)	2,330,164	141,523	122,861	55,555
—	—	—	—	3,178,967	—
—	—	—	—	—	—

10,003,246	44,001	(41,419,853)	911,630	(247,234)	483,114

12,069,669	39,976	(39,089,689)	1,053,153	3,054,594	538,669

$58,560,952	$207,459	$43,624,477	$1,149,887	$3,258,404	$609,741

35

SSGA ACTIVE TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	SPDR SSGA Multi-Asset Real Return ETF		SPDR SSGA Income Allocation ETF
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,204,386	$1,211,069	$3,530,853	$3,286,224
Net realized gain (loss)	(5,020,099)	(16,425,290)	1,636,027	(3,781,455)
Net change in unrealized appreciation/depreciation	2,590,190	6,755,515	1,395,074	3,854,231

Net increase (decrease) in net assets resulting from operations	(225,523)	(8,458,706)	6,561,954	3,359,000

Net equalization credits and charges (Note 2)	26,885	23,691	(24,329)	(86,567)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,180,468)	(1,284,505)	(3,075,849)	(3,629,570)
Net realized gains	—	—	—	—
Return of capital	—	—	—	—

Total distributions to shareholders	(2,180,468)	(1,284,505)	(3,075,849)	(3,629,570)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	47,857,927	26,711,193	1,595,744	3,064,239
Cost of shares redeemed	(10,818,117)	(77,421,277)	(14,310,948)	(18,208,088)
Net income equalization (Note 2)	(26,885)	(23,691)	24,329	86,567
Other capital (Note 5)	—	—	—	—

Net increase (decrease) in net assets from beneficial interest transactions	37,012,925	(50,733,775)	(12,690,875)	(15,057,282)

Net increase (decrease) in net assets during the period	34,633,819	(60,453,295)	(9,229,099)	(15,414,419)

Net assets at beginning of period	80,441,396	140,894,691	104,605,387	120,019,806

NET ASSETS AT END OF PERIOD	$115,075,215	$80,441,396	$95,376,288	$104,605,387

Undistributed (distribution in excess of) net investment income (loss)	$(433,560)	$(380,758)	$149,271	$(359,964)

SHARES OF BENEFICIAL INTEREST:
Shares sold	1,950,000	1,200,000	50,000	100,000
Shares redeemed	(450,000)	(3,351,111)	(450,000)	(601,111)

Net increase (decrease)	1,500,000	(2,151,111)	(400,000)	(501,111)

See accompanying notes to financial statements and financial statements of the Master Portfolios.

36

SPDR SSGA Global Allocation ETF		SPDR Blackstone/GSO Senior Loan ETF		SPDR SSGA Ultra Short Term Bond ETF
Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16

$ 5,663,196	$4,237,435	$46,491,283	$31,068,882	$167,483	$220,815
280,703	(8,789,724)	2,066,423	(46,702,938)	(4,025)	(268,823)
11,097,304	1,852,621	10,003,246	7,786,190	44,001	5,478

17,041,203	(2,699,668)	58,560,952	(7,847,866)	207,459	(42,530)

(5,755)	90,933	1,344,767	291,518	(82)	60,118

(4,865,796)	(5,119,774)	(45,308,923)	(31,186,434)	(162,266)	(223,429)
—	(382,777)	—	—	—	—
—	—	—	—	—	(46,943)

(4,865,796)	(5,502,551)	(45,308,923)	(31,186,434)	(162,266)	(270,372)

27,444,065	106,134,741	1,009,200,238	239,115,391	6,030,951	195,789,866
(16,951,553)	(56,475,220)	(4,708,856)	(70,050,396)	(12,015,514)	(187,553,580)
5,755	(90,933)	(1,344,767)	(291,518)	82	(60,118)
—	—	533,984	386,597	18,045	97,270

10,498,267	49,568,588	1,003,680,599	169,160,074	(5,966,436)	8,273,438

22,667,919	41,457,302	1,018,277,395	130,417,292	(5,921,325)	8,020,654

185,112,477	143,655,175	802,227,774	671,810,482	24,038,757	16,018,103

$207,780,396	$185,112,477	$1,820,505,169	$802,227,774	$18,117,432	$24,038,757

$ 310,145	$(542,324)	$3,100,293	$1,917,933	$5,324	$—

800,000	3,150,000	21,300,000	5,050,000	150,000	4,900,000
(500,000)	(1,751,111)	(100,000)	(1,500,000)	(300,000)	(4,700,000)

300,000	1,398,889	21,200,000	3,550,000	(150,000)	200,000

37

SSGA ACTIVE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR DoubleLine Total Return Tactical ETF		SPDR MFS Systematic Core Equity ETF
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$82,714,166	$53,746,502	$96,734	$85,591
Net realized gain (loss)	2,330,164	(3,169,758)	141,523	351,022
Net change in unrealized appreciation/depreciation	(41,419,853)	33,117,148	911,630	(346,244)

Net increase (decrease) in net assets resulting from operations	43,624,477	83,693,892	1,149,887	90,369

Net equalization credits and charges (Note 2)	890,764	2,569,641	—	16,445

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(91,135,299)	(51,231,117)	(96,747)	(102,966)
Net realized gains	(5,206,246)	—	—	(63,234)

Total distributions to shareholders	(96,341,545)	(51,231,117)	(96,747)	(166,200)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	765,835,234	1,878,119,722	—	5,860,887
Cost of shares redeemed	(19,509,802)	—	—	(2,902,795)
Net income equalization (Note 2)	(890,764)	(2,569,641)	—	(16,445)
Other capital (Note 5)	2,241,745	925,486	—	—

Net increase (decrease) in net assets from beneficial interest transactions	747,676,413	1,876,475,567	—	2,941,647

Net increase (decrease) in net assets during the period	695,850,109	1,911,507,983	1,053,140	2,882,261

Net assets at beginning of period	2,657,951,097	746,443,114	5,808,550	2,926,289

NET ASSETS AT END OF PERIOD	$3,353,801,206	$2,657,951,097	$6,861,690	$5,808,550

Undistributed (distribution in excess of) net investment income (loss)	$7,446,958	$3,974,284	$(21,904)	$(25,922)

SHARES OF BENEFICIAL INTEREST:
Shares sold	15,500,000	38,200,000	—	100,000
Shares redeemed	(400,000)	—	—	(50,000)

Net increase (decrease)	15,100,000	38,200,000	—	50,000

See accompanying notes to financial statements and financial statements of the Master Portfolios.

38

SPDR MFS Systematic Growth Equity ETF		SPDR MFS Systematic Value Equity ETF
Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16

$203,810	$113,020	$71,072	$49,540
3,301,828	378,142	55,555	109,849
(247,234)	53,265	483,114	(243,554)

3,258,404	544,427	609,741	(84,165)

3,639	1,422	2,637	—

(196,549)	(115,383)	(74,269)	(50,382)
—	(183,280)	(61,570)	(161,371)

(196,549)	(298,663)	(135,839)	(211,753)

45,181,472	8,964,863	2,907,751	—
(21,298,530)	(3,100,803)	—	—
(3,639)	(1,422)	(2,637)	—
—	—	—	—

23,879,303	5,862,638	2,905,114	—

26,944,797	6,109,824	3,381,653	(295,918)

12,133,973	6,024,149	2,599,280	2,895,198

$39,078,770	$12,133,973	$5,980,933	$2,599,280

$(22,472)	$(29,733)	$(17,301)	$(12,678)

650,000	150,000	50,000	—
(300,000)	(50,000)	—	—

350,000	100,000	50,000	—

39

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period (a)

	SPDR SSGA Multi-Asset Real Return ETF
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13
Net asset value, beginning of period	$24.38	$25.85	$30.86	$27.68	$28.77

Income (loss) from investment operations:
Net investment income (loss) (b)	0.56	0.30	0.43	0.57	0.86
Net realized and unrealized gain (loss) (c)	(0.44)	(1.43)	(5.02)	3.22	(1.33)

Total from investment operations	0.12	(1.13)	(4.59)	3.79	(0.47)

Net equalization credits and charges (b)	0.01	0.01	0.01	0.01	0.03

Distributions to shareholders from:
Net investment income	(0.54)	(0.35)	(0.43)	(0.62)	(0.65)

Net asset value, end of period	$23.97	$24.38	$25.85	$30.86	$27.68

Total return (d)	0.56%	(4.22)%	(14.84)%	13.85%	(1.67)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$115,075	$80,441	$140,895	$163,580	$120,434
Ratios to average net assets:
Total expenses	0.22%	0.28%	0.23%	0.24%	0.25%
Net investment income (loss)	2.28%	1.29%	1.53%	1.97%	2.86%
Portfolio turnover rate (e)	46%	25%	33%	40%	31%

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

40

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period (a)

	SPDR SSGA Income Allocation ETF
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13
Net asset value, beginning of period	$31.23	$31.16	$32.70	$29.90	$29.85

Income (loss) from investment operations:
Net investment income (loss) (b)	1.10	0.93	0.97	1.16	1.41
Net realized and unrealized gain (loss) (c)	0.98	0.22	(1.51)	2.86	(0.25)

Total from investment operations	2.08	1.15	(0.54)	4.02	1.16

Net equalization credits and charges (b)	(0.01)	(0.02)	0.02	(0.03)	0.12

Distributions to shareholders from:
Net investment income	(0.97)	(1.06)	(1.02)	(1.19)	(1.23)

Net asset value, end of period	$32.33	$31.23	$31.16	$32.70	$29.90

Total return (d)	6.78%	3.77%	(1.59)%	13.57%	4.22%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$95,376	$104,605	$120,020	$103,035	$171,977
Ratios to average net assets:
Total expenses	0.37%	0.37%	0.35%	0.36%	0.35%
Net investment income (loss)	3.49%	3.07%	3.00%	3.73%	4.50%
Portfolio turnover rate (e)	47%	54%	64%	63%	80%

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

41

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period (a)

	SPDR SSGA Global Allocation ETF
	Year Ended 6/30/17		Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13
Net asset value, beginning of period	$33.35		$34.61	$35.47	$31.18	$29.19

Income (loss) from investment operations:
Net investment income (loss) (b)	0.99		0.81	0.92	0.98	1.03
Net realized and unrealized gain (loss) (c)	2.03		(1.09)	(0.73)	4.20	1.77

Total from investment operations	3.02		(0.28)	0.19	5.18	2.80

Net equalization credits and charges (b)	(0.00	)(d)	0.02	0.05	0.02	0.09

Distributions to shareholders from:
Net investment income	(0.85)		(0.94)	(0.91)	(0.91)	(0.90)
Net realized gains	—		(0.06)	(0.19)	—	—

Total distributions	(0.85)		(1.00)	(1.10)	(0.91)	(0.90)

Net asset value, end of period	$35.52		$33.35	$34.61	$35.47	$31.18

Total return (e)	9.14%		(0.63)%	0.66%	16.81%	9.91%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$207,780		$185,112	$143,655	$97,589	$51,484
Ratios to average net assets:
Total expenses	0.20%		0.20%	0.20%	0.20%	0.20%
Net expenses	0.01%		0.06%	0.05%	0.05%	0.04%
Net investment income (loss)	2.91%		2.45%	2.60%	2.91%	3.23%
Portfolio turnover rate (f)	90%		86%	98%	89%	123%

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

42

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period (a)

	SPDR Blackstone / GSO Senior Loan ETF
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	For the Period 4/3/13* - 6/30/13
Net asset value, beginning of period	$46.64	$49.22	$50.02	$49.65	$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	1.85	1.95	2.01	1.54	0.24
Net realized and unrealized gain (loss) (c)	0.73	(2.58)	(0.88)	0.24	(0.65)

Total from investment operations	2.58	(0.63)	1.13	1.78	(0.41)

Net equalization credits and charges (b)	0.05	0.02	0.01	0.03	0.06

Other capital	0.02	0.02	0.02	0.04	0.10

Distributions to shareholders from:
Net investment income	(1.88)	(1.99)	(1.96)	(1.48)	(0.10)

Net asset value, end of period	$47.41	$46.64	$49.22	$50.02	$49.65

Total return (d)	5.77%	(1.15)%	2.38%	3.77%	(0.48)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,820,505	$802,228	$671,810	$610,275	$332,654
Ratios to average net assets:
Total expenses	0.70%	0.71%	0.71%	0.85%	0.90	%(e)
Net investment income (loss)	3.91%	4.15%	4.09%	3.09%	1.97	%(e)
Portfolio turnover rate (f)	68%	88%	65%	77%	4%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

43

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period (a)

	SPDR SSGA Ultra Short Term Bond ETF
	Year Ended 6/30/17		Year Ended 6/30/16	Year Ended 6/30/15	For the Period 10/9/13* - 6/30/14
Net asset value, beginning of period	$40.06		$40.05	$40.10	$40.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.44		0.27	0.13	0.10
Net realized and unrealized gain (loss) (c)	0.13		(0.21)	(0.05)	0.03

Total from investment operations	0.57		0.06	0.08	0.13

Net equalization credits and charges (b)	(0.00	)(d)	0.07	0.00 (d)	0.00	(d)

Other capital	0.05		0.12	0.01	0.05

Distributions to shareholders from:
Net investment income	(0.42)		(0.18)	(0.14)	(0.08)
Net realized gains	—		(0.06)	—	—

Total distributions	(0.42)		(0.24)	(0.14)	(0.08)

Net asset value, end of period	$40.26		$40.06	$40.05	$40.10

Total return (e)	1.53%		0.65%	0.20%	0.46%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$18,117		$24,039	$16,018	$14,035
Ratios to average net assets:
Total expenses	0.20%		0.20%	0.20%	0.20	%(f)
Net investment income (loss)	1.09%		0.69%	0.33%	0.34	%(f)
Portfolio turnover rate (g)	83%		407%	79%	39%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

44

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period (a)

	SPDR DoubleLine Total Return Tactical ETF
	Year Ended 6/30/17	Year Ended 6/30/16	For the Period 2/23/15* - 6/30/15
Net asset value, beginning of period	$49.87	$49.43	$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	1.33	1.54	0.55
Net realized and unrealized gain (loss) (c)	(0.66)	0.34	(0.88)

Total from investment operations	0.67	1.88	(0.33)

Net equalization credits and charges (b)	0.01	0.07	0.10

Other capital	0.04	0.03	0.05

Distributions to shareholders from:
Net investment income	(1.48)	(1.54)	(0.39)
Net realized gains	(0.08)	—	—

Total distributions	(1.56)	(1.54)	(0.39)

Net asset value, end of period	$49.03	$49.87	$49.43

Total return (d)	1.55%	4.03%	(0.34)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,353,801	$2,657,951	$746,443
Ratios to average net assets:
Total expenses	0.66%	0.65%	0.65	%(e)
Net expenses	0.55%	0.55%	0.56	%(e)
Net investment income (loss)	2.70%	3.14%	3.18	%(e)
Portfolio turnover rate (f)	72%	38%	14%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

45

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period (a)

	SPDR MFS Systematic Core Equity ETF
	Year Ended 6/30/17	Year Ended 6/30/16		Year Ended 6/30/15	For the Period 1/8/14* - 6/30/14
Net asset value, beginning of period	$58.09	$58.53		$53.60	$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.97	1.02		0.81	0.31
Net realized and unrealized gain (loss) (c)	10.53	(0.00	)(d)	6.48	3.59

Total from investment operations	11.50	1.02		7.29	3.90

Net equalization credits and charges (b)	—	0.20		(0.04)	—

Distributions to shareholders from:
Net investment income	(0.97)	(1.03)		(0.88)	(0.30)
Net realized gains	—	(0.63)		(1.44)	—

Total distributions	(0.97)	(1.66)		(2.32)	(0.30)

Net asset value, end of period	$68.62	$58.09		$58.53	$53.60

Total return (e)	19.92%	2.21%		13.70%	7.81%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$6,862	$5,809		$2,926	$5,360
Ratios to average net assets:
Total expenses	0.60%	0.61%		0.60%	0.60	%(f)
Net investment income (loss)	1.52%	1.78%		1.42%	1.25	%(f)
Portfolio turnover rate (g)	67%	39%		54%	27%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

46

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period (a)

	SPDR MFS Systematic Growth Equity ETF
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 1/8/14* - 6/30/14
Net asset value, beginning of period	$60.67	$60.24	$53.56	$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.70	0.63	0.66	0.28
Net realized and unrealized gain (loss) (c)	10.27	1.62	8.60	3.55

Total from investment operations	10.97	2.25	9.26	3.83

Net equalization credits and charges (b)	0.01	0.01	0.00 (d)	—

Distributions to shareholders from:
Net investment income	(0.60)	(0.61)	(0.68)	(0.27)
Net realized gains	—	(1.22)	(1.90)	—

Total distributions	(0.60)	(1.83)	(2.58)	(0.27)

Net asset value, end of period	$71.05	$60.67	$60.24	$53.56

Total return (e)	18.18%	3.96%	17.53%	7.68%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$39,079	$12,134	$6,024	$5,356
Ratios to average net assets:
Total expenses	0.60%	0.61%	0.60%	0.60	%(f)
Net investment income (loss)	1.05%	1.06%	1.14%	1.16	%(f)
Portfolio turnover rate (g)	55%	56%	67%	20%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

47

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period (a)

	SPDR MFS Systematic Value Equity ETF
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 1/8/14* - 6/30/14
Net asset value, beginning of period	$51.99	$57.90	$52.67	$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	1.03	0.99	0.75	0.34
Net realized and unrealized gain (loss) (c)	8.99	(2.66)	6.28	2.67

Total from investment operations	10.02	(1.67)	7.03	3.01

Net equalization credits and charges (b)	0.04	—	(0.03)	—

Distributions to shareholders from:
Net investment income	(1.01)	(1.01)	(0.85)	(0.34)
Net realized gains	(1.23)	(3.23)	(0.92)	—

Total distributions	(2.24)	(4.24)	(1.77)	(0.34)

Net asset value, end of period	$59.81	$51.99	$57.90	$52.67

Total return (d)	19.61%	(2.47)%	13.47%	6.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,981	$2,599	$2,895	$5,267
Ratios to average net assets:
Total expenses	0.60%	0.62%	0.60%	0.60	%(e)
Net investment income (loss)	1.80%	1.85%	1.36%	1.43	%(e)
Portfolio turnover rate (f)	64%	64%	61%	23%

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their respective Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(e)	Annualized.
(f)	Portfolio turnover rate is from the Fund’s respective Portfolio.

See accompanying notes to financial statements and financial statements of the Master Portfolios.

48

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2017

1.	Organization

SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of June 30, 2017, the Trust consists of twelve (12) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following series (each, a “Fund” and collectively, the “Funds”):

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA Income Allocation ETF

SPDR SSGA Global Allocation ETF

SPDR Blackstone / GSO Senior Loan ETF

SPDR SSGA Ultra Short Term Bond ETF

SPDR DoubleLine Total Return Tactical ETF

SPDR MFS Systematic Core Equity ETF

SPDR MFS Systematic Growth Equity ETF

SPDR MFS Systematic Value Equity ETF

Each Fund is classified as a diversified investment company under the 1940 Act, with the exception of SPDR SSGA Ultra Short Term Bond ETF and SPDR DoubleLine Total Return Tactical ETF, which are each a non-diversified investment company.

Each Fund is part of a master-feeder structure and each Fund invests substantially all of its assets in its respective master portfolio as shown below (each a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a separate series of the SSGA Master Trust (“Master Trust”). The performance of each Fund is directly affected by the performance of its respective Portfolios. The financial statements of the Portfolios, including their Schedules of Investments, are attached to this report and should be read in conjunction with the Funds’ financial statements.

Fund Name	Portfolio Name	Fund Ownership Interest in Portfolio at 06/30/17
SPDR SSGA Multi-Asset Real Return ETF	SSGA Multi-Asset Real Return Portfolio	99.99%
SPDR SSGA Income Allocation ETF	SSGA Income Allocation Portfolio	99.99%
SPDR SSGA Global Allocation ETF	SSGA Global Allocation Portfolio	99.99%
SPDR Blackstone / GSO Senior Loan ETF	Blackstone / GSO Senior Loan Portfolio	99.99%
SPDR SSGA Ultra Short Term Bond ETF	SSGA Ultra Short Term Bond Portfolio	99.99%
SPDR DoubleLine Total Return Tactical ETF	State Street DoubleLine Total Return Tactical Portfolio	99.99%
SPDR MFS Systematic Core Equity ETF	SSGA MFS Systematic Core Equity Portfolio	99.98%
SPDR MFS Systematic Growth Equity ETF	SSGA MFS Systematic Growth Equity Portfolio	99.99%
SPDR MFS Systematic Value Equity ETF	SSGA MFS Systematic Value Equity Portfolio	99.98%

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

49

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Security Valuation

Each Fund records its investments in its respective Portfolio at fair value (net asset value) each business day. The valuation policy of the Portfolios are discussed in Note 2 of the Portfolios’ Notes to Financial Statements, which are attached to this report.

Each Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that each Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolios are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolios. The Board has responsibility for determining the fair value of investments. The summary of the inputs used for each Portfolio, as of June 30, 2017, in valuing each Portfolio’s securities carried at fair value are discussed in Note 2 of the Portfolios’ Notes to Financial Statements.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions consist of the Fund’s pro-rata share of the respective Portfolio’s realized gains and losses. Net investment income consists of the Fund’s pro-rata share of the net investment income of the respective Portfolio less expenses of the Fund.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Each Fund is allocated a pro-rata share of the expense of its respective Portfolio.

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA Funds Management, Inc. (the “Adviser or “SSGA FM”) understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of June 30, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Equalization

The Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

The following Funds utilized equalization during the period ended June 30, 2017:

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA Income Allocation ETF

SPDR SSGA Global Allocation ETF

SPDR Blackstone / GSO Senior Loan ETF

SPDR Ultra Short Term Bond ETF

SPDR DoubleLine Total Return Tactical ETF

SPDR MFS Systematic Growth Equity ETF

SPDR MFS Systematic Value Equity ETF

50

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Distributions

The following Funds declare and distribute from net investment income, if any, to its shareholders:

Name	Frequency
SPDR SSGA Multi-Asset Real Return ETF	Quarterly
SPDR SSGA Income Allocation ETF	Quarterly
SPDR SSGA Global Allocation ETF	Quarterly
SPDR Blackstone / GSO Senior Loan ETF	Monthly
SPDR SSGA Ultra Short Term Bond ETF	Monthly
SPDR DoubleLine Total Return Tactical ETF	Monthly
SPDR MFS Systematic Core Equity ETF	Quarterly
SPDR MFS Systematic Growth Equity ETF	Quarterly
SPDR MFS Systematic Value Equity ETF	Quarterly

Net realized capital gains, if any, at are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

Each Fund has entered into an Investment Advisory Agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”). As compensation for services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

	Annual Rate*
SPDR SSGA Multi-Asset Real Return ETF	0.70%
SPDR SSGA Income Allocation ETF	0.70
SPDR SSGA Global Allocation ETF	0.35
SPDR Blackstone / GSO Senior Loan ETF	0.70
SPDR SSGA Ultra Short Term Bond ETF	0.20
SPDR DoubleLine Total Return Tactical ETF	0.65	**
SPDR MFS Systematic Core Equity ETF	0.60
SPDR MFS Systematic Growth Equity ETF	0.60
SPDR MFS Systematic Value Equity ETF	0.60

*	The Advisory fee is reduced by the proportional amount of the advisory fee, of each Fund’s respective Portfolio, as well as for SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF and SPDR SSGA Global Allocation ETF acquired fund fees and expenses. For the period ended June 30, 2017, the net annualized advisory fee was 0.02%, 0.16%, (0.20)%, 0.40%, 0.00%, 0.25%, 0.30%, 0.30% and 0.30% for the SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR Blackstone / GSO Senior Loan ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR DoubleLine Total Return Tactical ETF, SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF, SPDR and MFS Systematic Value Equity ETF, respectively. For the SPDR SSGA Global Allocation ETF and SPDR DoubleLine Total Return Tactical ETF the reduction resulted in a fee reimbursement which is identified on the Statements of Operations.
**	The Adviser has contractually agreed to waive its advisory fee and/or reimburse certain expenses, until October 31, 2017, so that the net annual fund operating expenses of the Fund will be limited to 0.55% of the Fund’s average daily net assets before application of any extraordinary expenses or acquired fund fees and expenses. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2017, the waiver and/or reimbursement may be cancelled or modified at any time. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Board.

51

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

The Adviser pays all operating expenses of each Fund other than management fee, distribution fee pursuant to each Fund’s Distribution and Service Plan, if any, brokerage expenses, taxes, interest, the fees and expenses of the Independent Trustees (including any Trustees’ counsel fees), litigation expenses, acquired fund fees and expenses and other expenses that are non-recurring in the ordinary course of business.

Administrator, Sub-Administrator, Custodian and Transfer Agent Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Distribution Fees

State Street Global Advisor Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the Distributor of the Trust. Effective May 1, 2017, the distributor’s name changed from State Street Global Markets, LLC to State Street Global Advisors Funds Distributors, LLC.

Prior to March 1, 2017, pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund was authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. Effective March 1, 2017, the Trust’s Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act, which had not been operational, was terminated.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street Corp., affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2017, are disclosed in the Schedules of Investments.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Shareholder Transactions

Each Fund issues and redeems its shares, at net asset value by each fund, only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a fund may consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash, except for certain funds that invest in TBAs or mortgage-backed securities. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or Custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.

6.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon

52

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, in-kind transactions, amortization and accretion of premium and discount for financial statement purposes, return of capital and wash sale loss deferrals. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2017, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR SSGA Multi-Asset Real Return ETF	$2,180,468	$—	$—	$2,180,468
SPDR SSGA Income Allocation ETF	3,075,849	—	—	3,075,849
SPDR SSGA Global Allocation ETF	4,865,796	—	—	4,865,796
SPDR Blackstone / GSO Senior Loan ETF	45,308,923	—	—	45,308,923
SPDR SSGA Ultra Short Term Bond ETF	162,266	—	—	162,266
SPDR DoubleLine Total Return Tactical ETF	94,588,915	1,752,630	—	96,341,545
SPDR MFS Systematic Core Equity ETF	96,747	—	—	96,747
SPDR MFS Systematic Growth Equity ETF	196,549	—	—	196,549
SPDR MFS Systematic Value Equity ETF	83,567	52,272	—	135,839

The tax character of distributions paid during the year ended June 30, 2016 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR SSGA Multi-Asset Real Return ETF	$1,284,505	$—	$—	$1,284,505
SPDR SSGA Income Allocation ETF	3,629,570	—	—	3,629,570
SPDR SSGA Global Allocation ETF	5,192,207	310,344	—	5,502,551
SPDR Blackstone / GSO Senior Loan ETF	31,186,434	—	—	31,186,434
SPDR SSGA Ultra Short Term Bond ETF	223,429		46,943	270,372
SPDR DoubleLine Total Return Tactical ETF	51,231,117	—	—	51,231,117
SPDR MFS Systematic Core Equity ETF	140,151	26,049	—	166,200
SPDR MFS Systematic Growth Equity ETF	181,192	117,471	—	298,663
SPDR MFS Systematic Value Equity ETF	140,433	71,320	—	211,753

At June 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Qualified Late-Year Losses*	Total
SPDR SSGA Multi-Asset Real Return ETF	$469,181	$(31,835,187)	$—	$(9,048,024)	$—	$(40,414,030)
SPDR SSGA Income Allocation ETF	1,036,492	(7,908,374)	—	4,012,218	—	(2,859,664)
SPDR SSGA Global Allocation ETF	2,021,744	(10,968,994)	—	14,030,715	—	5,083,465
SPDR Blackstone / GSO Senior Loan ETF	3,100,293	(47,733,882)	—	8,353,661	—	(36,279,928)
SPDR SSGA Ultra Short Term Bond ETF	5,324	(276,124)	—	39,766	—	(231,034)
SPDR DoubleLine Total Return Tactical ETF	7,446,958	—	—	(15,206,640)	(19,006,511)	(26,766,193)
SPDR MFS Systematic Core Equity ETF	58,621	—	73,544	907,778	—	1,039,943
SPDR MFS Systematic Growth Equity ETF	64,624	(18,194)	—	185,665	—	232,095
SPDR MFS Systematic Value Equity ETF	42,441	—	6,322	540,052	—	588,815

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

53

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

As of June 30, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:

	Non-Expiring Short Term**	Non-Expiring Long Term**	Total
SPDR SSGA Multi-Asset Real Return ETF	$10,404,453	$21,430,734	$31,835,187
SPDR SSGA Income Allocation ETF	5,657,867	2,250,507	7,908,374
SPDR SSGA Global Allocation ETF	9,921,210	1,047,784	10,968,994
SPDR Blackstone / GSO Senior Loan ETF	16,222,308	31,511,574	47,733,882
SPDR SSGA Ultra Short Term Bond ETF	259,991	16,133	276,124
SPDR MFS Systematic Growth Equity ETF	—	18,194	18,194

**	Must be utilized prior to losses subject to expiration.

As of June 30, 2017, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR SSGA Multi-Asset Real Return ETF	$125,028,717	$—	$9,048,024	$(9,048,024)
SPDR SSGA Income Allocation ETF	92,264,191	4,012,218	—	4,012,218
SPDR SSGA Global Allocation ETF	195,432,188	14,030,715	—	14,030,715
SPDR Blackstone / GSO Senior Loan ETF	1,812,732,750	8,353,662	—	8,353,662
SPDR SSGA Ultra Short Term Bond ETF	18,077,666	39,766	—	39,766
SPDR DoubleLine Total Return Tactical ETF	3,367,231,121	—	15,206,640	(15,206,640)
SPDR MFS Systematic Core Equity ETF	5,977,508	65,409,383	64,501,605	907,778
SPDR MFS Systematic Growth Equity ETF	38,994,616	185,665	—	185,665
SPDR MFS Systematic Value Equity ETF	5,466,219	540,052	—	540,052

7.	New Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact of the adoption of the amendments to Regulation S-X on the financial statements of the Funds and concluded that it will be limited to additional disclosures.

8.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

54

SSGA ACTIVE TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2017

To the Shareholders and Board of Trustees of SSGA Active Trust

We have audited the accompanying statements of assets and liabilities of SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR Blackstone / GSO Senior Loan ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR DoubleLine Total Return Tactical ETF, SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF (collectively, the “Funds”) (nine of the funds constituting SSGA Active Trust) as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Funds of SSGA Active Trust at June 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

55

SSGA ACTIVE TRUST

OTHER INFORMATION

June 30, 2017 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2017 to June 30, 2017.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(b)	Ending Account Value	Expenses Paid During Period(b)
SPDR SSGA Multi-Asset Real Return ETF(c)	0.21%	$991.40	$1.04	$1,023.80	$1.05
SPDR SSGA Income Allocation ETF(c)	0.37	1,072.50	1.90	1,023.00	1.86
SPDR SSGA Global Allocation ETF(a)(c)	(0.02)	1,087.30	(0.10)	1,024.90	(0.10)
SPDR Blackstone / GSO Senior Loan ETF(c)	0.70	1,016.10	3.50	1,021.30	3.51
SPDR SSGA Ultra Short Term Bond ETF(c)	0.20	1,007.40	1.00	1,023.80	1.00
SPDR DoubleLine Total Return Tactical ETF(c)	0.55	1,024.40	2.76	1,022.10	2.76
SPDR MFS Systematic Core Equity ETF(c)	0.60	1,101.00	3.13	1,021.80	3.01
SPDR MFS Systematic Growth Equity ETF(c)	0.60	1,139.00	3.18	1,021.80	3.01
SPDR MFS Systematic Value Equity ETF(c)	0.59	1,067.30	3.02	1,021.90	2.96

(a)	The Annualized Expense Ratio does not reflect acquired fund fees and expenses. If acquired fund fees and expenses were included, expenses would be higher.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365. Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.
(c)	Because the Funds invest all of their assets in their respective Master Portfolios, the expense example reflects the net expenses of both the Funds and the Master Portfolios in which they invest.

56

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2017.

Dividends Received Deduction

Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2017, are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Interest Income

Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gains as qualified interest income.

Long term capital gain dividends were paid from the following Funds during the year ended June 30, 2017:

Amount
SPDR DoubleLine Total Return Tactical ETF	$1,752,630
SPDR MFS Systematic Value Equity ETF	52,272

Foreign Tax Credit

The Trust has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by a Fund to its shareholders. For the year ended June 30, 2017, the total amount of foreign taxes that will be passed through are:

Amount
SPDR SSGA Multi-Asset Real Return ETF	$40,902
SPDR SSGA Global Allocation ETF	84,955
SPDR SSGA Income Allocation ETF	30,758

The amount of foreign source income earned on the following Funds during the year ended June 30, 2017 were as follows:

Amount
SPDR SSGA Multi-Asset Real Return ETF	$951,398
SPDR SSGA Global Allocation ETF	1,972,614
SPDR SSGA Income Allocation ETF	922,289

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolios of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC website, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

57

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreements

At in-person meetings held prior to June 30, 2017, the Board of Trustees of the Trusts (the “Board”) evaluated proposals to continue the separate Investment Advisory Agreements (the “Agreements”) between each Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the following operational series of SSGA Active Trust (the “SSAT Series”) and the corresponding series of SSGA Master Trust (together with the SSAT Series, the “Funds”): SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR Blackstone / GSO Senior Loan ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR DoubleLine Total Return Tactical ETF, SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreements.

In evaluating the Agreements, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trusts’ sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Funds under the Agreements, (ii) investment performance of the Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trusts, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trusts and materials provided prior to and at the meeting. The Board reviewed the Agreements and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the SSAT Series as exchange-traded funds and the experience and expertise of the Adviser with exchange-traded funds, as well as the master-feeder structure. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in active management, managing exchange-traded funds and master-feeder structures and overseeing third-party sub-advisers, as applicable.

Investment Performance

The Board then reviewed the Funds’ performance. The Board compared each Fund’s investment performance to the performance of an appropriate benchmark (gross of expenses) and a group of comparable funds (net of expenses). Among other information, the Board considered the following performance information in its evaluation of the Funds:

SPDR SSGA Multi-Asset Real Return ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 2-, 3- and 4-year periods, it had outperformed the median of its Performance Group for

58

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

the most recent 1-year period. In addition, the Board considered that although the Fund underperformed its benchmark index for the 1- and 3-year and since inception periods, its performance for the 3-year and since inception periods was comparable to that of the benchmark index.

SPDR SSGA Income Allocation ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1-, 2-, 3- and 4-year periods. In addition, the Board considered that although the Fund underperformed its benchmark index for the 1- and 3-year and since inception periods, its performance for the 3-year and since inception periods was comparable to that of the benchmark index.

SPDR SSGA Global Allocation ETF. The Board considered that the Fund either equaled or outperformed the median of its Performance Group for the 1-, 2-, 3- and 4-year periods. In addition, the Board considered that although the Fund underperformed its benchmark index for the 1- and 3-year and since inception periods, its performance for the 3-year and since inception periods was comparable to that of the benchmark index.

SPDR Blackstone / GSO Senior Loan ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 1-, 2- and 3-year periods, its performance during these periods was comparable to that of the median of the Performance Group. In addition, the Board considered that although the Fund underperformed its benchmark index for the most recent 1-year period, it outperformed its benchmark index for the 3-year and since inception periods.

SPDR SSGA Ultra Short Term Bond ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 3-year period, it equaled the median of its Performance Group for the 1- and 2-year periods. In addition, the Board considered that the Fund outperformed its benchmark index for the 1- and 3-year and since inception periods.

SPDR DoubleLine Total Return Tactical ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 1-year period, its performance was not significantly below the median of its Performance Group. In addition, the Board noted that the Fund outperformed its benchmark index for the 1-year and since inception periods.

SPDR MFS Systematic Core Equity ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1- and 2-year periods. In addition, the Board considered that although the Fund underperformed its benchmark index for the most recent 1-year period, it outperformed its benchmark index for the since inception period.

SPDR MFS Systematic Growth Equity ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 1-year period, it outperformed the median of its Performance Group for the 2-year period. In addition, the Board considered that although the Fund underperformed its benchmark index for the most recent 1-year period, it outperformed its benchmark index for the since inception period.

SPDR MFS Systematic Value Equity ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1- and 2-year periods. In addition, the Board considered that although the Fund underperformed its benchmark index for the most recent 1-year period, it outperformed its benchmark index for the since inception period.

In those instances where the Board observed underperformance, the Trustees considered management’s explanation of those factors that contributed to such underperformance and steps being taken in response to such factors. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory.

Profits Realized by Adviser

The Board considered the profitability of the advisory arrangement with the Funds to the Adviser, including data on the Funds’ historical profitability to the Adviser. The Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds that are actively managed, as applicable. The Board reviewed the universe of

59

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

similar exchange-traded funds for each ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. The Board also reviewed the fee structure, as applicable, of each Fund in connection with the master-feeder structure. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trusts, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trusts’ brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the Agreements did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.

Conclusion

The Board, including the Independent Trustees voting separately, approved the Agreements for each Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each Agreement were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the Funds were appropriate; (b) the performance of each Fund had been satisfactory; (c) the Adviser’s unitary fee for each Fund, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trusts’ relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser shared the economies of scale with respect to the Funds by way of the relatively low fee structure of the Trusts.

Approval of GSO / Blackstone Debt Funds Management LLC Sub-Advisory Agreements

At an in-person meeting held prior to June 30, 2017, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “GSO / Blackstone Sub-Advisory Agreements”) between the Adviser and GSO / Blackstone Debt Funds Management LLC (“GSO / Blackstone”) with respect to the SPDR Blackstone / GSO Senior Loan ETF, a series of the SSGA Active Trust, and Blackstone / GSO Senior Loan Portfolio, a series of the SSGA Master Trust, each sub-advised by GSO / Blackstone (the “GSO / Blackstone Funds”). The Independent Trustees also met separately with their independent legal counsel to consider the GSO / Blackstone Sub-Advisory Agreements.

In evaluating the GSO / Blackstone Sub-Advisory Agreements, the Board drew on materials provided to them by GSO / Blackstone and the Adviser. In deciding whether to approve the GSO / Blackstone Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by GSO / Blackstone with respect to the GSO / Blackstone Funds under the GSO / Blackstone Sub-Advisory Agreements and (ii) investment performance of the GSO / Blackstone Funds. The Board was informed of the portion of the current advisory fee that the Adviser would pay to GSO / Blackstone under the GSO / Blackstone Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the GSO / Blackstone Funds.

The Board considered the background and experience of GSO / Blackstone’s senior management and, in particular, GSO / Blackstone’s experience in investing in senior loan securities. The Board reviewed the GSO / Blackstone Funds’ performance, noting that the performance of the GSO / Blackstone Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each GSO / Blackstone Fund and GSO / Blackstone’s fees paid by the Adviser. The Board also considered whether GSO / Blackstone benefited in other ways from its relationship with the Trusts.

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OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

The Board, including the Independent Trustees voting separately, approved the GSO / Blackstone Sub-Advisory Agreements for each GSO / Blackstone Fund after weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreements between the Trusts and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each GSO / Blackstone Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by GSO / Blackstone with respect to the GSO / Blackstone Funds were appropriate; (b) the performance of the GSO / Blackstone Funds had been satisfactory; (c) GSO / Blackstone’s fees for the GSO / Blackstone Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to GSO / Blackstone were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to GSO / Blackstone adequately shared the economies of scale with each applicable GSO / Blackstone Fund by way of the relatively low fee structure of the Trusts.

Approval of Massachusetts Financial Services Company Sub-Advisory Agreements

At an in-person meeting held prior to June 30, 2017, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “MFS Sub-Advisory Agreements”) between the Adviser and Massachusetts Financial Services Company (“MFS”) with respect to the SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF, each a series of the SSGA Active Trust, and SSGA MFS Systematic Core Equity Portfolio, SSGA Systematic Growth Equity Portfolio and SSGA MFS Systematic Value Equity Portfolio, each a series of the SSGA Master Trust, each sub-advised by MFS (the “MFS Funds”). The Independent Trustees also met separately with their independent legal counsel to consider the MFS Sub-Advisory Agreements.

In evaluating the MFS Sub-Advisory Agreements, the Board drew on materials provided to them by MFS and the Adviser. In deciding whether to approve the MFS Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by MFS with respect to the MFS Funds under the MFS Sub-Advisory Agreements and (ii) investment performance of the MFS Funds. The Board was informed of the portion of the current advisory fee that the Adviser would pay to MFS under the MFS Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the MFS Funds.

The Board considered the background and experience of MFS’s senior management and, in particular, MFS’s experience in investing in equity securities. The Board reviewed the MFS Funds’ performance, noting that the performance of the MFS Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each MFS Fund and MFS’s fees paid by the Adviser. The Board also considered whether MFS benefited in other ways from its relationship with the Trusts.

The Board, including the Independent Trustees voting separately, approved the MFS Sub-Advisory Agreements for each MFS Fund after weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreements between the Trusts and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each MFS Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by MFS with respect to the MFS Funds were appropriate; (b) the performance of the MFS Funds had been satisfactory; (c) MFS’s fees for the MFS Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to MFS were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to MFS adequately shared the economies of scale with each applicable MFS Fund by way of the relatively low fee structure of the Trusts.

Approval of DoubleLine Capital LP Sub-Advisory Agreements

At in-person meetings held prior to June 30, 2017, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “DoubleLine Sub-Advisory Agreements”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to the SPDR DoubleLine Total Return Tactical ETF, a series of the SSGA Active Trust, and State Street DoubleLine Total Return Tactical Portfolio, a series of the SSGA Master Trust, each sub-advised by DoubleLine (together, the “DoubleLine Funds”). The Independent Trustees also met separately with their independent legal counsel to consider the DoubleLine Sub-Advisory Agreements.

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OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

In evaluating the DoubleLine Sub-Advisory Agreements, the Board drew on materials provided to them by DoubleLine and the Adviser. In deciding whether to approve the DoubleLine Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by DoubleLine with respect to the DoubleLine Funds under the DoubleLine Sub-Advisory Agreements; and (ii) investment performance of the DoubleLine Funds. The Board was informed of the portion of the advisory fee that the Adviser would pay to DoubleLine under the DoubleLine Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the DoubleLine Funds.

The Board considered the background and experience of DoubleLine’s senior management and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed the DoubleLine Funds’ performance, noting that the performance of the DoubleLine Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each DoubleLine Fund and DoubleLine’s fees paid by the Adviser. The Board also considered whether DoubleLine benefited in other ways from its relationship with the Trusts.

The Board, including the Independent Trustees voting separately, approved the DoubleLine Sub-Advisory Agreements for the DoubleLine Funds after weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreements between the Trusts and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each of the DoubleLine Sub-Advisory Agreements were as follows: (a) the nature and extent of the services provided by DoubleLine with respect to the DoubleLine Funds were adequate and appropriate; (b) the performance of the DoubleLine Funds had been satisfactory; (c) DoubleLine’s fees for the DoubleLine Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to DoubleLine adequately shared the economies of scale with each applicable DoubleLine Fund by way of the relatively low fee structure of the Trusts.

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OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
FRANK NESVET c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Retired.	179	None.
DAVID M. KELLY c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	179	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).
BONNY EUGENIA BOATMAN c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	179	None.
DWIGHT D. CHURCHILL c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	179	Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	179	The Motley Fool Funds Trust (Trustee).

63

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President and Principal, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012).	255	None.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Fund Management, Inc. serves as investment adviser.
*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present); Director, Credit Suisse (April 2008-July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*

64

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005-present).*
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).
JESSE D. HALLEE State Street Bank and Trust Company One Hundred Summer Street, SUM 0703 Boston, MA 02111 1976	Secretary	Term: Unlimited Served: since August 2017	Vice President and Senior Counsel, State Street Bank and Trust Company (2013 to present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).**
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Summer Street, SUM 0703 Boston, MA 02111 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,. **
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016-present); Senior Vice President, John Hancock Investments (September 2007-May 2016).
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present); Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012).
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
DANIEL G. PLOURDE SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Assistant Vice President, SSGA Funds Management, Inc. (May 2015-present); Officer, State Street Bank and Trust Company (March 2009-May 2015).

65

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request and by calling 1-866-787-2257.

66

SSGA Active Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce Rosenberg, Treasurer

Ann Carpenter, Vice President; Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Darlene Anderson-Vasquez, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Daniel Plourde, Assistant Treasurer

Jesse D. Hallee, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Advisors Funds Distributors, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Fund Shares are distributed by State Street Global Advisors Funds Distributors, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SSGA Master Trust

Annual Report June 30, 2017

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SSGA MULTI-ASSET REAL RETURN PORTFOLIO

PORTFOLIO STATISTICS (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2017

DESCRIPTION	SPDR S&P GLOBAL NATURAL RESOURCES ETF	POWERSHARES DB COMMODITY INDEX TRACKING FUND	SPDR BLOOMBERG BARCLAYS TIPS ETF	SPDR S&P GLOBAL INFRASTRUCTURE ETF	SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF
MARKET VALUE	$25,323,291	23,575,580	19,485,485	13,515,499	8,909,418
% OF NET ASSETS	21.8	20.3	16.8	11.7	7.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular fund.)

ASSET ALLOCATION AS OF JUNE 30, 2017*

PERCENT OF NET ASSETS
Commodities	20.3%
Inflation Linked	21.7
International Equity	11.7
Natural Resources	32.8
Real Estate	12.7
Short-Term Investment	0.8
Liabilities in Excess of Other Assets	(0.0)**
100.0%

*	The Portfolio’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SSGA INCOME ALLOCATION PORTFOLIO

PORTFOLIO STATISTICS (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2017

DESCRIPTION	SPDR S&P DIVIDEND ETF	SPDR BLOOMBERG BARCLAYS LONG TERM CORPORATE BOND ETF	SPDR S&P INTERNATIONAL DIVIDEND ETF	SPDR BLOOMBERG BARCLAYS HIGH YIELD BOND ETF	SPDR BLOOMBERG BARCLAYS LONG TERM TREASURY ETF
MARKET VALUE	$11,476,588	10,773,267	10,239,895	9,484,326	6,846,484
% OF NET ASSETS	11.9	11.2	10.7	9.9	7.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular fund.)

ASSET ALLOCATION AS OF JUNE 30, 2017*

PERCENT OF NET ASSETS
Domestic Equity	23.0%
Domestic Fixed Income	33.2
Inflation Linked	4.9
International Equity	24.8
International Fixed Income	4.0
Real Estate	9.3
Short-Term Investment	0.8
Other Assets in Excess of Liabilities	(0.0)**
100.0%

*	The Portfolio’s asset allocation is expressed as a percentage of net assets and may change over time.
**	Amount shown represents less than 0.05% of net assets.

SSGA GLOBAL ALLOCATION PORTFOLIO

PORTFOLIO STATISTICS (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2017

DESCRIPTION	SPDR S&P WORLD EX-US ETF	SPDR S&P 500 ETF TRUST	SPDR S&P EMERGING MARKETS ETF	SPDR BLOOMBERG BARCLAYS TIPS ETF	SPDR BLOOMBERG BARCLAYS HIGH YIELD BOND ETF
MARKET VALUE	$59,788,305	39,485,940	14,581,662	10,375,722	8,392,022
% OF NET ASSETS	28.5	18.9	7.0	4.9	4.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular fund.)

ASSET ALLOCATION AS OF JUNE 30, 2017*

PERCENT OF NET ASSETS
Domestic Equity	31.9%
Domestic Fixed Income	14.0
Inflation Linked	4.9
International Equity	39.5
International Fixed Income	1.0
Real Estate	5.9
Short-Term Investment	2.7
Other Assets in Excess of Liabilities	0.1
100.0%

*	The Portfolio’s asset allocation is expressed as a percentage of net assets and may change over time.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

PORTFOLIO STATISTICS (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2017

DESCRIPTION	CAESARS ENTERTAINMENT RESORT PROPERTIES LLC SENIOR SECURED TERM LOAN B 4.73% 10/11/2020	DELL, INC. SENIOR SECURED TERM LOAN B 3.73% 09/07/2023	VALEANT PHARMACEUTICALS INTERNATIONAL, INC. SENIOR SECURED TERM LOAN B F1 5.83% 04/01/2022	BMC SOFTWARE FINANCE, INC. SENIOR SECURED 2017 USD TERM LOAN 5.23% 09/10/2022	FIRST DATA CORPO. SENIOR SECURED 2022 USD TERM LOAN 3.47% 07/08/2022
MARKET VALUE	$40,005,792	37,368,228	34,054,907	31,698,613	31,623,431
% OF NET ASSETS	2.2	2.0	1.9	1.7	1.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2017*

PERCENT OF NET ASSETS
Software	10.8%
Media	10.2
Hotels, Restaurants & Leisure	8.0
Health Care Providers & Services	5.6
Diversified Telecommunication Services	5.5
Pharmaceuticals	4.9
Commercial Services & Supplies	4.4
Internet Software & Services	3.7
IT Services	3.0
Health Care Equipment & Supplies	2.8
Health Care Services	2.8
Insurance	2.6
Containers & Packaging	2.5
Professional Services	2.3
Technology Hardware, Storage & Peripherals	2.2
Aerospace & Defense	2.1
Food & Staples Retailing	1.6
Semiconductors & Semiconductor Equipment	1.6
Diversified Consumer Services	1.4
Chemicals	1.3
Diversified Financial Services	1.3
Real Estate Investment Trusts (REITs)	1.2
Building Products	1.1
Airlines	1.0
Food Products	1.0
Life Sciences Tools & Services	1.0
Distributors	0.9
Retail	0.9
Electronic Equipment, Instruments & Components	0.8
Auto Components	0.7
Electrical Equipment	0.7
Automobiles	0.6
Entertainment	0.6
Construction Materials	0.5
Specialty Retail	0.5
Trading Companies & Distributors	0.5
Computers & Peripherals	0.4
Construction & Engineering	0.4
Electric Utilities	0.4
Health Care Technology	0.4
Lodging	0.4
Machinery	0.4
Telecommunications	0.4
Wireless Telecommunication Services	0.4
Capital Markets	0.3
Commercial Banks	0.3
Communications Equipment	0.3
Household Durables	0.3
Internet & Catalog Retail	0.3
Oil, Gas & Consumable Fuels	0.3
Packaging & Containers	0.3
Real Estate Management & Development	0.2
Commercial Services	0.1
Environmental Control	0.1
Health Care Products	0.1
Independent Power Producers & Energy Traders	0.1
Metals & Mining	0.1
Personal Products	0.1
Short-Term Investment	6.5
Liabilities in Excess of Other Assets	(5.2)
100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

SSGA ULTRA SHORT TERM BOND PORTFOLIO

PORTFOLIO STATISTICS (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2017

DESCRIPTION	TREASURY NOTES 1.00% 11/30/2018	TREASURY NOTES 0.88% 03/31/2018	CITIBANK CREDIT CARD ISSUANCE TRUST SERIES 2014-A8, CLASS A8 1.73% 04/09/2020	MORGAN STANLEY 2.00% 01/24/2019	GOLDMAN SACHS GROUP, INC. 2.17% 10/23/2019
MARKET VALUE	$796,256	648,224	450,867	433,182	414,202
% OF NET ASSETS	4.4	3.6	2.5	2.4	2.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2017*

PERCENT OF NET ASSETS
Banks	21.7%
Credit Card	14.1
Oil & Gas	10.5
Sovereign	9.6
Automobile	6.9
Auto Manufacturers	6.1
Retail	5.5
IT Services	3.9
Machinery, Construction & Mining	2.8
Telecommunications	2.5
Beverages	2.5
Machinery-Diversified	2.2
Diversified Financial Services	1.9
Semiconductors	1.7
Software	1.4
Aerospace & Defense	1.4
Pharmaceuticals	1.4
Electronics	1.3
Miscellaneous Manufacturer	1.1
Transportation	0.6
Short-Term Investment	0.7
Other Assets in Excess of Liabilities	0.2
100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

PORTFOLIO STATISTICS (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2017

DESCRIPTION	FEDERAL NATIONAL MORTGAGE ASSOCIATION SERIES 2017-18, CLASS A, CMO, REMIC 3.00% 08/25/2042	TREASURY NOTES 1.50% 05/31/2020	TREASURY NOTES 1.75% 03/31/2022	TREASURY NOTES 2.13% 01/31/2021	FEDERAL NATIONAL MORTGAGE ASSOCIATION SERIES 2017-9, CLASS EA, CMO, REMIC 3.00% 10/25/2042
MARKET VALUE	$98,948,400	88,383,176	88,117,200	85,813,975	83,695,562
% OF NET ASSETS	3.0	2.6	2.6	2.6	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2017*

PERCENT OF NET ASSETS
U.S. Government Agency Obligations	46.3%
U.S. Treasury Obligations	15.8
Commercial Mortgage Backed Securities	6.3
Mortgage-Backed Securities	3.4
Foreign Government Obligations	2.9
Asset-Backed Securities	2.3
Banks	2.2
Oil & Gas	2.0
Media	1.0
Software	0.9
Electric	0.8
Pharmaceuticals	0.8
Telecommunications	0.8
Diversified Financial Services	0.7
Health Care Providers & Services	0.7
Chemicals	0.5
Food	0.5
Hotels, Restaurants & Leisure	0.5
Health Care Services	0.4
Pipelines	0.4
Real Estate Investment Trusts	0.4
Containers & Packaging	0.3
Forest Products & Paper	0.3
IT Services	0.3
Insurance	0.3
Specialty Retail	0.3
Technology Hardware, Storage & Peripherals	0.3
Diversified Telecommunication Services	0.2
Food & Staples Retailing	0.2
Gas	0.2
Internet	0.2
Investment Company Security	0.2
Leisure Time	0.2
Lodging	0.2
Retail	0.2
Agriculture	0.1
Airlines	0.1
Auto Components	0.1
Auto Manufacturers	0.1
Beverages	0.1
Commercial Services	0.1
Commercial Services & Supplies	0.1
Computers & Peripherals	0.1
Construction & Engineering	0.1
Electric Utilities	0.1
Electrical Equipment	0.1
Electronics	0.1
Entertainment	0.1
Environmental Control	0.1
Food Products	0.1
Health Care Equipment & Supplies	0.1
Health Care Products	0.1
Holding Companies-Divers	0.1
Life Sciences Tools & Services	0.1
Machinery, Construction & Mining	0.1
Oil, Gas & Consumable Fuels	0.1
Packaging & Containers	0.1
Personal Products	0.1
Real Estate Investment Trusts (REITs)	0.1
Real Estate Management & Development	0.1
Semiconductors	0.1
Semiconductors & Semiconductor Equipment	0.1
Trading Companies & Distributors	0.1
Transportation	0.1
Short-Term Investment	3.6
Liabilities in Excess of Other Assets	0.5
100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

SSGA MFS SYSTEMATIC CORE EQUITY PORTFOLIO

PORTFOLIO STATISTICS (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2017

DESCRIPTION	AMAZON.COM, INC.	CITIGROUP, INC.	JOHNSON & JOHNSON	INTERNATIONAL BUSINESS MACHINES CORP.	PRICELINE GROUP, INC.
MARKET VALUE	$322,344	276,014	256,907	247,051	231,944
% OF NET ASSETS	4.7	4.0	3.7	3.6	3.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2017*

PERCENT OF NET ASSETS
Health Care Providers & Services	9.2%
Pharmaceuticals	9.1
Internet & Catalog Retail	8.0
Insurance	7.8
Banks	7.2
IT Services	6.3
Oil, Gas & Consumable Fuels	4.8
Food Products	4.6
Software	4.4
Hotels, Restaurants & Leisure	4.1
Road & Rail	3.3
Technology Hardware, Storage & Peripherals	3.2
Aerospace & Defense	3.1
Electric Utilities	3.1
Specialty Retail	2.8
Wireless Telecommunication Services	2.8
Tobacco	2.7
Trading Companies & Distributors	2.2
Internet Software & Services	2.0
Biotechnology	1.6
Independent Power Producers & Energy Traders	1.5
Media	1.2
Consumer Finance	1.1
Household Products	1.1
Auto Components	0.7
Chemicals	0.7
Real Estate Investment Trusts (REITs)	0.7
Short-Term Investment	0.6
Other Assets in Excess of Liabilities	0.1
100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

SSGA MFS SYSTEMATIC GROWTH EQUITY PORTFOLIO

PORTFOLIO STATISTICS (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2017

DESCRIPTION	FACEBOOK, INC. CLASS	PRICELINE GROUP, INC.	COMCAST CORP. CLASS A	ALPHABET, INC. CLASS A	EXPRESS SCRIPTS HOLDING CO.
MARKET VALUE	$2,332,339	1,561,884	1,484,642	1,451,230	1,342,364
% OF NET ASSETS	6.0	4.0	3.8	3.7	3.4

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2017*

PERCENT OF NET ASSETS
Health Care Providers & Services	12.9%
Internet Software & Services	9.7
Software	9.2
Media	7.0
Internet & Catalog Retail	6.4
Pharmaceuticals	5.7
IT Services	4.6
Specialty Retail	4.5
Tobacco	4.3
Biotechnology	3.9
Hotels, Restaurants & Leisure	3.8
Food Products	3.7
Aerospace & Defense	3.3
Technology Hardware, Storage & Peripherals	3.1
Trading Companies & Distributors	3.0
Auto Components	2.8
Insurance	2.5
Real Estate Investment Trusts (REITs)	2.5
Diversified Telecommunication Services	1.9
Beverages	1.3
Chemicals	1.3
Road & Rail	0.7
Wireless Telecommunication Services	0.4
Consumer Finance	0.3
Semiconductors & Semiconductor Equipment	0.2
Short-Term Investment	0.9
Other Assets in Excess of Liabilities	0.1
100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

SSGA MFS SYSTEMATIC VALUE EQUITY PORTFOLIO

PORTFOLIO STATISTICS (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2017

DESCRIPTION	CITIGROUP, INC.	JPMORGAN CHASE & CO.	BANK OF AMERICA CORP.	PRUDENTIAL FINANCIAL, INC.	BEST BUY CO., INC.
MARKET VALUE	$289,657	280,415	273,046	217,686	198,190
% OF NET ASSETS	4.8	4.7	4.5	3.6	3.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2017*

PERCENT OF NET ASSETS
Banks	14.0%
Oil, Gas & Consumable Fuels	8.7
Insurance	7.6
Electric Utilities	7.0
Pharmaceuticals	5.8
Health Care Providers & Services	5.5
Food Products	4.7
Specialty Retail	4.1
Consumer Finance	3.8
Aerospace & Defense	3.6
Hotels, Restaurants & Leisure	3.1
IT Services	3.1
Real Estate Investment Trusts (REITs)	2.9
Road & Rail	2.9
Trading Companies & Distributors	2.4
Semiconductors & Semiconductor Equipment	2.1
Machinery	2.0
Chemicals	1.9
Health Care Equipment & Supplies	1.8
Communications Equipment	1.7
Software	1.6
Internet & Catalog Retail	1.5
Technology Hardware, Storage & Peripherals	1.5
Airlines	1.4
Tobacco	1.1
Beverages	1.0
Electrical Equipment	0.6
Energy Equipment & Services	0.6
Diversified Telecommunication Services	0.5
Short-Term Investment	1.4
Other Assets in Excess of Liabilities	0.1
100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

SSGA MULTI-ASSET REAL RETURN PORTFOLIO

SPDR SSGA Multi-Asset Real Return ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA Multi-Asset Real Return Portfolio. The schedule of investments for the SSGA Multi-Asset Real Return Portfolio follows.

SSGA MULTI-ASSET REAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2017

Security Description	Shares	Value

MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 99.2%
COMMODITIES — 20.3%
PowerShares DB Commodity Index Tracking Fund (a) (b)	1,631,528	$23,575,580

INFLATION LINKED — 21.7%
SPDR Bloomberg Barclays TIPS ETF (c)	346,902	19,485,485
SPDR Citi International Government Inflation-Protected Bond ETF (c)	102,895	5,716,846

		25,202,331

INTERNATIONAL EQUITY — 11.7%
SPDR S&P Global Infrastructure ETF (c)	267,952	13,515,499

NATURAL RESOURCES — 32.8%
PowerShares Global Agriculture Portfolio (b)	93,086	2,325,288
SPDR S&P Global Natural Resources ETF (c)	609,759	25,323,291
SPDR S&P International Energy Sector ETF (c)	126,242	2,209,235
SPDR S&P Metals & Mining ETF (c)	119,139	3,570,596
SPDR S&P Oil & Gas Equipment & Services ETF (c)	149,481	2,312,471
The Energy Select Sector SPDR Fund (c)	35,655	2,314,723

		38,055,604

REAL ESTATE — 12.7%
SPDR Dow Jones International Real Estate ETF (c)	233,843	8,909,419
SPDR Dow Jones REIT ETF (c)	62,686	5,828,544

		14,737,963

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $123,659,058)		115,086,977

SHORT-TERM INVESTMENT — 0.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.92% (d) (e) (Cost $913,190)	913,190	913,190

TOTAL INVESTMENTS — 100.0% (Cost $124,572,248)		116,000,167
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)% (f)		(18,584)

NET ASSETS — 100.0%		$115,981,583

(a)	Non-income producing security.
(b)	Qualified Publicly Traded Partnership
(c)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2017.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.
(f)	Amount is less than 0.05% of net assets.

REIT  Real Estate Investment Trust

TIPS  Treasury Inflation-Protected Securities

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products
Commodities	$23,575,580	$—	$—	$23,575,580
Inflation Linked	25,202,331	—	—	25,202,331
International Equity	13,515,499	—	—	13,515,499
Natural Resources	38,055,604	—	—	38,055,604
Real Estate	14,737,963	—	—	14,737,963
Short-Term Investment	913,190	—	—	913,190

TOTAL INVESTMENTS	$116,000,167	$—	$—	$116,000,167

See accompanying notes to financial statements.

SSGA MULTI-ASSET REAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Affiliate Table

	Number of Shares Held at 6/30/16	Value At 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/17	Value at 6/30/17	Dividend Income	Realized Gain (Loss)
SPDR Bloomberg Barclays TIPS ETF	307,088	$17,857,167	239,777	199,963	346,902	$19,485,485	$468,604	$(191,004)
SPDR Citi International Government Inflation-Protected Bond ETF	103,106	5,661,551	63,516	63,727	102,895	5,716,846	—	(338,948)
SPDR Dow Jones International Real Estate ETF	187,281	7,764,670	124,548	77,986	233,843	8,909,419	621,234	(196,979)
SPDR Dow Jones REIT ETF	121,440	12,074,780	53,790	112,544	62,686	5,828,544	336,197	300,369
SPDR S&P Global Infrastructure ETF	—	—	312,914	44,962	267,952	13,515,499	301,994	(69,748)
SPDR S&P Global Natural Resources ETF	339,282	12,590,755	478,737	208,260	609,759	25,323,291	467,171	(1,294,993)
SPDR S&P International Energy Sector ETF	96,628	1,697,744	54,362	24,748	126,242	2,209,235	79,049	(125,276)
SPDR S&P Metals & Mining ETF	19,438	473,704	130,224	30,523	119,139	3,570,596	19,919	98,882
SPDR S&P Oil & Gas Equipment & Services ETF	—	—	149,941	460	149,481	2,312,471	4,293	(143)
State Street Institutional Liquid Reserves Fund, Premier Class	2,073,243	2,073,243	480,189	2,553,432	—	—	887	—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	986,190	73,000	913,190	913,190	277	—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	1,767,590	1,767,590	—	—	505	—
The Energy Select Sector SPDR Fund	59,348	4,049,909	49,574	73,267	35,655	2,314,723	81,714	(643,540)

TOTAL		$64,243,523				$90,099,299	$2,381,844	$(2,461,380)

See accompanying notes to financial statements.

SSGA INCOME ALLOCATION PORTFOLIO

SPDR SSGA Income Allocation ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA Income Allocation Portfolio. The schedule of investments for the SSGA Income Allocation Portfolio follows.

SSGA INCOME ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2017

Security Description	Shares	Value

MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 99.2%
DOMESTIC EQUITY — 23.0%
SPDR S&P Dividend ETF (a)	129,110	$11,476,588
SPDR Wells Fargo Preferred Stock ETF (a)	105,452	4,742,176
The Health Care Select Sector SPDR Fund (a)	25,080	1,987,339
The Industrial Select Sector SPDR Fund (a)	28,744	1,957,754
The Technology Select Sector SPDR Fund (a)	35,468	1,940,809

		22,104,666

DOMESTIC FIXED INCOME — 33.2%
SPDR Bloomberg Barclays Convertible Securities ETF (a)	97,367	4,831,351
SPDR Bloomberg Barclays High Yield Bond ETF (a)	254,955	9,484,326
SPDR Bloomberg Barclays Long Term Corporate Bond ETF (a)	258,724	10,773,267
SPDR Bloomberg Barclays Long Term Treasury ETF (a)	94,945	6,846,484

		31,935,428

INFLATION LINKED — 4.9%
SPDR Bloomberg Barclays TIPS ETF (a)	84,440	4,742,995

INTERNATIONAL EQUITY — 24.8%
SPDR MSCI Emerging Markets StrategicFactors ETF (a)	99,731	5,804,344
SPDR S&P Global Infrastructure ETF (a)	63,319	3,193,810
SPDR S&P International Dividend ETF (a)	261,756	10,239,895
SPDR STOXX Europe 50 ETF (a)	136,758	4,642,934

		23,880,983

INTERNATIONAL FIXED INCOME — 4.0%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (a)	133,579	3,879,134

REAL ESTATE — 9.3%
SPDR Dow Jones International Real Estate ETF (a)	118,801	4,526,318
SPDR Dow Jones REIT ETF (a)	47,469	4,413,668

		8,939,986

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $91,302,362)		95,483,192

SHORT-TERM INVESTMENT — 0.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.92% (b) (c) (Cost $810,640)	810,640	810,640

TOTAL INVESTMENTS — 100.0% (Cost $92,113,002)		96,293,832
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)% (d)		(16,114)

NET ASSETS — 100.0%		$96,277,718

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.
(b)	The rate shown is the annualized seven-day yield at June 30, 2017.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.
(d)	Amount is less than 0.05% of net assets.

REIT Real Estate Investment Trust

TIPS Treasury Inflation Protected Securities

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products
Domestic Equity	$22,104,666	$—	$—	$22,104,666
Domestic Fixed Income	31,935,428	—	—	31,935,428
Inflation Linked	4,742,995	—	—	4,742,995
International Equity	23,880,983	—	—	23,880,983
International Fixed Income	3,879,134	—	—	3,879,134
Real Estate	8,939,986	—	—	8,939,986
Short-Term Investment	810,640	—	—	810,640

TOTAL INVESTMENTS	$96,293,832	$—	$—	$96,293,832

See accompanying notes to financial statements.

SSGA INCOME ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Affiliate Table

	Number of Shares Held at 6/30/16	Value At 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/17	Value at 6/30/17	Dividend Income	Realized Gain (Loss)
SPDR Barclays Intermediate Term Corporate Bond ETF	208,399	$7,271,041	41,407	249,806	—	$—	$139,730	$27,010
SPDR Bloomberg Barclays Convertible Securities ETF	118,404	5,190,831	1,729	22,766	97,367	4,831,351	232,139	35,449
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	—	—	147,218	13,639	133,579	3,879,134	—	19,734
SPDR Bloomberg Barclays High Yield Bond ETF	351,674	12,554,762	13,338	110,057	254,955	9,484,326	720,540	(173,863)
SPDR Bloomberg Barclays Long Term Corporate Bond ETF	253,475	10,699,180	56,533	51,284	258,724	10,773,267	437,921	61,805
SPDR Bloomberg Barclays Long Term Treasury ETF	122,621	9,787,608	34,523	62,199	94,945	6,846,484	163,607	200,835
SPDR Bloomberg Barclays TIPS ETF	88,421	5,141,681	8,889	12,870	84,440	4,742,995	128,527	21,833
SPDR Dow Jones International Real Estate ETF	147,841	6,129,488	15,406	44,446	118,801	4,526,318	482,529	(79,437)
SPDR Dow Jones REIT ETF	98,971	9,840,687	2,477	53,979	47,469	4,413,668	271,334	313,102
SPDR MSCI Emerging Markets StrategicFactors ETF	21,370	1,065,722	95,986	17,625	99,731	5,804,344	86,372	87,116
SPDR S&P Dividend ETF	137,751	11,560,064	77,356	85,997	129,110	11,476,588	366,805	782,349
SPDR S&P Global Infrastructure ETF	66,584	3,108,141	9,174	12,439	63,319	3,193,810	106,618	71,799
SPDR S&P International Dividend ETF	61,571	2,167,299	235,188	35,003	261,756	10,239,895	265,452	(53,894)
SPDR STOXX Europe 50 ETF	112,268	3,352,323	145,687	121,197	136,758	4,642,934	80,210	(503,990)
SPDR Wells Fargo Preferred Stock ETF	108,700	5,002,374	14,456	17,704	105,452	4,742,176	278,786	6,765
State Street Institutional Liquid Reserves Fund, Premier Class	4,781,480	4,781,480	1,971,477	6,752,957	—	—	3,350	—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	1,070,174	259,534	810,640	810,640	426	—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	5,958,685	5,958,685	—	—	2,531	—
The Consumer Discretionary Select Sector SPDR Fund	13,128	1,024,640	22,180	35,308	—	—	—	82,142
The Consumer Staples Select Sector SPDR Fund	38,571	2,127,191	563	39,134	—	—	12,472	89,333
The Financial Select Sector SPDR Fund	—	—	89,761	89,761	—	—	6,974	20,858
The Health Care Select Sector SPDR Fund	—	—	25,900	820	25,080	1,987,339	7,847	1,339
The Industrial Select Sector SPDR Fund	37,083	2,075,165	874	9,213	28,744	1,957,754	42,078	65,784
The Materials Select Sector SPDR Fund	—	—	44,226	44,226	—	—	13,088	224,344
The Technology Select Sector SPDR Fund	—	—	45,524	10,056	35,468	1,940,809	33,164	40,227

TOTAL		$102,879,677				$96,293,832	$3,882,500	$1,340,640

See accompanying notes to financial statements.

SSGA GLOBAL ALLOCATION PORTFOLIO

SPDR SSGA Global Allocation ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA Global Allocation Portfolio. The schedule of investments for the SSGA Global Allocation Portfolio follows.

SSGA GLOBAL ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2017

Security Description	Shares	Value

MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 97.2%
DOMESTIC EQUITY — 31.9%
SPDR Russell 2000 ETF (a)	76,418	$6,364,855
SPDR S&P 500 ETF Trust (a)	163,300	39,485,940
SPDR S&P MidCap 400 ETF Trust (a)	13,243	4,206,242
The Health Care Select Sector SPDR Fund (a)	54,224	4,296,710
The Industrial Select Sector SPDR Fund (a)	62,056	4,226,634
The Technology Select Sector SPDR Fund (a)	73,150	4,002,768
Vanguard FTSE Pacific ETF	63,221	4,159,942

		66,743,091

DOMESTIC FIXED INCOME — 14.0%
SPDR Bloomberg Barclays High Yield Bond ETF (a)	225,592	8,392,022
SPDR Bloomberg Barclays Intermediate Term Corporate Bond ETF (a)	121,473	4,179,886
SPDR Bloomberg Barclays Long Term Corporate Bond ETF (a)	100,783	4,196,604
SPDR Bloomberg Barclays Long Term Treasury ETF (a)	116,138	8,374,711
SPDR Bloomberg Barclays Short Term High Yield Bond ETF (a)	149,753	4,188,592

		29,331,815

INFLATION LINKED — 4.9%
SPDR Bloomberg Barclays TIPS ETF (a)	184,720	10,375,722

INTERNATIONAL EQUITY — 39.5%
SPDR S&P Emerging Markets ETF (a)	218,911	14,581,662
SPDR S&P Emerging Markets SmallCap ETF (a)	44,738	2,087,923
SPDR S&P International Small Cap ETF (a)	188,209	6,278,652
SPDR S&P World ex-US ETF (a)	2,052,465	59,788,305

		82,736,542

INTERNATIONAL FIXED INCOME — 1.0%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (a)	72,061	2,092,651

REAL ESTATE — 5.9%
SPDR Dow Jones International Real Estate ETF (a)	157,955	6,018,086
SPDR Dow Jones REIT ETF (a)	67,658	6,290,841

		12,308,927

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $189,488,566)		203,588,748

SHORT-TERM INVESTMENT — 2.7%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.92% (b) (c) (Cost $5,706,546)	5,706,546	5,706,546

TOTAL INVESTMENTS — 99.9% (Cost $195,195,112)		209,295,294
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		168,976

NET ASSETS — 100.0%		$209,464,270

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.
(b)	The rate shown is the annualized seven-day yield at June 30, 2017.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.

REIT Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products
Domestic Equity	$66,743,091	$—	$—	$66,743,091
Domestic Fixed Income	29,331,815	—	—	29,331,815
Inflation Linked	10,375,722	—	—	10,375,722
International Equity	82,736,542	—	—	82,736,542
International Fixed Income	2,092,651	—	—	2,092,651
Real Estate	12,308,927	—	—	12,308,927
Short-Term Investment	5,706,546	—	—	5,706,546

TOTAL INVESTMENTS	$209,295,294	$—	$—	$209,295,294

See accompanying notes to financial statements.

SSGA GLOBAL ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Affiliate Table

	Number of Shares Held at 6/30/16	Value At 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/17	Value at 6/30/17	Dividend Income	Realized Gain (Loss)
SPDR Barclays Aggregate Bond ETF	222,017	$13,190,030	21,441	243,458	—	$—	$193,129	$(34,663)
SPDR Barclays Intermediate Term Treasury ETF	30,530	1,882,174	3,292	33,822	—	—	13,198	(21,576)
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	—	—	85,306	13,245	72,061	2,092,651	—	(1,891)
SPDR Bloomberg Barclays High Yield Bond ETF	418,891	14,954,409	70,387	263,686	225,592	8,392,022	883,828	(294,014)
SPDR Bloomberg Barclays Intermediate Term Corporate Bond ETF	216,183	7,542,625	161,826	256,536	121,473	4,179,886	244,247	(98,701)
SPDR Bloomberg Barclays Long Term Corporate Bond ETF	—	—	106,824	6,041	100,783	4,196,604	56,056	2,970
SPDR Bloomberg Barclays Long Term Treasury ETF	121,549	9,702,041	129,915	135,326	116,138	8,374,711	120,310	121,588
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	—	—	159,661	9,908	149,753	4,188,592	121,150	6,063
SPDR Bloomberg Barclays TIPS ETF	161,908	9,414,950	41,449	18,637	184,720	10,375,722	243,487	15,834
SPDR Dow Jones International Real Estate ETF	259,646	10,764,923	55,054	156,745	157,955	6,018,086	764,691	(531,598)
SPDR Dow Jones REIT ETF	157,151	15,625,524	46,350	135,843	67,658	6,290,841	471,729	57,307
SPDR Russell 2000 ETF	—	—	132,990	56,572	76,418	6,364,855	47,462	230,192
SPDR S&P 500 ETF Trust	35,139	7,362,675	155,286	27,125	163,300	39,485,940	665,279	561,314
SPDR S&P 500 Growth ETF	164,140	16,563,367	6,725	170,865	—	—	34,806	1,451,960
SPDR S&P 500 Value ETF	—	—	74,601	74,601	—	—	19,316	161,230
SPDR S&P Dividend ETF	—	—	95,982	95,982	—	—	78,705	117,859
SPDR S&P Emerging Markets ETF	—	—	239,706	20,795	218,911	14,581,662	130,626	34,603
SPDR S&P Emerging Markets Small Cap ETF	—	—	50,697	5,959	44,738	2,087,923	46,161	8,614
SPDR S&P International Small Cap ETF	181,960	5,288,486	45,212	38,963	188,209	6,278,652	150,372	60,357
SPDR S&P MidCap 400 ETF Trust	—	—	15,306	2,063	13,243	4,206,242	31,602	60,527
SPDR S&P World ex-US ETF	950,409	23,693,696	1,488,482	386,426	2,052,465	59,788,305	1,038,944	(561,212)
State Street Institutional Liquid Reserves Fund, Premier Class	20,031,452	20,031,452	2,526,090	22,557,542	—	—	16,137	—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	5,972,159	265,613	5,706,546	5,706,546	18,632	—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	25,886,109	25,886,109	—	—	5,316	—
The Consumer Discretionary Select Sector SPDR Fund	46,932	3,663,043	45,740	92,672	—	—	—	199,163
The Consumer Staples Select Sector SPDR Fund	69,248	3,819,027	5,225	74,473	—	—	23,178	122,102
The Financial Select Sector SPDR Fund	—	—	177,840	177,840	—	—	13,480	41,246
The Health Care Select Sector SPDR Fund	—	—	54,224	—	54,224	4,296,710	16,691	—
The Materials Select Sector SPDR Fund	—	—	84,672	84,672	—	—	25,209	418,712
The Industrial Select Sector SPDR Fund	65,280	3,653,069	11,184	14,408	62,056	4,226,634	80,987	74,927
The Technology Select Sector SPDR Fund	—	—	91,363	18,213	73,150	4,002,768	64,234	45,071

TOTAL		$167,151,491				$205,135,352	$5,618,962	$2,247,984

See accompanying notes to financial statements.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

SPDR Blackstone / GSO Senior Loan ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the Blackstone / GSO Senior Loan Portfolio. The schedule of investments for the Blackstone / GSO Senior Loan Portfolio follows.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2017

Security Description	Principal Amount	Value

SENIOR FLOATING RATE LOANS — 90.5% (a)
AEROSPACE & DEFENSE — 1.8%
DigitalGlobe, Inc. Senior Secured Term Loan B, 3.98%, 1/15/2024	$4,786,942	$4,793,930
Engility Corp. Senior Secured Term Loan B2, 4.98%, 8/12/2023	4,554,042	4,610,148
TransDigm, Inc.:
Senior Secured Extended Term Loan F, 4.23%, 6/9/2023	10,023,276	10,018,716
Senior Secured Term Loan C, 4.28%, 2/28/2020	2,948,546	2,952,512
Senior Secured Term Loan D, 4.29%, 6/4/2021	4,886,650	4,890,022
Senior Secured Term Loan E, 4.25%, 5/14/2022	5,349,306	5,348,317

		32,613,645

AIRLINES — 1.0%
Air Canada Senior Secured 2017 Term Loan B, 3.46%, 10/6/2023	2,821,705	2,837,577
American Airlines, Inc. Senior Secured Term Loan B, 3.66%, 12/14/2023	14,889,249	14,918,358

		17,755,935

AUTO COMPONENTS — 0.7%
BBB Industries U.S. Holdings, Inc. Senior Secured 2014 1st Lien Term Loan, 6.23%, 11/3/2021	1,994,911	2,012,366
USI, Inc. Senior Secured 2017 Term Loan B, 4.18%, 5/16/2024	10,869,565	10,815,217

		12,827,583

AUTOMOBILES — 0.6%
American Axle & Manufacturing, Inc. Senior Secured Term Loan B, 3.47%, 4/6/2024	4,377,551	4,340,561
CWGS Group LLC Senior Secured Term Loan, 4.84%, 11/8/2023	4,592,308	4,622,456
TI Group Automotive Systems LLC Senior Secured Term Loan, 3.98%, 6/30/2022	1,098,150	1,098,837

		10,061,854

BUILDING PRODUCTS — 1.1%
Builders FirstSource, Inc. Senior Secured Term Loan B, 4.30%, 2/29/2024	4,974,874	4,977,984
Jeld-Wen, Inc. Senior Secured Term Loan B, 4.30%, 7/1/2022	1,941,053	1,959,250
Quikrete Holdings, Inc. Senior Secured 1st Lien Term Loan, 3.98%, 11/15/2023	10,134,397	10,123,300

VC GB Holdings, Inc. Senior Secured 1st Lien Term Loan, 4.98%, 2/28/2024	3,460,252	3,462,414

		20,522,948

CAPITAL MARKETS — 0.3%
Hamilton Lane Advisors LLC Senior Secured Term Loan B, 4.73%, 7/9/2022	463,982	466,302
LPL Holdings, Inc. Senior Secured Term Loan B, 3.83%, 3/11/2024	4,666,667	4,685,636

		5,151,938

CHEMICALS — 1.3%
Alpha 3 B.V. Senior Secured Term Loan B1, 4.30%, 1/31/2024	1,780,627	1,787,028
Ashland, Inc. Senior Secured 2017 Term Loan B, 3.21%, 5/24/2024	2,484,472	2,496,124
Avantor Performance Materials Holdings, Inc.:
Senior Secured 1st Lien Term Loan, 5.23%, 3/10/2024	15,499,540	15,551,231
Senior Secured 2nd Lien Term Loan, 9.48%, 3/10/2025	3,076,923	3,125,000
INEOS Styrolution Group GmbH Senior Secured 1st Lien Term Loan, 4.05%, 4/1/2024	433,790	437,315

		23,396,698

COMMERCIAL BANKS — 0.3%
Jack’s Family Restaurants, Inc. Senior Secured Term Loan B, 5.48%, 4/5/2024	5,622,754	5,650,868

COMMERCIAL SERVICES & SUPPLIES — 4.4%
Advanced Disposal Services, Inc. Senior Secured Term Loan B3, 3.94%, 11/10/2023	4,531,015	4,552,469
Asurion LLC:
Senior Secured 2017 Term Loan B5, 4.23%, 11/3/2023	10,029,135	10,098,085
Senior Secured 2nd Lien Term Loan, 8.73%, 3/3/2021	19,451,309	19,572,879
Senior Secured New Term Loan B4, 4.48%, 8/4/2022	8,236,712	8,285,597
Clean Harbors, Inc. Senior Secured 2017 Term Loan B, Zero Coupon, 6/27/2024	1,082,251	1,086,310
GFL Environmental, Inc. Senior Secured Term Loan B, 4.05%, 9/29/2023	1,107,907	1,113,906
KAR Auction Services, Inc.:
Senior Secured Term Loan B4, 3.56%, 3/11/2021	1,837,097	1,852,024

See accompanying notes to financial statements.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Senior Secured Term Loan B5, 3.81%, 3/9/2023	$1,505,550	$1,518,257
Lineage Logistics Holdings LLC Senior Secured Term Loan, 4.73%, 4/7/2021	12,609,474	12,641,060
Prime Security Services Borrower LLC Senior Secured 1st Lien Term Loan, 3.97%, 5/2/2022	19,479,676	19,507,142

		80,227,729

COMMUNICATIONS EQUIPMENT — 0.3%
Arris Group, Inc. Senior Secured 2017 Term Loan B, 3.73%, 4/26/2024	1,975,248	1,990,062
CommScope, Inc. Senior Secured Term Loan B5, 3.30%, 12/29/2022	1,232,665	1,239,087
Digicel International Finance, Ltd. Senior Secured Term Loan B, 4.94%, 5/28/2024	2,395,210	2,414,299

		5,643,448

COMPUTERS & PERIPHERALS — 0.4%
Diebold, Inc. Senior Secured USD 2017 Term Loan B, 3.88%, 11/6/2023	491,780	495,060
TierPoint LLC Senior Secured 2017 1st Lien Term Loan, 4.98%, 5/6/2024	5,271,014	5,284,191
Western Digital Corp. Senior Secured Term Loan B, 3.98%, 4/29/2023	792,020	796,725

		6,575,976

CONSTRUCTION & ENGINEERING — 0.4%
Pike Corp. Senior Secured 1st Lien Term Loan, 4.98%, 3/10/2024	6,969,288	7,069,472

CONSTRUCTION MATERIALS — 0.5%
Forterra, Inc. Senior Secured 2017 Term Loan B, 4.23%, 10/25/2023	9,418,011	8,908,449

CONTAINERS & PACKAGING — 2.5%
Berlin Packaging LLC Senior Secured 2017 Term Loan B, 4.43%, 10/1/2021	8,708,757	8,740,718
Berry Plastics Group, Inc. Senior Secured Term Loan L, 3.37%, 1/6/2021	4,105,503	4,110,635
Flex Acquisition Co., Inc. Senior Secured 1st Lien Term Loan, 4.40%, 12/29/2023	7,329,843	7,358,869
Reynolds Group Holdings, Inc. Senior Secured Term Loan, 4.23%, 2/5/2023	21,520,343	21,571,776
Signode Industrial Group US, Inc. Senior Secured Term Loan B, 4.01%, 5/4/2021	1,488,095	1,491,816

Tekni-Plex, Inc. Senior Secured Term Loan B, 4.73%, 6/1/2022	2,191,304	2,204,321

		45,478,135

DISTRIBUTORS — 0.9%
American Builders & Contractors Supply Co., Inc. Senior Secured 2017 Term Loan B, 3.73%, 10/31/2023	8,422,784	8,453,864
American Tire Distributors Holdings, Inc. Senior Secured Term Loan, 5.48%, 9/1/2021	7,073,495	7,119,932

		15,573,796

DIVERSIFIED CONSUMER SERVICES — 1.4%
Nord Anglia Education Finance LLC Senior Secured Term Loan, 4.70%, 3/31/2021	426,569	429,504
Weight Watchers International, Inc. Senior Secured Term Loan B2, 4.38%, 4/2/2020	20,523,062	19,809,988
William Morris Endeavor Entertainment LLC Senior Secured 1st Lien Term Loan, 4.48%, 5/6/2021	4,862,359	4,888,202

		25,127,694

DIVERSIFIED FINANCIAL SERVICES — 1.1%
Faenza Acquisition GmbH:
Senior Secured Term Loan B1, 3.95%, 8/30/2020	1,618,780	1,626,874
Senior Secured Term Loan B3, 3.95%, 8/30/2020	492,591	495,054
Focus Financial Partners LLC Senior Secured 1st Lien Term Loan, Zero Coupon, 5/22/2024	10,267,442	10,359,438
Infinity Acquisition LLC Senior Secured New Term Loan B, 4.55%, 8/6/2021	5,782,003	5,755,811
UFC Holdings LLC Senior Secured 1st Lien Term Loan, 4.47%, 8/18/2023	2,505,015	2,513,068

		20,750,245

DIVERSIFIED TELECOMMUNICATION SERVICES — 5.5%
CenturyLink, Inc. Senior Secured Term Loan B, 1.38%, 1/31/2025	24,759,285	24,513,425
Consolidated Communications, Inc.:
Senior Secured Term Loan B, 4.23%, 10/4/2023	6,375,145	6,405,331
Senior Secured Term Loan B2, Zero Coupon, 10/5/2023	5,514,706	5,539,522
Fairpoint Communications, Inc. Senior Secured Refi Term Loan, 9.50%, 2/14/2019	4,245,906	4,254,759
Hargray Communications Group, Inc. Senior Secured 2017 Term Loan B, 4.23%, 5/16/2024	7,000,000	7,017,500

See accompanying notes to financial statements.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Level 3 Financing, Inc. Senior Secured Term Loan B, 3.47%, 2/22/2024	$9,134,615	$9,166,039
Telenet Financing USD LLC Senior Secured USD Term Loan AI, 3.91%, 6/30/2025	12,792,056	12,811,692
Telesat Canada Senior Secured Term Loan B4, 4.30%, 11/17/2023	11,345,056	11,426,116
Windstream Corp. Senior Secured Repriced Term Loan B6, 5.21%, 3/29/2021	19,018,066	19,010,078

		100,144,462

ELECTRIC UTILITIES — 0.4%
PowerTeam Services LLC Senior Secured 1st Lien Term Loan, 4.55%, 5/6/2020	2,838,631	2,822,663
TEX Operations Co. LLC:
Senior Secured Exit Term Loan B, 3.98%, 8/4/2023	2,612,325	2,592,746
Senior Secured Exit Term Loan C, 3.80%, 8/4/2023	598,787	594,300
Vistra Operations Co. LLC Senior Secured Term Loan B2, 4.47%, 12/14/2023	1,901,758	1,904,021

		7,913,730

ELECTRICAL EQUIPMENT — 0.7%
Gates Global LLC Senior Secured USD Term Loan B, 4.55%, 4/1/2024	9,405,834	9,417,074
Generac Power Systems, Inc. Senior Secured 2017 Term Loan B, 3.40%, 5/31/2023	2,704,996	2,713,449

		12,130,523

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.8%
CPI International, Inc. Senior Secured New Term Loan B, 4.48%, 4/7/2021	7,559,842	7,588,192
TTM Technologies, Inc. Senior Secured 1st Lien Term Loan, 5.48%, 5/31/2021	5,969,169	6,028,861
Zebra Technologies Corp. Senior Secured Term Loan B, 3.72%, 10/27/2021	1,445,216	1,452,803

		15,069,856

FOOD & STAPLES RETAILING — 1.6%
Albertsons LLC:
Senior Secured Term Loan B4, 3.98%, 8/25/2021	6,376,524	6,305,999
Senior Secured USD 2017 Term Loan B5, 4.29%, 12/21/2022	7,975,000	7,898,560
Senior Secured USD 2017 Term Loan B6, 4.25%, 6/22/2023	1,768,388	1,751,323

Chobani LLC Senior Secured 1st Lien Term Loan, 5.48%, 10/7/2023	7,537,124	7,603,112
Genoa, a QoL Healthcare Co. LLC Senior Secured 1st Lien Term Loan, 4.98%, 10/28/2023	2,975,563	2,992,672
US Foods, Inc. Senior Secured Refi Term Loan B, 3.98%, 6/27/2023	2,749,040	2,764,132

		29,315,798

FOOD PRODUCTS — 1.0%
Candy Intermediate Holdings, Inc. Senior Secured Refi Term Loan B, 5.80%, 6/15/2023	3,543,158	3,408,093
Dole Food Co., Inc. Senior Secured Term Loan B, 4.15%, 4/6/2024	4,837,953	4,853,822
Hostess Brands LLC Senior Secured 2017 Term Loan, 3.73%, 8/3/2022	1,079,663	1,084,387
Post Holdings, Inc. Senior Secured Series A Incremental Term Loan, 3.47%, 5/24/2024	8,588,957	8,608,883

		17,955,185

HEALTH CARE EQUIPMENT & SUPPLIES — 2.8%
DJO Finance LLC Senior Secured Term Loan, 4.39%, 6/8/2020	4,987,310	4,944,194
Onex Carestream Finance LP:
Senior Secured 1st Lien Term Loan, 5.28%, 6/7/2019	14,915,226	14,853,104
Senior Secured 2nd Lien Term Loan, 9.80%, 12/7/2019	17,941,176	17,627,206
Ortho-Clinical Diagnostics, Inc. Senior Secured Term Loan B, 5.05%, 6/30/2021	13,425,606	13,372,776

		50,797,280

HEALTH CARE PROVIDERS & SERVICES — 5.6%
Air Medical Group Holdings, Inc. Senior Secured Term Loan B, 4.47%, 4/28/2022	2,611,477	2,568,061
BioClinica, Inc. Senior Secured 1st Lien Term Loan, 5.38%, 10/20/2023	3,989,975	3,918,914
CeramTec Acquisition Corp. Senior Secured Term Loan B2, 3.95%, 8/30/2020	194,777	195,751
Change Healthcare Holdings, Inc. Senior Secured Term Loan B, Zero Coupon, 3/1/2024	12,967,500	12,985,460
CHG Healthcare Services, Inc. Senior Secured Term Loan B, 4.42%, 6/7/2023	4,954,680	5,008,364
Commerce Merger Sub, Inc. Senior Secured 2017 1st Lien Term Loan, Zero Coupon, 5/31/2024	4,385,965	4,393,290

See accompanying notes to financial statements.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Community Health Systems, Inc.:
Senior Secured Term Loan G, 3.96%, 12/31/2019	$4,174,194	$4,172,587
Senior Secured Term Loan H, 4.16%, 1/27/2021	13,333,787	13,324,053
Envision Healthcare Corp. Senior Secured Term Loan B, 4.30%, 12/1/2023	14,103,613	14,191,761
MPH Acquisition Holdings LLC Senior Secured Term Loan B, 4.30%, 6/7/2023	16,200,882	16,223,644
National Mentor Holdings, Inc. Senior Secured Term Loan B, 4.30%, 1/31/2021	2,671,279	2,694,653
NVA Holdings, Inc. Senior Secured USD 1st Lien Term Loan B2, 4.80%, 8/14/2021	4,685,814	4,718,029
Sterigenics-Nordion Holdings LLC Senior Secured 2017 Term Loan B, 4.15%, 5/15/2022	10,089,655	10,070,737
Surgery Center Holdings, Inc. Senior Secured 2017 Term Loan B, Zero Coupon, 6/6/2024	6,875,000	6,909,409

		101,374,713

HEALTH CARE TECHNOLOGY — 0.4%
Press Ganey Holdings, Inc. Senior Secured 1st Lien Term Loan, 4.48%, 10/21/2023	2,298,680	2,308,024
Quintiles IMS Incorporated Senior Secured Term Loan B, 3.23%, 3/7/2024	5,455,058	5,490,870

		7,798,894

HOTELS, RESTAURANTS & LEISURE — 8.0%
1011778 BC ULC Senior Secured Term Loan B3, 3.50%, 2/16/2024	13,873,050	13,851,408
Boyd Gaming Corp. Senior Secured Term Loan B3, 3.69%, 9/15/2023	969,890	973,532
Caesars Entertainment Resort Properties LLC Senior Secured Term Loan B, 4.73%, 10/11/2020	39,736,774	40,005,792
CEC Entertainment, Inc. Senior Secured Term Loan B, 4.23%, 2/14/2021	8,702,518	8,678,978
Delta 2 (LUX) S.A.R.L.:
Senior Secured 2nd Lien Term Loan, 8.00%, 7/29/2022	1,521,000	1,534,446
Senior Secured Term Loan B3, 4.50%, 2/1/2024	24,018,093	24,063,127
Intrawest Resorts Holdings, Inc.:
Senior Secured Term Loan B1, Zero Coupon, 6/28/2024	4,932,752	4,945,084
Senior Secured Term Loan B2, Zero Coupon, 6/28/2024	2,604,936	2,611,449

La Quinta Intermediate Holdings LLC Senior Secured Term Loan B, 3.91%, 4/14/2021	7,390,727	7,430,009
Landry’s, Inc. Senior Secured 2016 Term Loan B, 3.91%, 10/4/2023	3,690,635	3,684,490
NPC International, Inc. Senior Secured 1st Lien Term Loan, 4.72%, 4/19/2024	6,557,377	6,618,885
Penn National Gaming, Inc. Senior Secured Term Loan B, 3.73%, 1/19/2024	1,995,000	2,008,546
Red Lobster Management LLC Senior Secured Term Loan B, Zero Coupon, 7/28/2021	1,769,950	1,785,437
Scientific Games International, Inc. Senior Secured Term Loan B3, 5.11%, 10/1/2021	13,754,158	13,906,073
Travel Leaders Group LLC Senior Secured 1st Lien Term Loan, 6.48%, 1/25/2024	4,054,878	4,077,687
Travelport Finance (Luxembourg) S.a.r.l. Senior Secured Term Loan B, 4.43%, 9/2/2021	9,623,841	9,654,781

		145,829,724

HOUSEHOLD DURABLES — 0.3%
Serta Simmons Bedding LLC Senior Secured 1st Lien Term Loan, 4.59%, 11/8/2023	4,983,258	4,986,398

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.1%
Calpine Construction Finance Company L.P. Senior Secured Original Term Loan B2, 3.73%, 1/31/2022	1,409,390	1,405,282

INSURANCE — 2.6%
Acrisure LLC Senior Secured 2016 Term Loan B, 6.30%, 11/22/2023	7,153,386	7,235,328
Alliant Holdings I, Inc. Senior Secured Term Loan B, 4.42%, 8/12/2022	4,315,993	4,317,223
AmWINS Group, Inc. Senior Secured Term Loan B, 4.13%, 1/25/2024	5,102,564	5,109,759
AssuredPartners, Inc. Senior Secured 2017 Term Loan, 4.73%, 10/21/2022	12,268,320	12,288,808
Hub International, Ltd. Senior Secured Term Loan B, 4.42%, 10/2/2020	10,000,868	10,040,671
NFP Corp. Senior Secured Term Loan B, 4.80%, 1/8/2024	5,661,404	5,683,512

See accompanying notes to financial statements.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Sedgwick Claims Management Services, Inc.:
Senior Secured 1st Lien Term Loan, 4.55%, 3/1/2021	$990,000	$994,539
Senior Secured 2nd Lien Term Loan, 6.98%, 2/28/2022	2,000,000	2,015,000

		47,684,840

INTERNET & CATALOG RETAIL — 0.3%
Harbor Freight Tools USA, Inc. Senior Secured Term Loan B, 4.48%, 8/18/2023	4,544,565	4,548,269

INTERNET SOFTWARE & SERVICES — 3.7%
Abacus Innovations Corp. Senior Secured Term Loan B, 3.50%, 8/16/2023	2,474,611	2,491,315
Go Daddy Operating Company LLC Senior Secured Term Loan B, 3.73%, 2/15/2024	16,742,682	16,800,277
GTT Communications, Inc. Senior Secured Term Loan B, 5.25%, 1/9/2024	2,577,720	2,592,233
Landslide Holdings, Inc. Senior Secured Term Loan B, 5.48%, 1/20/2024	20,068,526	19,997,484
Rackspace Hosting, Inc. Senior Secured 2017 1st Lien Term Loan, 4.17%, 11/3/2023	5,236,875	5,247,087
Sabre GLBL, Inc. Senior Secured Term Loan B, 3.98%, 2/22/2024	10,246,829	10,326,395
TCH-2 Holding LLC Senior Secured 2017 Term Loan, 5.23%, 5/6/2021	10,668,087	10,734,762

		68,189,553

IT SERVICES — 3.0%
CompuCom Systems, Inc. Senior Secured Refi Term Loan B, 4.48%, 5/9/2020	5,638,462	4,455,569
First Data Corp.:
Senior Secured 2017 Term Loan, 3.72%, 4/26/2024	9,938,102	9,948,735
Senior Secured 2022 USD Term Loan, 3.47%, 7/8/2022	31,640,676	31,623,431
NeuStar, Inc. Senior Secured 2016 Term Loan A, 4.23%, 1/22/2019	252,000	251,685
TKC Holdings, Inc. Senior Secured Term Loan, 5.38%, 2/1/2023	7,152,358	7,150,141
TNS, Inc. Senior Secured 1st Lien Term Loan, 5.23%, 2/14/2020	1,185,256	1,197,108

		54,626,669

LIFE SCIENCES TOOLS & SERVICES — 1.0%
Albany Molecular Research, Inc. Senior Secured Term Loan B, 5.91%, 7/16/2021	2,969,773	2,984,013

INC Research Holdings, Inc. Senior Secured 2017 Term Loan B, Zero Coupon, 6/27/2024	6,976,048	6,995,686
Jaguar Holding Co. II Senior Secured 2017 Term Loan, 4.01%, 8/18/2022	8,966,203	8,980,639

		18,960,338

MACHINERY — 0.4%
Clark Equipment Co. Senior Secured 2017 Term Loan B, 3.93%, 5/18/2024	2,536,017	2,546,795
Wilsonart LLC Senior Secured Term Loan, 4.80%, 12/19/2023	5,221,016	5,244,511

		7,791,306

MEDIA — 8.9%
Acosta Holdco, Inc. Senior Secured Term Loan, 4.48%, 9/26/2021	9,000,000	8,109,000
Altice US Finance I Corp. Senior Secured 2017 Term Loan, 3.47%, 7/28/2025	3,936,840	3,908,947
AMC Entertainment, Inc. Senior Secured New Term Loan B, 3.47%, 12/15/2023	1,917,040	1,923,510
Cable One, Inc. Senior Secured 2017 Term Loan B, 3.43%, 5/1/2024	1,865,285	1,874,611
CBS Radio, Inc.:
Senior Secured 2017 Term Loan B, Zero Coupon, 10/17/2023	1,714,286	1,724,469
Senior Secured Term Loan B, 4.72%, 10/17/2023	2,642,188	2,652,097
Charter Communications Operating LLC Senior Secured Term Loan I, 3.48%, 1/15/2024	1,655,419	1,663,001
Coral-US Co. Borrower LLC Senior Secured Term Loan B, 4.73%, 1/31/2025	8,414,634	8,448,840
CSC Holdings LLC Senior Secured 2017 1st Lien Term Loan, 3.46%, 7/17/2025	11,181,092	11,118,198
DHX Media, Ltd. Senior Secured Term Loan B, Zero Coupon, 12/22/2023	7,650,273	7,690,934
Gray Television, Inc. Senior Secured Term Loan B, 3.55%, 2/7/2024	8,415,721	8,469,203
Lions Gate Entertainment Corp. Senior Secured 1st Lien Term Loan, 4.23%, 12/8/2023	3,452,774	3,478,669
McGraw-Hill Global Education Holdings LLC Senior Secured Term Loan B, 5.23%, 5/4/2022	2,064,759	2,035,233

See accompanying notes to financial statements.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Mediacom Illinois LLC Senior Secured Term Loan K, 3.44%, 2/15/2024	$1,367,188	$1,374,023
Mission Broadcasting, Inc. Senior Secured 2017 Term Loan B2, Zero Coupon, 1/17/2024	432,245	432,245
Nexstar Broadcasting, Inc. Senior Secured 2017 Term Loan B2, Zero Coupon, 1/17/2024	4,289,189	4,289,189
Nielsen Finance LLC Senior Secured USD Term Loan B4, 3.10%, 10/4/2023	8,159,044	8,180,379
Numericable U.S. LLC Senior Secured USD Term Loan B10, 4.42%, 1/14/2025	5,000,000	4,996,725
Radiate Holdco LLC Senior Secured 1st Lien Term Loan, 4.23%, 2/1/2024	7,502,935	7,408,248
Unitymedia Hessen GmbH & Co. KG Senior Secured Term Loan B, Zero Coupon, 9/30/2025	4,878,049	4,864,122
Univision Communications, Inc. Senior Secured Term Loan C5, 3.98%, 3/15/2024	17,756,952	17,438,747
Virgin Media Bristol LLC Senior Secured Term Loan I, 3.91%, 1/31/2025	14,788,732	14,810,916
WideOpenWest Finance LLC Senior Secured Term Loan B, 4.70%, 8/18/2023	11,953,695	11,957,819
WMG Acquisition Corp. Senior Secured Term Loan D, 3.72%, 11/1/2023	4,779,354	4,786,069
Ziggo Secured Finance Partnership Senior Secured USD Term Loan E, 3.66%, 4/15/2025	19,089,037	19,052,195

		162,687,389

METALS & MINING — 0.1%
Atkore International, Inc. Senior Secured 1st Lien Term Loan, 4.30%, 12/22/2023	1,491,269	1,499,657
PLZ Aeroscience Corp. Senior Secured USD Term Loan, 4.76%, 7/31/2022	798,132	804,119

		2,303,776

OIL, GAS & CONSUMABLE FUELS — 0.3%
Energy Transfer Equity L.P. Senior Secured Term Loan B, 3.83%, 2/2/2024	5,000,000	4,983,775

PERSONAL PRODUCTS — 0.1%
Revlon Consumer Products Corp. Senior Secured Term Loan B, 4.73%, 9/7/2023	2,752,635	2,575,778

PHARMACEUTICALS — 4.5%
Akorn, Inc. Senior Secured Term Loan B, 5.50%, 4/16/2021	1,666,667	1,683,334

Amneal Pharmaceuticals LLC Senior Secured Term Loan, 4.80%, 11/1/2019	2,211,717	2,229,687
Arbor Pharmaceuticals, Inc. Senior Secured Term Loan B, 6.30%, 7/5/2023	1,665,646	1,685,076
Capsugel Holdings US, Inc. Senior Secured Term Loan B, 4.23%, 7/31/2021	2,926,695	2,930,046
Endo Luxembourg Finance Co. I S.A.R.L. Senior Secured 2017 Term Loan B, 5.50%, 4/29/2024	25,551,724	25,831,260
Horizon Pharma, Inc. Senior Secured 2017 Term Loan B, 4.88%, 3/29/2024	13,964,865	14,038,180
Valeant Pharmaceuticals International, Inc. Senior Secured Term Loan B F1, 5.83%, 4/1/2022	33,560,229	34,054,907

		82,452,490

PROFESSIONAL SERVICES — 2.3%
Advantage Sales & Marketing, Inc. Senior Secured 1st Lien Term Loan, 4.55%, 7/23/2021	16,501,819	15,883,083
Information Resources, Inc. Senior Secured 1st Lien Term Loan, 5.47%, 1/18/2024	18,563,896	18,659,593
TransUnion LLC Senior Secured Term Loan B2, 3.73%, 4/9/2023	6,394,108	6,443,758

		40,986,434

REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.2%
Capital Automotive L.P. Senior Secured 2017 1st Lien Term Loan, 4.22%, 3/24/2024	1,016,949	1,025,975
Communications Sales & Leasing, Inc. Senior Secured Term Loan B, 4.23%, 10/24/2022	20,840,323	20,905,449

		21,931,424

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
Americold Realty Operating Partnership L.P. Senior Secured Term Loan B, 4.98%, 12/1/2022	1,320,212	1,340,841
Realogy Corp. Senior Secured Term Loan B, 3.48%, 7/20/2022	2,297,738	2,308,273

		3,649,114

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.6%
Cypress Semiconductor Corp. Senior Secured Term Loan B, 4.84%, 7/5/2021	2,838,022	2,870,660

See accompanying notes to financial statements.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

M/A-COM Technology Solutions Holdings, Inc. Senior Secured 2017 Add on Term Loan, 3.46%, 5/17/2024	$1,782,659	$1,778,203
Microsemi Corp. Senior Secured Term Loan B, 3.33%, 1/15/2023	10,733,012	10,762,796
ON Semiconductor Corp. Senior Secured 2017 Term Loan B, 3.48%, 3/31/2023	13,039,545	13,069,862

		28,481,521

SOFTWARE — 10.5%
Applied Systems, Inc. Senior Secured 1st Lien Term Loan, 4.55%, 1/25/2021	2,401,260	2,420,266
Aspect Software, Inc. Senior Secured Exit Term Loan, 11.22%, 5/25/2020	7,129,951	7,089,845
Avast Software B.V. Senior Secured 2017 USD Term Loan B, 4.55%, 9/30/2023	2,653,486	2,683,962
BMC Software Finance, Inc. Senior Secured 2017 USD Term Loan, 5.23%, 9/10/2022	31,587,898	31,698,613
CCC Information Services, Inc. Senior Secured 2017 1st Lien Term Loan, 4.23%, 4/27/2024	4,568,106	4,557,828
Compuware Corp. Senior Secured Term Loan B3, 5.55%, 12/15/2021	16,138,736	16,279,950
Epicor Software Corp. Senior Secured 1st Lien Term Loan, 4.98%, 6/1/2022	5,558,784	5,564,871
Hyland Software, Inc.:
Senior Secured Incremental Term Loan B, Zero Coupon, 7/1/2022	5,060,241	5,098,825
Senior Secured Term Loan, 4.48%, 7/1/2022	5,716,381	5,759,968
Informatica Corp. Senior Secured Term Loan, 4.80%, 8/5/2022	2,320,794	2,322,454
Kronos, Inc. Senior Secured 2017 Term Loan B, 4.68%, 11/1/2023	18,917,469	19,068,525
MA FinanceCo. LLC:
Senior Secured 2017 Term Loan B2, 3.67%, 11/19/2021	6,877,449	6,881,782
Senior Secured USD Term Loan B3, 3.96%, 4/29/2024	2,817,485	2,825,938
Mitchell International, Inc. Senior Secured 1st Lien Term Loan, 4.67%, 10/13/2020	4,234,354	4,266,133
Project Alpha Intermediate Holding, Inc. Senior Secured 2017 Term Loan B, 4.67%, 4/26/2024	8,000,000	7,958,760

Seattle Spinco, Inc. Senior Secured USD Term Loan B3, 4.03%, 4/19/2024	19,027,175	19,084,256
SolarWinds Holdings, Inc. Senior Secured Term Loan, 4.73%, 2/5/2023	10,161,602	10,196,558
Solera Holdings, Inc. Senior Secured Term Loan B, 4.48%, 3/3/2023	1,909,833	1,918,552
Sophia L.P. Senior Secured Term Loan B, 4.55%, 9/30/2022	3,406,806	3,402,547
Synchronoss Technologies, Inc. Senior Secured Term Loan, 4.08%, 1/19/2024	2,002,754	1,971,211
Verint Systems, Inc. Senior Secured 2017 Term Loan B, Zero Coupon, 6/21/2024	4,640,371	4,657,772
Veritas Bermuda, Ltd. Senior Secured Repriced Term Loan B, Zero Coupon, 1/27/2023	14,669,118	14,714,959
VF Holding Corp. Senior Secured Reprice Term Loan, 4.55%, 6/30/2023	11,315,343	11,325,922

		191,749,497

SPECIALTY RETAIL — 0.5%
Burlington Coat Factory Warehouse Corp. Senior Secured Term Loan B3, 3.96%, 8/13/2021	1,000,000	1,004,165
Michaels Stores, Inc. Senior Secured Term Loan B1, 3.94%, 1/30/2023	4,874,038	4,868,262
Petco Animal Supplies, Inc. Senior Secured Term Loan B, 4.17%, 1/26/2023	3,868,155	3,504,548

		9,376,975

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.2%
Dell, Inc. Senior Secured Term Loan B, 3.73%, 9/7/2023	37,190,088	37,368,228
Quest Software US Holdings, Inc. Senior Secured Term Loan B, 7.23%, 10/31/2022	3,044,084	3,095,833

		40,464,061

TRADING COMPANIES & DISTRIBUTORS — 0.5%
Univar, Inc. Senior Secured Term Loan B, 3.98%, 7/1/2022	9,383,350	9,404,603

WIRELESS TELECOMMUNICATION SERVICES — 0.4%
LTS Buyer LLC Senior Secured 1st Lien Term Loan, 4.55%, 4/13/2020	7,509,932	7,552,176

TOTAL SENIOR FLOATING RATE LOANS (Cost $1,642,729,054)		1,648,458,246

See accompanying notes to financial statements.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 8.2%
AEROSPACE & DEFENSE — 0.3%
TransDigm, Inc. 6.50%, 7/15/2024	$5,000,000	$5,162,500

COMMERCIAL SERVICES — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/2023 (b)	2,000,000	2,173,400

DIVERSIFIED FINANCIAL SERVICES — 0.2%
Fly Leasing, Ltd. 6.38%, 10/15/2021	3,145,000	3,290,614

ENTERTAINMENT — 0.6%
AMC Entertainment Holdings, Inc. 5.88%, 11/15/2026 (b)	1,000,000	1,046,250
Scientific Games International, Inc. 7.00%, 1/1/2022 (b)	8,900,000	9,478,500

		10,524,750

ENVIRONMENTAL CONTROL — 0.1%
GFL Environmental, Inc. 9.88%, 2/1/2021 (b)	2,154,000	2,342,475

HEALTH CARE PRODUCTS — 0.1%
Kinetic Concepts, Inc./KCI USA, Inc. 7.88%, 2/15/2021 (b)	830,000	877,725

HEALTH CARE SERVICES — 2.8%
CHS/Community Health Systems, Inc. 6.88%, 2/1/2022	3,250,000	2,839,850
MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (b)	13,000,000	13,853,125
Tenet Healthcare Corp.:
4.63%, 7/15/2024 (b)	2,449,000	2,455,612
3 Month USD LIBOR +3.50%, 4.75%, 6/15/2020 (c)	3,000,000	3,030,000
5.00%, 3/1/2019	3,000,000	3,151,800
6.75%, 2/1/2020	2,000,000	2,082,500
8.00%, 8/1/2020	3,000,000	3,045,000
8.13%, 4/1/2022	13,000,000	13,829,400
THC Escrow Corp. III:
4.63%, 7/15/2024 (b)	3,068,000	3,076,284
5.13%, 5/1/2025 (b)	4,167,000	4,182,834

		51,546,405

LODGING — 0.4%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/1/2020	4,000,000	4,114,400
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.38%, 5/1/2022	2,456,000	2,664,760

		6,779,160

MEDIA — 1.3%
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.38%, 9/15/2020 (b)	700,000	714,875
Gray Television, Inc.:
5.13%, 10/15/2024 (b)	3,000,000	3,024,375
5.88%, 7/15/2026 (b)	3,000,000	3,060,000
Nexstar Broadcasting, Inc. 5.63%, 8/1/2024 (b)	1,000,000	1,012,500
SFR Group SA 6.00%, 5/15/2022 (b)	2,000,000	2,090,000
Sinclair Television Group, Inc. 5.63%, 8/1/2024 (b)	5,000,000	5,143,750
Univision Communications, Inc. 5.13%, 2/15/2025 (b)	8,740,000	8,663,962

		23,709,462

PACKAGING & CONTAINERS — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 7.25%, 5/15/2024 (b)	2,320,000	2,540,400
Flex Acquisition Co., Inc. 6.88%, 1/15/2025 (b)	1,478,000	1,537,120
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 3 Month USD LIBOR +3.50%, 4.66%, 7/15/2021 (b) (c)	2,000,000	2,040,000

		6,117,520

PHARMACEUTICALS — 0.4%
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 5.88%, 10/15/2024 (b)	1,017,000	1,047,510
Valeant Pharmaceuticals International, Inc.:
6.50%, 3/15/2022 (b)	1,734,000	1,816,365
6.75%, 8/15/2018 (b)	3,784,000	3,781,730

		6,645,605

RETAIL — 0.9%
1011778 BC ULC/New Red Finance, Inc. 4.25%, 5/15/2024 (b)	13,534,000	13,431,142
CEC Entertainment, Inc. 8.00%, 2/15/2022	3,175,000	3,309,937

		16,741,079

SOFTWARE — 0.3%
Infor US, Inc. 6.50%, 5/15/2022	5,000,000	5,162,500

TELECOMMUNICATIONS — 0.4%
Altice Luxembourg SA 7.75%, 5/15/2022 (b)	2,000,000	2,122,600
FairPoint Communications, Inc. 8.75%, 8/15/2019 (b)	5,170,000	5,311,399

		7,433,999

TOTAL CORPORATE BONDS & NOTES (Cost $145,443,143)		148,507,194

See accompanying notes to financial statements.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Shares	Value

SHORT-TERM INVESTMENT — 6.5%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.92% (d) (e) (Cost $119,281,817)	119,281,817	$119,281,817

TOTAL INVESTMENTS — 105.2% (Cost $1,907,454,014)		1,916,247,257
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.2)%		(95,159,640)

NET ASSETS — 100.0%		$1,821,087,617

(a)	The rate shown represents the rate at June 30, 2017.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 5.3% of net assets as of June 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Variable Rate Security - Interest rate shown is rate in effect at June 30, 2017.
(d)	The rate shown is the annualized seven-day yield at June 30, 2017.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.

LIBOR  London Interbank Offered Rate

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Senior Floating Rate Loans
Aerospace & Defense	$—	$32,613,645	$—	$32,613,645
Airlines	—	17,755,935	—	17,755,935
Auto Components	—	12,827,583	—	12,827,583
Automobiles	—	10,061,854	—	10,061,854
Building Products	—	20,522,948	—	20,522,948
Capital Markets	—	5,151,938	—	5,151,938
Chemicals	—	23,396,698	—	23,396,698
Commercial Banks	—	5,650,868	—	5,650,868
Commercial Services & Supplies	—	80,227,729	—	80,227,729
Communications Equipment	—	5,643,448	—	5,643,448
Computers & Peripherals	—	6,575,976	—	6,575,976
Construction & Engineering	—	7,069,472	—	7,069,472
Construction Materials	—	8,908,449	—	8,908,449
Containers & Packaging	—	45,478,135	—	45,478,135
Distributors	—	15,573,796	—	15,573,796
Diversified Consumer Services	—	25,127,694	—	25,127,694
Diversified Financial Services	—	20,750,245	—	20,750,245
Diversified Telecommunication Services	—	100,144,462	—	100,144,462
Electric Utilities	—	7,913,730	—	7,913,730
Electrical Equipment	—	12,130,523	—	12,130,523
Electronic Equipment, Instruments & Components	—	15,069,856	—	15,069,856
Food & Staples Retailing	—	29,315,798	—	29,315,798
Food Products	—	17,955,185	—	17,955,185
Health Care Equipment & Supplies	—	50,797,280	—	50,797,280
Health Care Providers & Services	—	101,374,713	—	101,374,713
Health Care Technology	—	7,798,894	—	7,798,894
Hotels, Restaurants & Leisure	—	145,829,724	—	145,829,724
Household Durables	—	4,986,398	—	4,986,398
Independent Power Producers & Energy Traders	—	1,405,282	—	1,405,282
Insurance	—	47,684,840	—	47,684,840
Internet & Catalog Retail	—	4,548,269	—	4,548,269
Internet Software & Services	—	68,189,553	—	68,189,553
IT Services	—	54,626,669	—	54,626,669
Life Sciences Tools & Services	—	18,960,338	—	18,960,338
Machinery	—	7,791,306	—	7,791,306

See accompanying notes to financial statements.

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Media	$—	$162,687,389	$—	$162,687,389
Metals & Mining	—	2,303,776	—	2,303,776
Oil, Gas & Consumable Fuels	—	4,983,775	—	4,983,775
Personal Products	—	2,575,778	—	2,575,778
Pharmaceuticals	—	82,452,490	—	82,452,490
Professional Services	—	40,986,434	—	40,986,434
Real Estate Investment Trusts (REITs)	—	21,931,424	—	21,931,424
Real Estate Management & Development	—	3,649,114	—	3,649,114
Semiconductors & Semiconductor Equipment	—	28,481,521	—	28,481,521
Software	—	191,749,497	—	191,749,497
Specialty Retail	—	9,376,975	—	9,376,975
Technology Hardware, Storage & Peripherals	—	40,464,061	—	40,464,061
Trading Companies & Distributors	—	9,404,603	—	9,404,603
Wireless Telecommunication Services	—	7,552,176	—	7,552,176
Corporate Bonds & Notes
Aerospace & Defense	—	5,162,500	—	5,162,500
Commercial Services	—	2,173,400	—	2,173,400
Diversified Financial Services	—	3,290,614	—	3,290,614
Entertainment	—	10,524,750	—	10,524,750
Environmental Control	—	2,342,475	—	2,342,475
Health Care Products	—	877,725	—	877,725
Health Care Services	—	51,546,405	—	51,546,405
Lodging	—	6,779,160	—	6,779,160
Media	—	23,709,462	—	23,709,462
Packaging & Containers	—	6,117,520	—	6,117,520
Pharmaceuticals	—	6,645,605	—	6,645,605
Retail	—	16,741,079	—	16,741,079
Software	—	5,162,500	—	5,162,500
Telecommunications	—	7,433,999	—	7,433,999
Short-Term Investment	119,281,817	—	—	119,281,817

TOTAL INVESTMENTS	$119,281,817	$1,796,965,440	$—	$1,916,247,257

Affiliate Table

	Number of Shares Held at 6/30/16	Value at 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/17	Value at 6/30/17	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	68,870,496	$68,870,496	118,632,928	187,503,424	—	$—	$52,910	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	329,435,609	210,153,792	119,281,817	119,281,817	180,347	—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	722,270,159	722,270,159	—	—	329,988	—

TOTAL		$68,870,496				$119,281,817	$563,245	$—

See accompanying notes to financial statements.

SSGA ULTRA SHORT TERM BOND PORTFOLIO

SPDR SSGA Ultra Short Term Bond ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA Ultra Short Term Bond Portfolio. The schedule of investments for the SSGA Ultra Short Term Bond Portfolio follows.

SSGA ULTRA SHORT TERM BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2017

Security Description	Principal Amount	Value

ASSET-BACKED SECURITIES — 21.0%
AUTOMOBILE — 6.9%
Ford Credit Auto Owner Trust Series 2016-C, Class A2B, 1 Month USD LIBOR + 0.14%, 1.30%, 9/15/2019 (a)	$270,123	$270,209
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3, 1.10%, 9/15/2019	67,324	67,273
Honda Auto Receivables 2014-4 Owner Trust Series 2014-4, Class A4, 1.46%, 10/15/2020	350,000	349,807
Honda Auto Receivables 2016-1 Owner Trust Series 2016-1, Class A3, 1.22%, 12/18/2019	250,000	249,288
Mercedes-Benz Auto Receivables Trust Series 2014-1, Class A3, 0.87%, 10/15/2018	29,487	29,467
Toyota Auto Receivables Owner Trust:
Series 2015-A, Class A3, 1.12%, 2/15/2019	86,991	86,900
Series 2016-D, Class A2A, 1.06%, 5/15/2019	185,554	185,220

		1,238,164

CREDIT CARD — 14.1%
American Express Credit Account Master Trust Series 2014-3, Class A, 1.49%, 4/15/2020	230,000	230,078
BA Credit Card Trust Series 2016-A1, Class A, 1 Month USD LIBOR + 0.39%, 1.55%, 10/15/2021 (a)	400,000	402,135
Capital One Multi-Asset Execution Trust Series 2015-A6, Class A6, 1 Month USD LIBOR + 0.37%, 1.53%, 6/15/2020 (a)	250,000	250,093
Chase Issuance Trust:
Series 2013-A3, Class A3, 1 Month USD LIBOR + 0.28%, 1.44%, 4/15/2020 (a)	150,000	150,215
Series 2014-A7, Class A7, 1.38%, 11/15/2019	350,000	349,997
Citibank Credit Card Issuance Trust:
Series 2013-A2, Class A2, 1 Month USD LIBOR + 0.28%, 1.50%, 5/26/2020 (a)	220,000	220,379
Series 2014-A8, Class A8, 1.73%, 4/9/2020	450,000	450,868
Discover Card Execution Note Trust Series 2013-A6, Class A6, 1 Month USD LIBOR + 0.45%, 1.61%, 4/15/2021 (a)	300,000	301,295
Evergreen Credit Card Trust Series 2016-1, Class A, 1 Month USD LIBOR + 0.72%, 1.88%, 4/15/2020 (a) (b)	200,000	200,884

		2,555,944

TOTAL ASSET-BACKED SECURITIES (Cost $3,794,084)		3,794,108

CORPORATE BONDS & NOTES — 68.5%
AEROSPACE & DEFENSE — 1.4%
United Technologies Corp. 3 Month USD LIBOR + 0.35%, 1.52%, 11/1/2019 (a)	250,000	251,650

AUTO MANUFACTURERS — 6.1%
American Honda Finance Corp. Series MTN, 3 Month USD LIBOR + 0.28%, 1.46%, 11/19/2018 (a)	300,000	300,807
Daimler Finance North America LLC 3 month USD LIBOR + 0.25%, 1.42%, 11/5/2018 (a) (b)	300,000	300,027
Toyota Motor Credit Corp.:
Series 2547, 3 Month USD LIBOR + 0.32%, 1.48%, 1/12/2018 (a)	250,000	250,345
Series MTN, 3 Month USD LIBOR + 0.44%, 1.60%, 10/18/2019 (a)	250,000	251,747

		1,102,926

BANKS — 21.7%
Bank of Montreal Series MTN, 3 Month USD LIBOR + 0.60%, 1.83%, 12/12/2019 (a)	200,000	201,074
Branch Banking & Trust Co. 3 Month USD LIBOR + 0.45%, 1.61%, 1/15/2020 (a)	250,000	250,573
Citibank NA 3 month USD LIBOR + 0.23%, 1.41%, 11/9/2018 (a)	250,000	250,088
Goldman Sachs Group, Inc.:
3 Month USD LIBOR + 1.02%, 2.17%, 10/23/2019 (a)	409,000	414,202
Series 1, 3 Month USD LIBOR + 1.20%, 2.37%, 4/30/2018 (a)	100,000	100,756
JPMorgan Chase & Co. 3 Month USD LIBOR + 1.10%, 2.32%, 6/7/2021 (a)	250,000	253,840
JPMorgan Chase Bank NA 3 Month USD LIBOR + 0.59%, 1.88%, 9/23/2019 (a)	250,000	251,737
Morgan Stanley 3 Month USD LIBOR + 0.85%, 2.00%, 1/24/2019 (a)	430,000	433,182
PNC Bank NA 3 Month USD LIBOR + 0.40%, 1.62%, 12/7/2018 (a)	250,000	250,900
Royal Bank of Canada Series GMTN, 3 Month USD LIBOR + 0.53%, 1.78%, 3/15/2019 (a)	250,000	251,097
Toronto-Dominion Bank:
Series BKNT, 3 Month USD LIBOR + 0.44%, 1.74%, 7/2/2019 (a)	250,000	250,698

See accompanying notes to financial statements.

SSGA ULTRA SHORT TERM BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Series MTN, 3 Month USD LIBOR + 0.84%, 1.99%, 1/22/2019 (a)	$100,000	$100,930
US Bank NA:
Series BKNT, 3 Month USD LIBOR + 0.30%, 1.47%, 1/26/2018 (a)	100,000	99,844
Series BKNT, 3 Month USD LIBOR + 0.48%, 1.65%, 10/28/2019 (a)	100,000	100,753
Series MTN, 3 Month USD LIBOR + 0.58%, 1.75%, 1/29/2018 (a)	100,000	100,278
Wells Fargo & Co. 3 Month USD LIBOR + 0.63%, 1.78%, 4/23/2018 (a)	100,000	100,439
Wells Fargo Bank NA Series BKNT, 3 Month USD LIBOR + 0.74%, 1.89%, 1/22/2018 (a)	250,000	250,860
Westpac Banking Corp. 3 Month USD LIBOR + 0.56%, 1.74%, 8/19/2019 (a)	275,000	276,246

		3,937,497

BEVERAGES — 2.5%
Anheuser-Busch InBev Finance, Inc. 3 Month USD LIBOR + 0.40%, 1.57%, 2/1/2019 (a)	200,000	200,362
PepsiCo, Inc. 3 month USD LIBOR + 0.37%, 1.54%, 5/2/2022 (a)	250,000	251,375

		451,737

DIVERSIFIED FINANCIAL SERVICES — 1.9%
American Express Credit Corp. 3 Month USD LIBOR + 0.55%, 1.82%, 3/18/2019 (a)	350,000	351,974

ELECTRONICS — 1.3%
Honeywell International, Inc. 3 month USD LIBOR + 0.28%, 1.45%, 10/30/2019 (a)	235,000	236,137

IT SERVICES — 3.9%
Apple, Inc. 3 Month USD LIBOR + 0.25%, 1.42%, 5/3/2018 (a)	250,000	250,475
International Business Machines Corp.:
3 Month USD LIBOR + 0.19%, 1.37%, 2/6/2018 (a)	205,000	205,246
3 Month USD LIBOR + 0.23%, 1.40%, 1/27/2020 (a)	250,000	250,805

		706,526

MACHINERY, CONSTRUCTION & MINING — 2.8%
Caterpillar Financial Services Corp.:
Series MTN, 3 month USD LIBOR + 0.18%, 1.40%, 12/6/2018 (a)	250,000	250,063
Series MTN, 3 month USD LIBOR + 0.03%, 1.42%, 11/20/2017 (a)	250,000	250,112

		500,175

MACHINERY-DIVERSIFIED — 2.2%
John Deere Capital Corp.:
3 Month USD LIBOR + 0.57%, 1.73%, 1/8/2019 (a)	200,000	201,399
Series MTN, 3 Month USD LIBOR + 0.22%, 1.47%, 12/15/2017 (a)	200,000	200,165

		401,564

MISCELLANEOUS MANUFACTURER — 1.1%
General Electric Co. Series MTN, 3 month USD LIBOR + 0.71%, 2.01%, 4/2/2018 (a)	200,000	200,924

OIL & GAS — 10.5%
BP Capital Markets PLC:
3 Month USD LIBOR + 0.43%, 1.61%, 2/13/2018 (a)	250,000	250,580
3 Month USD LIBOR + 0.51%, 1.70%, 5/10/2018 (a)	250,000	250,900
Chevron Corp. 3 Month USD LIBOR + 0.36%, 1.54%, 11/9/2017 (a)	250,000	250,268
ConocoPhillips Co. 3 Month USD LIBOR + 0.33%, 1.51%, 5/15/2018 (a)	100,000	100,168
Shell International Finance B.V.:
3 Month USD LIBOR + 0.35%, 1.58%, 9/12/2019 (a)	300,000	301,323
3 Month USD LIBOR + 0.58%, 1.77%, 11/10/2018 (a)	250,000	251,635
Statoil ASA:
3 Month USD LIBOR + 0.20%, 1.38%, 11/9/2017 (a)	250,000	250,110
3 Month USD LIBOR + 0.46%, 1.64%, 11/8/2018 (a)	250,000	251,087

		1,906,071

PHARMACEUTICALS — 1.4%
Pfizer, Inc. 3 Month USD LIBOR + 0.30%, 1.55%, 6/15/2018 (a)	250,000	250,548

RETAIL — 5.5%
Home Depot, Inc.:
3 month USD LIBOR + 0.15%, 1.37%, 6/5/2020 (a)	350,000	350,255
3 Month USD LIBOR + 0.37%, 1.62%, 9/15/2017 (a)	150,000	150,105
Lowe’s Cos., Inc.:
3 Month USD LIBOR + 0.42%, 1.65%, 9/10/2019 (a)	250,000	251,753
3 month USD LIBOR + 0.60%, 1.84%, 9/14/2018 (a)	250,000	251,580

		1,003,693

SEMICONDUCTORS — 1.7%
QUALCOMM, Inc.:
3 Month USD LIBOR + 0.27%, 1.44%, 5/18/2018 (a)	150,000	150,130
3 month USD LIBOR + 0.36%, 1.56%, 5/20/2019 (a)	150,000	150,462

		300,592

See accompanying notes to financial statements.

SSGA ULTRA SHORT TERM BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

SOFTWARE — 1.4%
Oracle Corp. 3 Month USD LIBOR + 0.51%, 1.67%, 10/8/2019 (a)	$250,000	$252,305

TELECOMMUNICATIONS — 2.5%
Cisco Systems, Inc.:
3 Month USD LIBOR + 0.31%, 1.56%, 6/15/2018 (a)	150,000	150,475
3 Month USD LIBOR + 0.34%, 1.61%, 9/20/2019 (a)	310,000	311,879

		462,354

TRANSPORTATION — 0.6%
Canadian National Railway Co. 3 Month USD LIBOR + 0.17%, 1.35%, 11/14/2017 (a)	100,000	100,034

TOTAL CORPORATE BONDS & NOTES (Cost $12,373,914)		12,416,707

U.S. TREASURY OBLIGATIONS — 9.6%
Treasury Notes:
0.63%, 6/30/2018	300,000	298,125
0.88%, 3/31/2018	650,000	648,225
1.00%, 11/30/2018	800,000	796,256

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,745,645)		1,742,606

SHORT-TERM INVESTMENT — 0.7%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.92% (c) (d) (Cost $133,860)	133,860	133,860

TOTAL INVESTMENTS — 99.8% (Cost $18,047,503)		18,087,281
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		31,175

NET ASSETS — 100.0%		$18,118,456

(a)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2017.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 2.8% of net assets as of June 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	The rate shown is the annualized seven-day yield at June 30, 2017.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.

LIBOR  London Interbank Offered Rate

MTN  Medium Term Note

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Asset-Backed Securities
Automobile	$—	$1,238,164	$—	$1,238,164
Credit Card	—	2,555,944	—	2,555,944
Corporate Bonds & Notes
Aerospace & Defense	—	251,650	—	251,650
Auto Manufacturers	—	1,102,926	—	1,102,926
Banks	—	3,937,497	—	3,937,497
Beverages	—	451,737	—	451,737
Diversified Financial Services	—	351,974	—	351,974
Electronics	—	236,137	—	236,137
IT Services	—	706,526	—	706,526
Machinery, Construction & Mining	—	500,175	—	500,175
Machinery-Diversified	—	401,564	—	401,564
Miscellaneous Manufacturer	—	200,924	—	200,924
Oil & Gas	—	1,906,071	—	1,906,071
Pharmaceuticals	—	250,548	—	250,548
Retail	—	1,003,693	—	1,003,693
Semiconductors	—	300,592	—	300,592
Software	—	252,305	—	252,305
Telecommunications	—	462,354	—	462,354
Transportation	—	100,034	—	100,034

See accompanying notes to financial statements.

SSGA ULTRA SHORT TERM BOND PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
U.S. Treasury Obligations	$—	$1,742,606	$—	$1,742,606
Short-Term Investment	133,860	—	—	133,860

TOTAL INVESTMENTS	$133,860	$17,953,421	$—	$18,087,281

Affiliate Table

	Number of Shares Held at 6/30/16	Value at 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/17	Value at 6/30/17	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	483,761	$483,761	2,476,195	2,959,956	—	$—	$347	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	1,056,518	922,658	133,860	133,860	383	—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	6,507,774	6,507,774	—	—	730	—

TOTAL		$483,761				$133,860	$1,460	$—

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SPDR DoubleLine Total Return Tactical ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the State Street DoubleLine Total Return Tactical Portfolio. The schedule of investments for the State Street DoubleLine Total Return Tactical Portfolio follows.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2017

Security Description	Principal Amount	Value

ASSET-BACKED SECURITIES — 2.3%
Ajax Mortgage Loan Trust Series 2016-B, Class A, 4.00%, 9/25/2065 (a) (b)	$8,863,741	$8,848,767
AVANT Loans Funding Trust:
Series 2015-A, Class A, 4.00%, 8/16/2021 (a)	99,234	99,301
Series 2016-B, Class A, 3.92%, 8/15/2019 (a)	36,313	36,341
Colony Starwood Homes Trust Series 2016-2A, Class D, 1 Month USD LIBOR + 2.35%, 3.35%, 12/17/2033 (a) (c)	4,000,000	4,048,474
Flagship Credit Auto Trust Series 2016-3, Class B, 2.43%, 6/15/2021 (a)	3,500,000	3,495,261
GSAA Home Equity Trust Series 2007-10, Class A2A, 6.50%, 11/25/2037	3,101,342	2,276,032
Navient Student Loan Trust Series 2017-1A, Class A2, ABS, 1 Month USD LIBOR + 0.75%, 1.97%, 7/26/2066 (a) (c)	13,500,000	13,624,822
OneMain Financial Issuance Trust Series 2015-1A, Class A, 3.19%, 3/18/2026 (a)	24,000,000	24,239,220
Progress Residential Trust Series 2016-SFR2, Class D, 1 Month USD LIBOR + 2.50%, 3.67%, 1/17/2034 (a) (c)	1,000,000	1,023,334
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC4, Class A4, 1 Month USD LIBOR + 0.17%, 1.39%, 12/25/2036 (c)	3,091,988	2,761,149
Towd Point Mortgage Trust Series 2015-1, Class AE, 3.00%, 10/25/2053 (a)	2,505,255	2,526,332
US Residential Opportunity Fund III Trust Series 2016-1III, Class A, 3.48%, 7/27/2036 (a) (b)	10,508,390	10,580,310
Westlake Automobile Receivables Trust Series 2016-2A, Class B, 2.30%, 11/15/2019 (a)	2,500,000	2,503,886

TOTAL ASSET-BACKED SECURITIES (Cost $75,404,663)		76,063,229

CORPORATE BONDS & NOTES — 12.6%
ARGENTINA — 0.1%
Aeropuertos Argentina 2000 SA 6.88%, 2/1/2027 (a)	300,000	310,539
Banco Macro SA Series REGS, USD 5 Year Swap Rate + 5.463%, 6.75%, 11/4/2026 (c)	1,300,000	1,352,000

Pampa Energia SA 7.50%, 1/24/2027 (a)	2,100,000	2,191,476

		3,854,015

AUSTRALIA — 0.2%
Commonwealth Bank of Australia 2.75%, 3/10/2022 (a)	2,895,000	2,920,221
Westpac Banking Corp.:
2.00%, 8/19/2021	715,000	703,060
2.50%, 6/28/2022	325,000	323,732
2.60%, 11/23/2020	2,630,000	2,656,458

		6,603,471

BELGIUM — 0.1%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/1/2021	3,305,000	3,345,883

BERMUDA — 0.0% (d)
Aircastle, Ltd. 5.00%, 4/1/2023	465,000	497,550

BRAZIL — 0.4%
CIMPOR Financial Operations B.V. Series REGS, 5.75%, 7/17/2024	700,000	592,935
Cosan Overseas, Ltd. 8.25%, 8/5/2017	4,314,000	4,316,588
JBS USA LUX SA/JBS USA Finance, Inc. 7.25%, 6/1/2021 (a)	1,119,000	1,118,441
MARB BondCo PLC 7.00%, 3/15/2024 (a)	600,000	579,750
Marfrig Holdings Europe B.V. 8.00%, 6/8/2023 (a)	1,000,000	1,015,200
Petrobras Global Finance B.V.:
7.25%, 3/17/2044	5,000,000	4,916,250
7.38%, 1/17/2027	1,000,000	1,058,000

		13,597,164

CANADA — 0.3%
1011778 BC ULC/New Red Finance, Inc. 4.25%, 5/15/2024 (a)	1,330,000	1,319,892
Bank of Montreal Series MTN, 1.90%, 8/27/2021	1,730,000	1,697,597
Canadian Natural Resources, Ltd. 2.95%, 1/15/2023	3,325,000	3,296,904
Fortis, Inc. Series WI, 2.10%, 10/4/2021	1,605,000	1,571,539
Open Text Corp. 5.88%, 6/1/2026 (a)	777,000	833,332
Royal Bank of Canada Series MTN, 2.35%, 10/30/2020	3,200,000	3,213,856

		11,933,120

CHILE — 0.5%
AES Gener SA Series REGS, 5.00%, 7/14/2025	300,000	307,787
Cencosud SA Series REGS, 5.15%, 2/12/2025	900,000	964,415
Colbun SA Series REGS, 6.00%, 1/21/2020	1,000,000	1,080,983

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Corp. Group Banking SA Series REGS, 6.75%, 3/15/2023	$2,750,000	$2,745,820
Empresa Electrica Guacolda SA Series REGS, 4.56%, 4/30/2025	1,400,000	1,346,356
Empresa Nacional de Telecomunicaciones SA:
4.75%, 8/1/2026	2,400,000	2,471,009
Series REGS, 4.88%, 10/30/2024	500,000	520,438
Engie Energia Chile SA Series REGS, 4.50%, 1/29/2025	1,100,000	1,147,840
Guanay Finance, Ltd. Series REGS, 6.00%, 12/15/2020	1,462,977	1,498,820
Inversiones CMPC SA:
4.38%, 4/4/2027 (a)	3,100,000	3,150,473
Series REGS, 4.50%, 4/25/2022	1,580,000	1,650,448
Transelec SA Series REGS, 3.88%, 1/12/2029	1,000,000	987,500

		17,871,889

CHINA — 0.6%
CNOOC Finance 2011, Ltd. Series REGS, 4.25%, 1/26/2021	500,000	525,849
CNOOC Finance 2012, Ltd. Series REGS, 3.88%, 5/2/2022	600,000	623,221
CNOOC Finance 2015 USA LLC 3.50%, 5/5/2025	5,700,000	5,692,761
CNPC General Capital, Ltd. Series REGS, 3.40%, 4/16/2023	3,000,000	3,057,392
CNPC HK Overseas Capital, Ltd. Series REGS, 4.50%, 4/28/2021	2,500,000	2,659,543
Sinopec Group Overseas Development 2016, Ltd.:
Series REGS, 2.75%, 5/3/2021	2,000,000	2,003,904
Series REGS, 2.75%, 9/29/2026	4,300,000	4,020,788
Sinopec Group Overseas Development 2017, Ltd. 3.63%, 4/12/2027 (a)	700,000	701,644

		19,285,102

COLOMBIA — 0.2%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings, Ltd. Series REGS, 8.38%, 5/10/2020	1,500,000	1,500,000
Banco de Bogota SA Series REGS, 6.25%, 5/12/2026	3,000,000	3,195,360
Grupo Aval, Ltd. Series REGS, 4.75%, 9/26/2022	1,500,000	1,526,250

		6,221,610

COSTA RICA — 0.1%
Banco Nacional de Costa Rica Series REGS, 5.88%, 4/25/2021 (a)	4,090,000	4,279,367

DOMINICAN REPUBLIC — 0.2%
AES Andres B.V./Dominican Power Partners/Empresa Generadora de Electricidad It 7.95%, 5/11/2026 (a)	2,200,000	2,380,906

Banco de Reservas de la Republica Dominicana Series REGS, 7.00%, 2/1/2023 (a)	4,100,000	4,282,819

		6,663,725

FINLAND — 0.1%
Nokia Oyj 3.38%, 6/12/2022	1,720,000	1,733,072

GUATEMALA — 0.1%
Industrial Senior Trust Series REGS, 5.50%, 11/1/2022	1,900,000	1,942,750

HONG KONG — 0.2%
CK Hutchison International 17, Ltd. 3.50%, 4/5/2027 (a)	4,500,000	4,520,124
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/8/2022	2,100,000	2,144,737

		6,664,861

INDIA — 0.7%
Bharat Petroleum Corp., Ltd. 4.63%, 10/25/2022	1,100,000	1,175,988
Bharti Airtel, Ltd. Series REGS, 4.38%, 6/10/2025	4,000,000	3,999,948
BPRL International Singapore Pte, Ltd. Series EMTN, 4.38%, 1/18/2027	3,900,000	4,037,136
Indian Oil Corp., Ltd.:
5.63%, 8/2/2021	1,500,000	1,649,033
5.75%, 8/1/2023	600,000	675,146
ONGC Videsh Vankorneft Pte, Ltd. 3.75%, 7/27/2026	6,500,000	6,424,047
Reliance Holding USA, Inc.:
Series REGS, 4.50%, 10/19/2020	1,650,000	1,738,688
Series REGS, 5.40%, 2/14/2022	4,050,000	4,436,265

		24,136,251

INDONESIA — 0.1%
Pertamina Persero PT Series REGS, 5.63%, 5/20/2043	1,700,000	1,759,469

ISRAEL — 0.2%
Delek & Avner Tamar Bond, Ltd.:
4.44%, 12/30/2020 (a)	2,000,000	2,048,000
5.41%, 12/30/2025 (a)	1,500,000	1,552,500
Israel Electric Corp., Ltd. Series 6, 5.00%, 11/12/2024 (a)	2,500,000	2,686,250

		6,286,750

JAMAICA — 0.1%
Digicel Group, Ltd.:
Series REGS, 7.13%, 4/1/2022	3,300,000	2,891,790
Series REGS, 8.25%, 9/30/2020	1,000,000	934,900

		3,826,690

JAPAN — 0.1%
Sumitomo Mitsui Financial Group, Inc. 2.85%, 1/11/2022	2,785,000	2,814,716

MALAYSIA — 0.4%
Axiata SPV2 Bhd Series 2, 3.47%, 11/19/2020	1,700,000	1,738,536

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Gohl Capital, Ltd. 4.25%, 1/24/2027	$5,000,000	$5,180,880
Petronas Capital, Ltd. Series REGS, 3.50%, 3/18/2025	5,300,000	5,488,309

		12,407,725

MEXICO — 0.8%
Banco Inbursa SA Institucion de Banca Multiple 4.38%, 4/11/2027 (a)	5,500,000	5,501,100
Banco Mercantil del Norte SA Series REGS, 5 year CMT + 4.45%, 5.75%, 10/4/2031 (a) (c)	3,600,000	3,592,800
Banco Santander Mexico SA Series REGS, 5 Year CMT + 4.58%, 5.95%, 1/30/2024 (c)	2,000,000	2,082,500
BBVA Bancomer SA Series REGS, 5 Year CMT + 3.00%, 5.35%, 11/12/2029 (c)	980,000	992,250
Comision Federal de Electricidad:
Series REGS, 4.75%, 2/23/2027	1,700,000	1,748,875
Series REGS, 6.13%, 6/16/2045	1,700,000	1,812,625
Credito Real SAB de CV SOFOM ER 7.25%, 7/20/2023 (a)	2,400,000	2,520,000
Grupo Idesa SA de CV Series REGS, 7.88%, 12/18/2020	2,000,000	1,810,000
Grupo Televisa SAB:
4.63%, 1/30/2026	525,000	553,303
6.13%, 1/31/2046	2,200,000	2,463,494
Sigma Alimentos SA de CV Series REGS, 4.13%, 5/2/2026	1,000,000	1,016,000
Sixsigma Networks Mexico SA de CV Series REGS, 8.25%, 11/7/2021	600,000	600,360
TV Azteca SAB de CV:
7.50%, 5/25/2018	600,000	597,000
7.63%, 9/18/2020	600,000	605,400

		25,895,707

NETHERLANDS — 0.1%
Ajecorp B.V. Series REGS, 6.50%, 5/14/2022	150,000	129,750
Shell International Finance B.V. 1.38%, 5/10/2019	3,340,000	3,319,559

		3,449,309

NEW ZEALAND — 0.0% (d)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.13%, 7/15/2023 (a)	1,605,000	1,665,187

PANAMA — 0.0% (d)
Autoridad del Canal de Panama Series REGS, 4.95%, 7/29/2035	200,000	218,000

PERU — 0.1%
Banco Internacional del Peru SAA Series REGS, 3 Month USD LIBOR + 6.74%, 8.50%, 4/23/2070 (c)	500,000	548,125

Transportadora de Gas del Peru SA Series REGS, 4.25%, 4/30/2028	3,700,000	3,838,750

		4,386,875

QATAR — 0.1%
Ooredoo International Finance, Ltd. Series REGS, 3.88%, 1/31/2028	4,400,000	4,346,707

SINGAPORE — 0.2%
DBS Group Holdings, Ltd. Series GMTN, USD 5 Year Swap Rate + 2.39%, 3.60%, 9/7/2021 (c)	1,300,000	1,297,622
Oversea-Chinese Banking Corp., Ltd. Series REGS, USD 5 Year Swap Rate + 2.20%, 4.00%, 10/15/2024 (c)	200,000	205,185
Temasek Financial I, Ltd. Series REGS, 2.38%, 1/23/2023	3,500,000	3,457,379
United Overseas Bank, Ltd. USD 5 Year Swap Rate + 2.24%, 3.50%, 9/16/2026 (c)	2,500,000	2,547,630

		7,507,816

TRINIDAD AND TOBAGO — 0.1%
National Gas Co. of Trinidad & Tobango, Ltd. 6.05%, 1/15/2036	3,400,000	3,493,500

UNITED KINGDOM — 0.2%
AstraZeneca PLC 2.38%, 6/12/2022	1,685,000	1,683,399
Royal Bank of Scotland Group PLC 3 Month USD LIBOR + 1.48%, 3.50%, 5/15/2023 (c)	3,330,000	3,353,077
Unilever Capital Corp. 2.90%, 5/5/2027	1,375,000	1,355,475

		6,391,951

UNITED STATES — 6.3%
AbbVie, Inc. 3.20%, 11/6/2022	1,650,000	1,687,406
Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	860,000	890,100
AECOM 5.13%, 3/15/2027	1,280,000	1,288,000
Allergan Funding SCS:
3.80%, 3/15/2025	675,000	698,247
3.85%, 6/15/2024	2,375,000	2,473,990
Amazon.com, Inc.:
2.60%, 12/5/2019	1,825,000	1,858,835
3.80%, 12/5/2024	1,255,000	1,337,328
American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	1,260,000	1,299,375
American Express Credit Corp.:
Series MTN, 1.80%, 7/31/2018	3,335,000	3,334,633
Series MTN, 2.70%, 3/3/2022	200,000	201,788
Anthem, Inc. 3.30%, 1/15/2023	2,982,000	3,046,113
Aramark Services, Inc. 5.00%, 4/1/2025 (a)	820,000	866,166

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

AT&T, Inc. 3.80%, 3/1/2024	$1,550,000	$1,584,426
B&G Foods, Inc. 5.25%, 4/1/2025	870,000	886,356
Bank of America Corp. 2.00%, 1/11/2018	3,328,000	3,333,092
Becton Dickinson and Co. 2.89%, 6/6/2022	3,355,000	3,351,645
Berry Plastics Corp. 5.50%, 5/15/2022	1,825,000	1,900,281
Boston Properties L.P. 3.65%, 2/1/2026	3,235,000	3,279,417
Broadcom Corp./Broadcom Cayman Finance, Ltd. 3.63%, 1/15/2024 (a)	2,420,000	2,481,661
BWAY Holding Co. 5.50%, 4/15/2024 (a)	935,000	956,038
Calpine Corp. 5.75%, 1/15/2025	950,000	895,375
Cardinal Health, Inc. 3.41%, 6/15/2027	3,605,000	3,615,022
Caterpillar, Inc. 3.40%, 5/15/2024	2,791,000	2,900,993
CBS Corp. 2.50%, 2/15/2023 (e)	185,000	183,274
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 5/1/2023 (a)	325,000	340,860
5.25%, 9/30/2022	1,720,000	1,769,536
Centene Corp.:
4.75%, 5/15/2022	475,000	497,563
4.75%, 1/15/2025	1,275,000	1,315,641
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.38%, 9/15/2020 (a)	1,225,000	1,251,031
Charter Communications Operating LLC/Charter Communications Operating Capital 4.46%, 7/23/2022	1,575,000	1,680,163
CHS/Community Health Systems, Inc. 6.25%, 3/31/2023	1,215,000	1,255,824
Cincinnati Bell, Inc. 7.00%, 7/15/2024 (a)	1,025,000	1,068,563
Cisco Systems, Inc. 2.50%, 9/20/2026	1,730,000	1,658,759
Citigroup, Inc. 3.20%, 10/21/2026	3,460,000	3,365,750
Comcast Corp. 4.40%, 8/15/2035	3,128,000	3,396,977
CommScope, Inc. 5.00%, 6/15/2021 (a)	1,350,000	1,385,438
CSC Holdings LLC 6.75%, 11/15/2021	372,000	411,544
CyrusOne L.P./CyrusOne Finance Corp. 5.00%, 3/15/2024 (a)	470,000	482,925
Delta Air Lines, Inc. 3.63%, 3/15/2022	2,015,000	2,072,508

Discover Financial Services 4.10%, 2/9/2027	1,680,000	1,687,207
Dollar Tree, Inc. 5.75%, 3/1/2023	1,034,000	1,091,180
Duke Energy Corp. 2.65%, 9/1/2026	3,195,000	3,036,975
eBay, Inc. 2.75%, 1/30/2023	1,680,000	1,666,980
Energy Transfer L.P.:
4.20%, 4/15/2027	280,000	279,462
4.75%, 1/15/2026	2,255,000	2,349,845
Enterprise Products Operating LLC 3.75%, 2/15/2025	2,355,000	2,424,072
Envision Healthcare Corp. 6.25%, 12/1/2024 (a)	675,000	720,563
Equinix, Inc. 5.38%, 4/1/2023	1,840,000	1,915,992
ESH Hospitality, Inc. 5.25%, 5/1/2025 (a)	2,010,000	2,077,837
FedEx Corp. 4.75%, 11/15/2045	3,040,000	3,296,758
First Data Corp. 5.75%, 1/15/2024 (a)	1,175,000	1,222,000
Frontier Communications Corp. 8.50%, 4/15/2020	400,000	420,000
General Motors Financial Co., Inc. 3.95%, 4/13/2024	3,265,000	3,309,763
Georgia-Pacific LLC 3.60%, 3/1/2025 (a)	3,288,000	3,387,094
Goldman Sachs Group, Inc.:
3 Month USD LIBOR + 1.05%, 2.91%, 6/5/2023 (c)	2,475,000	2,476,559
3.00%, 4/26/2022	695,000	700,275
Goodyear Tire & Rubber Co. 5.13%, 11/15/2023	1,265,000	1,325,088
Gray Television, Inc. 5.13%, 10/15/2024 (a)	1,775,000	1,789,422
HCA, Inc. 4.25%, 10/15/2019	1,935,000	2,009,981
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	3,175,000	3,271,159
Hilton Domestic Operating Co., Inc. 4.25%, 9/1/2024 (a)	1,650,000	1,672,687
Home Depot, Inc. 3.00%, 4/1/2026	2,237,000	2,249,415
Icahn Enterprises L.P./Icahn Enterprises Finance Corp. 6.25%, 2/1/2022	995,000	1,039,775
International Paper Co. 3.00%, 2/15/2027	855,000	822,425
John Deere Capital Corp. Series MTN, 2.65%, 1/6/2022	795,000	806,909
JPMorgan Chase & Co. 2.25%, 1/23/2020	3,335,000	3,344,938
Kinder Morgan, Inc. 3.05%, 12/1/2019	1,535,000	1,560,435
Kraft Heinz Foods Co. 2.80%, 7/2/2020	3,230,000	3,275,446

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Laboratory Corp. of America Holdings 3.60%, 2/1/2025	$3,271,000	$3,315,453
Level 3 Communications, Inc. 5.75%, 12/1/2022	1,301,000	1,349,788
Levi Strauss & Co. 5.00%, 5/1/2025	1,240,000	1,294,312
LifePoint Health, Inc. 5.38%, 5/1/2024	1,490,000	1,542,150
Live Nation Entertainment, Inc. 4.88%, 11/1/2024 (a)	875,000	887,031
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc. 5.63%, 5/1/2024	220,000	239,800
Micron Technology, Inc. 5.25%, 8/1/2023 (a)	1,300,000	1,353,300
Microsoft Corp. 2.40%, 2/6/2022	1,805,000	1,822,165
Morgan Stanley 2.75%, 5/19/2022	3,360,000	3,358,454
Mylan NV 3.15%, 6/15/2021	1,700,000	1,729,461
National Rural Utilities Cooperative Finance Corp. 2.30%, 11/1/2020	1,947,000	1,948,674
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.50%, 7/1/2021	1,300,000	1,329,250
Navient Corp. 6.50%, 6/15/2022	835,000	885,100
NCL Corp., Ltd. 4.75%, 12/15/2021 (a)	1,650,000	1,697,437
New York Life Global Funding:
2.30%, 6/10/2022 (a)	860,000	855,407
2.90%, 1/17/2024 (a)	985,000	994,398
Nexstar Broadcasting, Inc. 5.63%, 8/1/2024 (a)	900,000	911,250
NGL Energy Partners L.P./NGL Energy Finance Corp. 6.13%, 3/1/2025 (a)	1,265,000	1,163,800
Novelis Corp. 5.88%, 9/30/2026 (a)	795,000	818,850
NRG Energy, Inc. 6.25%, 7/15/2022	825,000	843,563
NUVEEN FINANCE LLC 4.13%, 11/1/2024 (a)	3,220,000	3,331,402
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.25%, 2/15/2022	760,000	786,600
Peabody Energy Corp. 6.00%, 3/31/2022 (a)	850,000	847,344
Penske Truck Leasing Co. L.P./PTL Finance Corp. 4.20%, 4/1/2027 (a)	675,000	697,311
Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (a)	815,000	817,038
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/2023 (a)	1,140,000	1,238,838

Prudential Financial, Inc. Series MTN, 3.50%, 5/15/2024	2,750,000	2,861,375
Quintiles IMS, Inc. 4.88%, 5/15/2023 (a)	1,805,000	1,852,381
Reynolds American, Inc. 4.00%, 6/12/2022	3,015,000	3,198,704
Rite Aid Corp. 6.13%, 4/1/2023 (a)	1,320,000	1,298,616
Sabre GLBL, Inc. 5.25%, 11/15/2023 (a)	1,670,000	1,732,625
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/1/2022	1,834,000	1,886,819
Scientific Games International, Inc. 7.00%, 1/1/2022 (a)	1,160,000	1,235,400
Select Medical Corp. 6.38%, 6/1/2021	1,255,000	1,294,219
ServiceMaster Co. LLC 5.13%, 11/15/2024 (a)	1,750,000	1,813,437
Simon Property Group L.P. 2.63%, 6/15/2022	3,305,000	3,311,742
Sirius XM Radio, Inc.:
3.88%, 8/1/2022 (a) (e)	530,000	534,134
5.38%, 7/15/2026 (a)	1,325,000	1,376,344
Six Flags Entertainment Corp. 4.88%, 7/31/2024 (a)	2,115,000	2,125,363
Smithfield Foods, Inc. 4.25%, 2/1/2027 (a)	1,620,000	1,657,325
Southern Co.:
1.85%, 7/1/2019	635,000	632,282
2.45%, 9/1/2018	2,505,000	2,521,884
Spectrum Brands, Inc. 6.63%, 11/15/2022	1,197,000	1,253,858
Station Casinos LLC 7.50%, 3/1/2021	755,000	784,256
Sysco Corp. 3.25%, 7/15/2027	1,685,000	1,665,201
Tempur Sealy International, Inc. 5.63%, 10/15/2023	775,000	804,063
Thermo Fisher Scientific, Inc. 3.30%, 2/15/2022	1,875,000	1,933,612
Transocean Proteus, Ltd. 6.25%, 12/1/2024 (a)	788,500	804,270
TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a)	375,000	400,313
Tribune Media Co. 5.88%, 7/15/2022	695,000	728,742
Universal Health Services, Inc. 4.75%, 8/1/2022 (a)	1,375,000	1,421,406
Valeant Pharmaceuticals International, Inc. 6.50%, 3/15/2022 (a)	1,260,000	1,319,850
Valero Energy Corp. 6.63%, 6/15/2037	1,025,000	1,264,850
Verizon Communications, Inc. 3.50%, 11/1/2024	1,510,000	1,524,103
Waste Management, Inc. 3.13%, 3/1/2025	2,347,000	2,375,164
WellCare Health Plans, Inc. 5.25%, 4/1/2025	1,235,000	1,296,750

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Wells Fargo & Co.:
3.07%, 1/24/2023	$1,650,000	$1,670,361
Series MTN, 3 Month USD LIBOR + 1.31%, 3.58%, 5/22/2028 (c)	1,675,000	1,695,033
Williams Partners L.P. 3.75%, 6/15/2027	1,650,000	1,638,549
Williams Partners L.P./ACMP Finance Corp. 4.88%, 3/15/2024	1,225,000	1,279,917

		210,784,009

TOTAL CORPORATE BONDS & NOTES (Cost $417,224,217)		423,864,241

FOREIGN GOVERNMENT OBLIGATIONS — 3.0%
ARGENTINA — 0.3%
Argentine Republic Government International Bond 6.88%, 1/26/2027	6,400,000	6,630,400
Provincia de Buenos Aires 7.88%, 6/15/2027 (a)	2,800,000	2,898,840

		9,529,240

BRAZIL — 0.2%
Brazilian Government International Bond 5.63%, 1/7/2041	5,500,000	5,293,750

CHILE — 0.3%
Chile Government International Bond:
3.13%, 3/27/2025	200,000	204,372
3.13%, 1/21/2026	7,300,000	7,445,197
3.86%, 6/21/2047	1,000,000	1,005,530

		8,655,099

COSTA RICA — 0.1%
Costa Rica Government International Bond Series REGS, 10.00%, 8/1/2020	2,905,000	3,391,588

DOMINICAN REPUBLIC — 0.3%
Dominican Republic International Bond:
5.95%, 1/25/2027 (a)	6,500,000	6,792,500
Series REGS, 5.50%, 1/27/2025	1,000,000	1,032,500
Series REGS, 6.85%, 1/27/2045	2,400,000	2,556,000

		10,381,000

GUATEMALA — 0.1%
Guatemala Government Bond:
Series REGS, 4.50%, 5/3/2026	3,300,000	3,334,947
Series REGS, 4.88%, 2/13/2028	1,000,000	1,027,500

		4,362,447

INDIA — 0.0% (d)
Export-Import Bank of India Series EMTN, 4.00%, 1/14/2023	1,300,000	1,351,653

INDONESIA — 0.3%
Indonesia Government International Bond 4.35%, 1/8/2027 (a)	500,000	521,410

Perusahaan Penerbit SBSN Indonesia III Series REGS, 4.15%, 3/29/2027 (a)	8,000,000	8,120,000

		8,641,410

ISRAEL — 0.1%
Israel Government International Bond 2.88%, 3/16/2026	3,000,000	2,983,620

MALAYSIA — 0.1%
Malaysia Sovereign Sukuk Bhd Series REGS, 3.04%, 4/22/2025	1,700,000	1,697,280

MEXICO — 0.4%
Mexico Government International Bond:
4.13%, 1/21/2026	5,200,000	5,408,052
4.15%, 3/28/2027	4,100,000	4,246,206
Series MTN, 4.75%, 3/8/2044	3,000,000	3,003,570

		12,657,828

PANAMA — 0.3%
Panama Government International Bond:
3.88%, 3/17/2028	5,000,000	5,125,550
4.30%, 4/29/2053	3,500,000	3,434,795
4.50%, 5/15/2047	2,500,000	2,535,975

		11,096,320

PERU — 0.0% (d)
Fondo MIVIVIENDA SA 3.50%, 1/31/2023 (a)	800,000	809,600

PHILIPPINES — 0.2%
Philippine Government International Bond:
3.70%, 2/2/2042	3,000,000	3,028,800
4.20%, 1/21/2024	4,900,000	5,358,640

		8,387,440

POLAND — 0.0% (d)
Poland Government International Bond 5.13%, 4/21/2021	1,100,000	1,210,594

QATAR — 0.1%
Qatar Government International Bond Series REGS, 2.38%, 6/2/2021	3,000,000	2,926,152

SOUTH KOREA — 0.2%
Korea Development Bank:
2.00%, 9/12/2026	800,000	730,528
3.00%, 1/13/2026	200,000	198,656
Korea International Bond 2.75%, 1/19/2027	6,500,000	6,381,115

		7,310,299

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $99,025,292)		100,685,320

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

SENIOR FLOATING RATE LOANS — 6.2% (f)
AUTO COMPONENTS — 0.1%
CH Hold Corp.:
Senior Secured 1st Lien Term Loan, 4.23%, 2/1/2024	$136,023	$136,732
Federal-Mogul Holdings Corp. Senior Secured Term Loan C, 4.81%, 4/15/2021	3,230,084	3,243,537

		3,380,269

AUTOMOBILES — 0.0% (d)
American Axle & Manufacturing, Inc. Senior Secured Term Loan B, 3.47%, 4/6/2024	1,306,800	1,295,757

BUILDING PRODUCTS — 0.0% (d)
Jeld-Wen, Inc. Senior Secured Term Loan B, 4.30%, 7/1/2022	1,113,939	1,124,383

CHEMICALS — 0.3%
Alpha 3 B.V. Senior Secured Term Loan B1, 4.30%, 1/31/2024	250,000	250,899
Avantor Performance Materials Holdings, Inc. Senior Secured 1st Lien Term Loan, 5.23%, 3/10/2024	4,004,963	4,018,319
Kraton Polymers LLC Senior Secured Term Loan B, 5.23%, 1/6/2022	3,888,433	3,930,855

		8,200,073

COMMERCIAL SERVICES & SUPPLIES — 0.1%
Prime Security Services Borrower LLC Senior Secured 1st Lien Term Loan, 3.97%, 5/2/2022	3,985,013	3,990,631

COMMUNICATIONS EQUIPMENT — 0.0% (d)
Digicel International Finance, Ltd. Senior Secured Term Loan B, 4.94%, 5/28/2024	180,000	181,435

COMPUTERS & PERIPHERALS — 0.1%
Tempo Acquisition LLC Senior Secured Term Loan, 4.06%, 5/1/2024	1,890,000	1,896,643
Western Digital Corp. Senior Secured Term Loan B, 3.98%, 4/29/2023	601,799	605,374

		2,502,017

CONSTRUCTION & ENGINEERING — 0.1%
Brand Energy & Infrastructure Services, Inc. Senior Secured Term Loan, 5.49%, 6/21/2024	4,285,000	4,286,328

CONTAINERS & PACKAGING — 0.3%
Berry Plastics Holding Corp. Senior Secured Term Loan I, 3.73%, 10/1/2022	3,604,984	3,612,753

BWAY Holding Co. Senior Secured Term Loan B, 4.33%, 4/3/2024	550,000	550,638
Reynolds Group Holdings, Inc. Senior Secured Term Loan, 4.23%, 2/5/2023	4,074,121	4,083,858

		8,247,249

DISTRIBUTORS — 0.0% (d)
American Tire Distributors Holdings, Inc. Senior Secured Term Loan, 5.48%, 9/1/2021	466,901	469,966

DIVERSIFIED FINANCIAL SERVICES — 0.1%
AlixPartners LLP Senior Secured Term Loan B, 4.30%, 4/4/2024	2,004,975	2,016,253

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
CenturyLink, Inc. Senior Secured Term Loan B, 1.38%, 1/31/2025	3,440,000	3,405,841
Telesat Canada Senior Secured Term Loan B4, 4.30%, 11/17/2023	3,981,343	4,009,790

		7,415,631

ELECTRIC UTILITIES — 0.1%
EFS Cogen Holdings I LLC Senior Secured Term Loan B, 4.80%, 6/28/2023	3,941,279	3,963,803

ELECTRICAL EQUIPMENT — 0.1%
Gates Global LLC Senior Secured USD Term Loan B, 3.25%, 4/1/2024	2,150,000	2,152,569

ENERGY EQUIPMENT & SERVICES — 0.0% (d)
Fairmount Minerals, Ltd. Senior Secured Term Loan B2, 4.80%, 9/5/2019	701,437	664,085

FOOD & STAPLES RETAILING — 0.2%
Albertsons LLC Senior Secured Term Loan B4, 3.98%, 8/25/2021	3,636,548	3,596,327
BJ’s Wholesale Club, Inc. Senior Secured 1st Lien Term Loan, 4.97%, 2/3/2024	3,230,000	3,138,478

		6,734,805

FOOD PRODUCTS — 0.1%
Candy Intermediate Holdings, Inc. Senior Secured Refi Term Loan B, 5.80%, 6/15/2023	1,456,526	1,401,003
CSM Bakery Solutions LLC Senior Secured 1st Lien Term Loan, 5.15%, 7/3/2020	1,490,895	1,421,009

		2,822,012

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Air Methods Corp. Senior Secured Term Loan B, 4.80%, 4/21/2024	$2,630,701	$2,606,591

HEALTH CARE PROVIDERS & SERVICES — 0.7%
Change Healthcare Holdings, Inc. Senior Secured Term Loan B, 3.98%, 3/1/2024	4,084,763	4,090,420
CHG Healthcare Services, Inc. Senior Secured Term Loan B, 4.42%, 6/7/2023	1,955,051	1,976,233
Community Health Systems, Inc. Senior Secured Term Loan G, 3.95%, 12/31/2019	3,441,448	3,440,123
Envision Healthcare Corp. Senior Secured Term Loan B, 4.30%, 12/1/2023	4,051,451	4,076,772
HCA, Inc. Senior Secured Term Loan B8, 3.48%, 2/15/2024	497,503	500,573
Select Medical Corp. Senior Secured Term Loan B, 4.65%, 3/6/2024	3,381,525	3,413,261
Surgery Center Holdings, Inc. Senior Secured 2017 Term Loan B, 3.50%, 6/6/2024	1,225,000	1,231,131
Team Health Holdings, Inc. Senior Secured 1st Lien Term Loan, 3.98%, 2/6/2024	3,975,038	3,948,345
U.S. Renal Care, Inc. Senior Secured Term Loan B, 5.55%, 12/31/2022	8,927	8,656

		22,685,514

HOTELS, RESTAURANTS & LEISURE — 0.5%
1011778 BC ULC Senior Secured Term Loan B3, 3.55%, 2/16/2024	3,826,510	3,820,541
CityCenter Holdings LLC Senior Secured Term Loan B, 3.72%, 4/18/2024	2,211,841	2,217,824
Eldorado Resorts LLC Senior Secured Term Loan B, 3.38%, 4/17/2024	2,134,650	2,119,974
LTF Merger Sub, Inc. Senior Secured Term Loan B, 4.23%, 6/10/2022	4,086,628	4,097,274
MGM Growth Prop. Operating Partnership L.P. Senior Secured Term Loan B, 3.48%, 4/25/2023	3,929,296	3,940,848
Mohegan Tribal Gaming Authority Senior Secured Term Loan B, 5.23%, 10/13/2023	542,275	548,969
Scientific Games International, Inc. Senior Secured Term Loan B3, 5.08%, 10/1/2021	533,854	539,750

Travel Leaders Group LLC Senior Secured 1st Lien Term Loan, 6.48%, 1/25/2024	588,525	591,836

		17,877,016

HOUSEHOLD PRODUCTS — 0.0% (d)
KIK Custom Products, Inc. Senior Secured Term Loan B, 5.79%, 8/26/2022	1,040,682	1,052,171

INSURANCE — 0.1%
Acrisure LLC Senior Secured 2016 Term Loan B, 6.30%, 11/22/2023	1,880,288	1,901,826
Lonestar Intermediate Super Holdings LLC Senior Secured PIK Term Loan B, 5.11%, 8/31/2021	800,000	826,252
York Risk Services Holding Corp. Senior Secured Term Loan B, 4.98%, 10/1/2021	1,012,352	992,612

		3,720,690

INTERNET SOFTWARE & SERVICES — 0.0% (d)
Sabre GLBL, Inc. Senior Secured Term Loan B, 3.98%, 2/22/2024	343,275	345,940

IT SERVICES — 0.2%
First Data Corp. Senior Secured 2017 Term Loan, 3.72%, 4/26/2024	2,009,541	2,011,691
Optiv Security, Inc. Senior Secured 1st Lien Term Loan, 4.44%, 2/1/2024	1,634,132	1,607,578
TKC Holdings, Inc. Senior Secured Term Loan, 5.31%, 2/1/2023	4,119,675	4,118,398

		7,737,667

LIFE SCIENCES TOOLS & SERVICES — 0.1%
Jaguar Holding Co. II Senior Secured 2017 Term Loan, 3.98%, 8/18/2022	3,929,395	3,935,721

MACHINERY — 0.0% (d)
Clark Equipment Co. Senior Secured 2017 Term Loan B, 3.93%, 5/18/2024	179,550	180,313
Milacron LLC Senior Secured Amended Term Loan B, 4.23%, 9/28/2023	348,250	349,448

		529,761

MEDIA — 0.5%
CSC Holdings LLC Senior Secured 2017 1st Lien Term Loan, 3.46%, 7/17/2025	3,951,772	3,929,543
Mission Broadcasting, Inc. Senior Secured Term Loan B2, 4.24%, 1/17/2024	135,825	136,287

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Nexstar Broadcasting, Inc. Senior Secured Term Loan B, 4.24%, 1/17/2024	$1,410,811	$1,415,601
Rentpath, Inc. Senior Secured 1st Lien Term Loan, 6.48%, 12/17/2021	864,485	863,768
Tribune Media Co.:
Senior Secured Term Loan, 4.23%, 12/27/2020	88,561	89,005
Senior Secured Term Loan C, 4.23%, 1/27/2024	4,046,429	4,066,155
WideOpenWest Finance LLC Senior Secured Term Loan B, 3.25%, 8/16/2023	2,410,000	2,410,831
WMG Acquisition Corp. Senior Secured Term Loan D, 3.72%, 11/1/2023	3,950,000	3,955,550

		16,866,740

OIL, GAS & CONSUMABLE FUELS — 0.1%
Peabody Energy Corp. Senior Secured Exit Term Loan, 5.73%, 3/31/2022	4,004,963	4,004,462

PERSONAL PRODUCTS — 0.1%
NBTY, Inc. Senior Secured Term Loan B, 4.80%, 5/5/2023	3,998,713	4,008,010
Revlon Consumer Products Corp. Senior Secured Term Loan B, 4.73%, 9/7/2023	525,347	491,594

		4,499,604

PHARMACEUTICALS — 0.2%
Grifols Worldwide Operations USA, Inc. Senior Secured Term Loan, 3.44%, 1/31/2025	3,940,125	3,949,030
Mallinckrodt International Finance S.A. Senior Secured Term Loan B, 4.05%, 9/24/2024	937,650	936,478

		4,885,508

REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.1%
Capital Automotive L.P.:
Senior Secured 2017 1st Lien Term Loan, 4.22%, 3/24/2024	2,580,000	2,602,898
Senior Secured 2nd Lien Term Loan, 7.22%, 3/24/2025	415,000	422,781

		3,025,679

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Lightstone Generation LLC:
Senior Secured Term Loan B, 5.72%, 1/30/2024	3,871,348	3,780,720
Senior Secured Term Loan C, 5.73%, 1/30/2024	239,434	233,829

		4,014,549

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.1%
Lumileds Holding B.V. Senior Secured Term Loan B, Zero Coupon, 2/27/2024	2,750,000	2,792,969

SOFTWARE — 0.8%
Almonde, Inc. Senior Secured 1st Lien Term Loan, 4.74%, 6/13/2024	3,940,000	3,945,142
Cision US Inc. Senior Secured Term Loan B, 7.23%, 6/16/2023	3,946,471	3,974,846
Kronos, Inc. Senior Secured 2017 Term Loan B, 4.68%, 11/1/2023	3,989,975	4,021,835
MA FinanceCo. LLC Senior Secured USD Term Loan B3, 3.96%, 4/26/2024	104,472	104,786
Mitchell International, Inc. Senior Secured 2nd Lien Term Loan, 8.67%, 10/11/2021	280,000	282,975
RP Crown Parent LLC Senior Secured Term Loan B, 4.73%, 10/12/2023	825,850	832,415
Seattle Spinco, Inc. Senior Secured USD Term Loan B3, 4.03%, 4/19/2024	705,528	707,644
SkillSoft Corp. Senior Secured 1st Lien Term Loan, 5.98%, 4/28/2021	306,701	290,655
SolarWinds Holdings, Inc. Senior Secured Term Loan, 4.73%, 2/5/2023	4,084,738	4,098,790
Solera Holdings, Inc. Senior Secured Term Loan B, 4.48%, 3/3/2023	4,042,446	4,060,900
Sophia L.P. Senior Secured Term Loan B, 4.55%, 9/30/2022	4,090,827	4,085,713

		26,405,701

SPECIALTY RETAIL — 0.3%
Jo-Ann Stores, Inc. Senior Secured Term Loan, 6.39%, 10/20/2023	950,225	947,650
Leslies Poolmart, Inc. Senior Secured Term Loan, 4.87%, 8/16/2023	4,095,791	4,115,001
Party City Holdings, Inc. Senior Secured Term Loan, 4.30%, 8/19/2022	3,892,742	3,902,474

		8,965,125

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.3%
Dell, Inc. Senior Secured Term Loan B, 3.73%, 9/7/2023	4,083,311	4,102,870

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Quest Software US Holdings, Inc. Senior Secured Term Loan B, 7.23%, 10/31/2022	$3,930,126	$3,996,938

		8,099,808

TRADING COMPANIES & DISTRIBUTORS — 0.1%
Avolon TLB Borrower 1 (Luxembourg) S.A.R.L. Senior Secured Term Loan B2, 3.96%, 3/20/2022	635,000	639,867
Univar, Inc. Senior Secured Term Loan B, 3.98%, 7/1/2022	4,075,264	4,084,494

		4,724,361

TOTAL SENIOR FLOATING RATE LOANS (Cost $208,336,300)		208,222,843

COMMERCIAL MORTGAGE BACKED SECURITIES — 6.3%
A10 Securitization LLC:
Series 2016-1, Class 2A3, CMO, 3.00%, 12/20/2030 (a) (c)	3,300,981	3,305,364
Series 2016-1, Class A1, 2.42%, 3/15/2035 (a)	1,657,191	1,649,754
Ajax Mortgage Loan Trust Series 2015-B, Class A, 3.88%, 7/25/2060 (a) (b)	6,271,955	6,264,472
Alternative Loan Trust:
Series 2005-79CB, Class A4, 5.50%, 1/25/2036	9,979,719	8,426,597
Series 2006-24CB, Class A9, 6.00%, 6/25/2036	5,150,408	4,344,529
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class XA, IO, 0.50%, 4/14/2033 (a) (c)	30,000,000	831,936
Banc of America Alternative Loan Trust Series 2005-9, Class 1CB2, CMO, 5.50%, 10/25/2035	6,090,308	6,019,879
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class C, 4.51%, 9/15/2048 (c)	945,000	962,955
Banc of America Funding Trust:
Series 2006-8T2, Class A4, 5.83%, 10/25/2036 (b)	5,505,221	5,207,104
Series 2007-5, Class CA1, 6.00%, 7/25/2037	7,264,828	6,447,975
BBCMS Trust Series 2015-STP, Class D, 4.43%, 9/10/2028 (a) (c)	1,750,000	1,769,301
BXHTL Mortgage Trust Series 2015-JWRZ, Class A, 1 Month USD LIBOR + 1.23%, 2.39%, 5/15/2029 (a) (c)	1,500,000	1,501,882
CD Mortgage Trust Series 2007-CD5, Class AJA, 6.51%, 11/15/2044 (c)	800,000	808,347

CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class XA, IO, 1.24%, 1/10/2048 (c)	24,877,053	1,802,372
Series 2016-C4, Class XA, IO, 1.92%, 5/10/2058 (c)	19,749,292	2,242,501
CHL Mortgage PassThrough Trust:
Series 2005-J2, Class 3A14, 5.50%, 8/25/2035	1,543,654	1,342,797
Series 2007-12, Class A9, CMO, 5.75%, 8/25/2037	5,345,886	4,839,904
Citigroup Commercial Mortgage Trust:
Series 2007-C6, Class AMFX, 5.87%, 12/10/2049 (a) (c)	750,000	750,501
Series 2015-GC27, Class D, 4.58%, 2/10/2048 (a) (c)	943,700	769,116
Series 2015-GC31, Class C, 4.20%, 6/10/2048 (c)	1,500,000	1,450,803
Series 2015-GC33, Class C, 4.72%, 9/10/2058 (c)	1,500,000	1,529,475
Series 2015-GC35, Class C, 4.65%, 11/10/2048 (c)	1,435,000	1,423,506
Series 2016-GC36, Class XA, IO, 1.50%, 2/10/2049 (c)	22,044,407	1,886,854
Citigroup Mortgage Loan Trust Series 2007-AR5, Class 1A2A, 3.35%, 4/25/2037 (c)	3,444,342	3,002,817
CitiMortgage Alternative Loan Trust:
Series 2006-A7, Class 1A8, CMO, 5.75%, 12/25/2036	5,714,667	5,028,692
Series 2007-A1, Class 1A7, 6.00%, 1/25/2037	10,024,793	9,232,512
Colony Mortgage Capital, Ltd. Series 2015-FL3, Class A, 1 Month USD LIBOR + 1.95%, 2.94%, 9/5/2032 (a) (c)	295,107	295,638
COMM Mortgage Trust:
Series 2015-CR22, Class D, 4.26%, 3/10/2048 (a) (c)	1,500,000	1,232,726
Series 2015-CR22, Class XA, IO, 1.14%, 3/10/2048 (c)	10,764,979	555,133
Series 2015-CR23, Class D, 4.40%, 5/10/2048 (c)	900,000	736,751
Series 2015-CR26, Class B, 4.64%, 10/10/2048 (c)	1,600,000	1,702,816
Series 2015-CR26, Class XA, IO, 1.20%, 10/10/2048 (c)	22,655,906	1,408,810
Series 2015-DC1, Class D, 4.50%, 2/10/2048 (a) (c)	750,000	589,552
Series 2015-DC1, Class XA, IO, 1.31%, 2/10/2048 (c)	9,114,679	539,157
Series 2015-LC19, Class D, 2.87%, 2/10/2048 (a)	1,200,000	966,412
Series 2015-LC21, Class C, 4.46%, 7/10/2048 (c)	968,000	923,683
Series 2016-CR28, Class C, 4.80%, 2/10/2049 (c)	2,235,000	2,289,601
Series 2016-DC2, Class C, 4.80%, 2/10/2049 (c)	1,329,000	1,305,809

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Series 2016-DC2, Class XA, IO, 1.22%, 2/10/2049 (c)	$19,827,653	$1,332,212
Commercial Mortgage Trust Series 2007-GG11, Class AJ, 6.30%, 12/10/2049 (c)	3,000,000	3,023,075
Countrywide Commercial Mortgage Trust Series 2007-MF1, Class A, 6.48%, 11/12/2043 (a) (c)	239,626	239,926
Credit Suisse Commercial Mortgage Trust:
Series 2007-C4, Class A1AM, 6.25%, 9/15/2039 (c)	392,690	392,318
Series 2007-C5, Class A4, 5.70%, 9/15/2040 (c)	670,471	669,813
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class AS, 3.85%, 6/15/2057 (c)	900,000	926,676
Series 2015-C4, Class XA, IO, 1.09%, 11/15/2048 (c)	36,233,654	2,058,941
CSMC MortgageBacked Trust Series 2006-7, Class 7A7, 6.00%, 8/25/2036	3,293,491	3,173,554
GE Commercial Mortgage Corp. Trust Series 2007-C1, Class AM, 5.61%, 12/10/2049 (c)	2,109,000	2,127,504
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA, IO, 1.73%, 2/10/2046 (c)	15,156,936	1,020,241
GS Mortgage Securities Trust:
Series 2014-GC20, Class XA, IO, 1.17%, 4/10/2047 (c)	48,819,760	2,565,503
Series 2014-GC24, Class XA, IO, 0.98%, 9/10/2047 (c)	32,117,207	1,392,185
Series 2015-GC32, Class XA, IO, 1.02%, 7/10/2048 (c)	26,385,147	1,310,577
Series 2015-GC34, Class XA, IO, 1.52%, 10/10/2048 (c)	17,317,518	1,452,154
Series 2015-GS1, Class XA, IO, 0.98%, 11/10/2048 (c)	26,981,100	1,472,798
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9, Class AM, 5.37%, 5/15/2047	879,292	878,638
Series 2007-C1, Class AM, 6.26%, 2/15/2051 (c)	2,108,000	2,118,846
Series 2007-CB20, Class AJ, 6.43%, 2/12/2051 (c)	1,500,000	1,509,375
Series 2007-LD11, Class AM, 6.10%, 6/15/2049 (c)	1,617,137	1,655,528
Series 2007-LD12, Class AM, 6.26%, 2/15/2051 (c)	717,513	727,503
Series 2008-C2, Class A4, 6.07%, 2/12/2051	1,630,929	1,636,647
Series 2012-C8, Class B, 3.98%, 10/15/2045 (a) (c)	1,775,000	1,840,884
Series 2015-JP1, Class XA, IO, 1.30%, 1/15/2049 (c)	23,092,395	1,303,667

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25, Class XA, IO, 1.14%, 11/15/2047 (c)	6,399,389	321,357
Series 2014-C26, Class C, 4.57%, 1/15/2048 (c)	1,500,000	1,502,445
Series 2015-C27, Class XA, IO, 1.50%, 2/15/2048 (c)	7,815,646	522,792
Series 2015-C28, Class XA, IO, 1.33%, 10/15/2048 (c)	11,842,812	677,216
Series 2015-C30, Class XA, IO, 0.84%, 7/15/2048 (c)	30,665,743	1,067,459
Series 2015-C32, Class C, 4.82%, 11/15/2048 (c)	1,300,000	1,248,566
Series 2015-C33, Class C, 4.77%, 12/15/2048 (c)	1,739,000	1,792,787
Series 2016-C1, Class C, 4.91%, 3/15/2049 (c)	2,180,000	2,266,437
JPMDB Commercial Mortgage Securities Trust Series 2016-C2, Class XA, IO, 1.86%, 6/15/2049 (c)	22,007,995	2,150,480
LBUBS Commercial Mortgage Trust Series 2007-C7, Class AJ, 6.50%, 9/15/2045 (c)	1,615,000	1,633,828
Merrill Lynch Mortgage Trust:
Series 2006-C1, Class AJ, 5.75%, 5/12/2039 (c)	270,232	269,997
Series 2007-C1, Class AM, 6.02%, 6/12/2050 (c)	2,180,000	2,188,175
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C12, Class XA, IO, 1.06%, 10/15/2046 (c)	18,855,954	582,651
Series 2013-C7, Class XA, IO, 1.63%, 2/15/2046 (c)	17,022,137	984,477
Series 2015-C20, Class A4, 3.25%, 2/15/2048	355,000	359,150
Series 2015-C20, Class C, 4.61%, 2/15/2048 (c)	500,000	494,475
Series 2015-C25, Class C, 4.68%, 10/15/2048 (c)	1,700,000	1,745,866
Series 2015-C27, Class C, 4.69%, 12/15/2047 (c)	1,219,000	1,172,880
Series 2015-C27, Class D, 3.24%, 12/15/2047 (a) (c)	1,750,000	1,273,945
Series 2016-C28, Class XA, IO, 1.44%, 1/15/2049 (c)	24,159,983	1,945,847
Morgan Stanley Capital I Trust:
Series 2015-UBS8, Class XA, IO, 1.12%, 12/15/2048 (c)	26,067,246	1,610,184
Series 2015-XLF1, Class D, 1 Month USD LIBOR + 3.00%, 4.14%, 8/14/2031 (a) (c)	750,000	750,706
RALI Trust Series 2004-QS7, Class A4, 5.50%, 5/25/2034	1,696,543	1,721,363

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3, 3.20%, 9/25/2036 (c)	$1,700,956	$1,499,640
VSD LLC 3.60%, 12/25/2043	3,780,845	3,782,323
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/2048 (c)	719,236	722,490
Series 2007-C33, Class AJ, 6.17%, 2/15/2051 (c)	4,866,000	4,952,834
Series 2007-C33, Class AM, 6.17%, 2/15/2051 (c)	1,550,000	1,548,537
Series 2007-C34, Class A3, 5.68%, 5/15/2046	74,455	74,396
Washington Mutual Mortgage PassThrough Certificates WMALT Trust:
Series 2005-8, Class 2CB1, 5.50%, 10/25/2035	2,792,477	2,721,057
Series 2006-5, Class 3A2, 6.00%, 7/25/2036 (b)	3,423,813	1,560,774
Waterfall Commercial Mortgage Trust Series 2015-SBC5, Class A, 4.10%, 9/14/2022 (a) (c)	10,862,587	10,875,233
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC16, Class D, 3.94%, 8/15/2050 (a)	920,000	743,584
Series 2015-C26, Class D, 3.59%, 2/15/2048 (a)	900,000	671,946
Series 2015-C26, Class XA, IO, 1.44%, 2/15/2048 (c)	8,993,330	652,751
Series 2015-C27, Class C, 3.89%, 2/15/2048	750,000	695,836
Series 2015-C28, Class C, 4.27%, 5/15/2048 (c)	1,500,000	1,416,484
Series 2015-LC20, Class XA, IO, 1.53%, 4/15/2050 (c)	7,864,911	569,191
Series 2015-NXS1, Class XA, IO, 1.32%, 5/15/2048 (c)	9,819,795	611,435
Series 2015-NXS2, Class XA, IO, 0.93%, 7/15/2058 (c)	29,592,807	1,219,641
Series 2015-NXS3, Class C, 4.64%, 9/15/2057 (c)	1,600,000	1,535,330
Series 2015-P2, Class A4, 3.81%, 12/15/2048	1,568,000	1,644,362
Series 2015-P2, Class XA, IO, 1.17%, 12/15/2048 (c)	22,040,792	1,324,334
Series 2016-C32, Class C, 4.88%, 1/15/2059 (c)	1,581,000	1,508,790
Series 2016-C33, Class XA, IO, 1.97%, 3/15/2059 (c)	15,486,363	1,679,730
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR4, Class A1, CMO, 3.28%, 8/25/2037 (c)	8,736,595	8,383,658

WFRBS Commercial Mortgage Trust:
Series 2014-C19, Class XA, IO, 1.37%, 3/15/2047 (c)	10,360,386	551,518
Series 2014-C21, Class XA, IO, 1.30%, 8/15/2047 (c)	19,373,932	1,087,602

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $216,605,991)		210,533,157

MORTGAGE-BACKED SECURITIES — 3.4%
Alternative Loan Trust Series 2006-43CB, Class 1A12, CMO, 5.75%, 2/25/2037	4,563,956	3,882,218
BANK 2017-BNK4 Series 2017-BNK4, Class XA, IO, 1.62%, 5/15/2050 (c)	30,778,951	3,154,504
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW17, Class A4, 5.69%, 6/11/2050 (c)	613,939	616,280
Series 2007-PW18, Class A4, 5.70%, 6/11/2050	2,060,764	2,070,714
CD Mortgage Trust Series 2017-CD4, Class XA, IO, 1.49%, 5/10/2050 (c)	17,025,441	1,590,959
CFCRE Commercial Mortgage Trust Series 2017-C8, Class XA, IO, 1.68%, 6/15/2050 (c)	28,399,000	3,306,226
Citigroup Commercial Mortgage Trust:
Series 2007-C6, Class AM, 5.87%, 12/10/2049 (c)	800,000	800,534
Series 2008-C7, Class AM, 6.39%, 12/10/2049 (c)	2,836,000	2,878,540
Series 2010-RR2, Class JA4B, 6.07%, 2/19/2051 (a) (c)	912,000	918,237
Series 2016-P4, Class A4, 2.90%, 7/10/2049	2,023,000	1,984,179
Series 2016-P6, Class A5, 3.72%, 12/10/2049 (c)	2,558,000	2,669,478
CLNS Trust Series 2017-IKPR, Class D, 1 Month LIBOR, 3.05%, 6/11/2032 (a)	3,338,000	3,348,386
Cold Storage Trust:
Series 2017-ICE3, Class A, 1 Month LIBOR + 1.000%, 2.16%, 4/15/2036 (a) (c)	1,965,000	1,967,434
Series 2017-ICE3, Class C, 1 Month LIBOR + 1.350%, 2.51%, 4/15/2036 (a) (c)	2,397,000	2,401,462
COMM Mortgage Trust Series 2013-CR12, Class XA, IO, 1.50%, 10/10/2046 (c)	33,413,194	1,892,988
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87%, 12/10/2049 (c)	225,000	225,606

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Credit Suisse Commercial Mortgage Trust Series 2008-C1, Class AM, 6.52%, 2/15/2041 (a) (c)	$1,700,000	$1,718,963
GS Mortgage Securities Trust:
Series 2013-GC14, Class A2, 3.00%, 8/10/2046	2,865,000	2,896,486
Series 2016-GS3, Class XA, IO, 1.41%, 10/10/2049 (c)	32,841,066	2,836,838
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2007-LDPX, Class AM, 5.46%, 1/15/2049 (c)	998,636	997,916
Series 2016-ASH, Class B, 1 Month USD LIBOR + 2.15%, 3.14%, 10/15/2034 (a) (c)	2,044,000	2,055,737
Series 2016-ASH, Class C, 1 Month USD LIBOR + 2.75%, 3.74%, 10/15/2034 (a) (c)	1,154,000	1,162,990
Series 2016-JP2, Class XA, IO, 2.01%, 8/15/2049 (c)	20,027,638	2,585,548
Series 2016-WIKI, Class E, 4.14%, 10/5/2031 (a) (c)	3,160,000	3,146,533
Series 2016-WPT, Class E, 1 Month USD LIBOR + 5.00%, 6.16%, 10/15/2033 (a) (c)	1,288,000	1,308,849
LSTAR Commercial Mortgage Trust Series 2017-5, Class X, IO, 1.39%, 3/10/2050 (a) (c)	53,973,249	2,990,118
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2016-C30, Class XA, IO, 1.60%, 9/15/2049 (c)	28,686,157	2,853,728
Series 2016-C31, Class C, 4.47%, 11/15/2049 (c)	3,358,000	3,339,632
Series 2016-C32, Class A4, 3.72%, 12/15/2049	2,665,000	2,780,101
Morgan Stanley Capital I Trust Series 2016-UB12, Class XA, IO, 0.97%, 12/15/2049 (c)	57,941,501	3,085,037
PFP, Ltd.:
Series 2017-3, Class A, 1 Month LIBOR + 1.05%, 2.22%, 1/14/2035 (a) (c)	1,503,000	1,505,813
Series 2017-3, Class AS, 1 Month LIBOR + 1.30%, 2.47%, 1/14/2035 (a) (c)	1,253,000	1,255,225
Series 2017-3, Class B, 1 Month LIBOR + 1.75%, 2.92%, 1/14/2035 (a) (c)	720,000	723,143
Series 2017-3, Class C, 1 Month LIBOR + 2.50%, 3.67%, 1/14/2035 (a) (c)	752,000	756,222
RAIT Trust Series 2016-FL6, Class A, 1 Month USD LIBOR + 1.45%, 2.44%, 11/13/2031 (a) (c)	516,993	519,164

Rosslyn Portfolio Trust:
Series 2017-ROSS, Class A, 1 Month LIBOR + 0.95%, 2.11%, 6/15/2033 (a) (c)	1,686,000	1,685,966
Series 2017-ROSS, Class B, 1 Month LIBOR + 1.25%, 2.41%, 6/15/2033 (a) (c)	1,686,000	1,685,968
Shellpoint Co-Originator Trust Series 2017-1, Class A4, CMO, 3.50%, 4/25/2047 (a) (c)	20,656,073	20,978,818
UBS Commercial Mortgage Trust Series 2017-C1, Class XA, IO, 1.62%, 6/15/2050 (c)	28,567,000	3,333,560
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C26, Class AM, 6.28%, 6/15/2045 (c)	1,932,000	1,946,677
Series 2007-C30, Class AJ, 5.41%, 12/15/2043 (c)	1,945,702	1,970,607
Waldorf Astoria Boca Raton Trust:
Series 2016-BOCA, Class B, 1 Month LIBOR + 2.05%, 3.21%, 6/15/2029 (a) (c)	1,536,000	1,543,615
Series 2016-BOCA, Class C, 1 Month LIBOR + 2.50%, 3.66%, 6/15/2029 (a) (c)	1,300,000	1,308,056
Wells Fargo Commercial Mortgage Trust:
Series 2016-LC24, Class XA, IO, 1.89%, 10/15/2049 (c)	16,619,234	1,886,363
Series 2017-C38, Class XA, IO, 1.24%, 7/15/2050 (c) (e)	39,232,092	3,190,236
Series 2017-RC1, Class XA, IO, 1.74%, 1/15/2060 (c)	25,695,446	2,753,198

TOTAL MORTGAGE-BACKED SECURITIES (Cost $116,556,849)		114,508,852

U.S. GOVERNMENT AGENCY OBLIGATIONS — 46.3%
Federal Home Loan Mortgage Corp.:
3.00%, 11/1/2042	19,569,274	19,637,753
3.00%, 6/15/2044	11,672,156	11,688,905
3.00%, 1/1/2045	3,168,622	3,170,008
3.00%, 2/1/2045	2,217,705	2,218,675
3.00%, 3/1/2045	2,328,595	2,329,613
3.00%, 4/1/2045	47,543,997	47,517,249
3.00%, 5/1/2045	8,199,153	8,202,739
3.00%, 7/1/2045	4,207,599	4,209,440
3.00%, 8/1/2045	22,042,141	22,051,781
3.00%, 10/1/2045	14,525,475	14,531,827
3.00%, 12/1/2045	28,383,867	28,396,280
3.00%, 1/1/2046	19,035,938	19,044,263
3.00%, 9/1/2046	28,597,823	28,557,212
3.50%, 2/1/2045	4,423,696	4,547,424
3.50%, 4/1/2045	35,768,293	36,768,707
3.50%, 6/1/2045	15,862,235	16,305,891
3.50%, 10/1/2045	17,853,921	18,353,282
3.50%, 2/1/2046	19,443,797	19,988,016
3.50%, 5/1/2046	61,820,119	63,550,423

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

4.50%, 6/1/2044	$2,914,351	$3,122,491
IO, 6.00% — 1 Month USD LIBOR, 4.84%, 5/15/2041 (c)	16,118,085	2,448,800
Series 3822, Class ZG, 4.00%, 2/15/2041	3,529,602	3,767,424
Series 3889, Class VZ, 4.00%, 7/15/2041	15,912,074	16,902,584
Series 3935, Class SJ, IO, 6.65% —1 Month USD LIBOR, 5.49%, 5/15/2041 (c)	3,731,400	439,143
Series 4165, Class ZT, 3.00%, 2/15/2043	15,250,667	14,008,152
Series 4215, Class KC, 2.25%, 3/15/2038	19,527,490	19,665,640
Series 4364, Class ZX, CMO, REMIC, 4.00%, 7/15/2044	38,246,725	41,013,738
Series 4434, Class LZ, 3.00%, 2/15/2045	3,217,243	3,019,606
Series 4444, Class CZ, 3.00%, 2/15/2045	11,796,559	10,966,862
Series 4447, Class A, 3.00%, 6/15/2041	2,386,378	2,438,043
Series 4447, Class Z, 3.00%, 3/15/2045	3,893,612	3,699,347
Series 4471, Class BA, 3.00%, 12/15/2041	7,821,956	7,901,315
Series 4471, Class GA, 3.00%, 2/15/2044	11,659,052	11,826,341
Series 4474, Class ZX, CMO, REMIC, 4.00%, 4/15/2045	11,247,230	12,129,805
Series 4481, Class B, 3.00%, 12/15/2042	7,938,979	8,012,281
Series 4483, Class CA, 3.00%, 6/15/2044	14,861,681	15,078,052
Series 4491, Class B, 3.00%, 8/15/2040	15,580,525	15,757,595
Series 4492, Class GZ, 3.50%, 7/15/2045	8,125,012	8,139,321
Series 4499, Class AB, 3.00%, 6/15/2042	15,909,255	16,080,765
Series 4504, Class CA, 3.00%, 4/15/2044	16,928,456	17,252,236
Series 4511, Class QA, 3.00%, 1/15/2041	14,210,781	14,425,635
Series 4511, Class QC, 3.00%, 12/15/2040	10,928,019	11,124,277
Series 4543, Class HG, 2.70%, 4/15/2044	20,766,656	20,772,412
Series 4582, Class HA, 3.00%, 9/15/2045	16,596,136	16,900,770
Series 4629, Class KA, CMO, REMIC, 3.00%, 3/15/2045	48,301,551	48,938,078
Series K053, Class A2, 3.00%, 12/25/2025	2,232,000	2,274,163
Federal National Mortgage Association:
2.50%, 1/1/2032	48,401,514	48,679,416
2.50%, 3/1/2032	29,405,671	29,574,789
2.50%, 9/1/2046	5,783,043	5,526,090

3.00%, 6/1/2036	17,966,326	18,232,698
3.00%, 4/1/2040	17,379,499	17,398,392
3.00%, 10/1/2041	37,793,098	37,766,779
3.00%, 3/1/2043	6,668,268	6,677,940
3.00%, 1/1/2045	2,398,705	2,386,651
3.00%, 3/1/2045	3,209,364	3,212,852
3.00%, 4/1/2045	13,220,208	13,153,468
3.00%, 7/1/2045	42,025,234	42,085,996
3.50%, 9/1/2034	3,339,598	3,479,638
3.50%, 12/1/2034	3,009,807	3,136,018
3.50%, 2/1/2035	1,960,487	2,037,677
3.50%, 1/1/2045	15,343,018	15,792,173
3.50%, 2/1/2045	6,059,533	6,227,533
3.50%, 6/1/2045	16,005,242	16,448,987
4.50%, 3/1/2044	3,665,482	3,933,035
4.50%, 6/1/2044	2,038,431	2,187,221
4.50%, 7/1/2044	2,106,763	2,260,541
4.50%, 2/1/2045	2,530,882	2,715,618
Series 2010-109, Class N, 3.00%, 10/25/2040	4,061,322	4,146,510
Series 2011-51, Class CI, CMO, IO, REMIC, 6.00% — 1 Month USD LIBOR, 4.78%, 6/25/2041 (c)	11,441,202	1,658,012
Series 2012-127, Class PA, 2.75%, 11/25/2042	5,008,508	4,973,951
Series 2012-151, Class SB, 6.00% — 1 Month USD LIBOR, 4.42%, 1/25/2043 (c)	1,253,284	1,071,753
Series 2013-114, Class HZ, CMO, REMIC, 3.00%, 11/25/2038	15,929,334	15,434,413
Series 2013-30, Class PS, 6.00% — 1 Month USD LIBOR, 4.42%, 4/25/2043 (c)	1,718,187	1,496,568
Series 2014-21, Class GZ, 3.00%, 4/25/2044	6,088,121	5,582,939
Series 2014-39, Class ZA, CMO, REMIC, 3.00%, 7/25/2044	8,752,411	8,527,926
Series 2015-42, Class CA, 3.00%, 3/25/2044	9,192,798	9,321,255
Series 2015-9, Class HA, 3.00%, 1/25/2045	15,691,047	16,011,477
Series 2015-95, Class AP, CMO, REMIC, 3.00%, 8/25/2042	20,034,930	20,372,512
Series 2016-21, Class BZ, CMO, REMIC, 3.00%, 4/25/2046	4,496,531	4,146,728
Series 2016-32, Class LA, CMO, REMIC, 3.00%, 10/25/2044	16,638,979	16,482,727
Series 2016-72, Class PA, CMO, REMIC, 3.00%, 7/25/2046	24,023,958	24,336,973
Series 2016-81, Class PA, CMO, REMIC, 3.00%, 2/25/2044	33,694,093	33,811,274
Series 2016-9, Class A, CMO, REMIC, 3.00%, 9/25/2043	12,027,360	12,201,182
Series 2016-92, Class A, CMO, REMIC, 3.00%, 4/25/2042	38,833,472	39,266,682
Series 2016-M3, Class A2, 2.70%, 2/25/2026	2,150,000	2,134,090
Series 2017-15, Class MA, CMO, REMIC, 3.00%, 2/25/2042	78,979,300	80,452,398

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Series 2017-18, Class A, CMO, REMIC, 3.00%, 8/25/2042	$97,963,815	$98,948,400
Series 2017-32, Class CA, CMO, REMIC, 3.00%, 10/25/2042	47,927,711	48,645,155
Series 2017-9, Class EA, CMO, REMIC, 3.00%, 10/25/2042	82,726,856	83,695,562
Government National Mortgage Association:
Series 2013-169, Class SE, IO, 6.05% — 1 Month USD LIBOR, 4.88%, 11/16/2043 (c)	3,741,403	522,610
Series 2013-34, Class PL, 3.00%, 3/20/2042	14,923,071	15,068,138
Series 2014-43, Class PS, IO, 6.18% — 1 Month USD LIBOR, 4.97%, 7/20/2042 (c)	11,034,913	1,476,470

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,567,433,343)		1,551,873,581

U.S. TREASURY OBLIGATIONS — 15.8%
Treasury Bonds:
3.00%, 11/15/2045	12,200,000	12,570,880
3.13%, 2/15/2043	28,190,000	29,795,421
Treasury Notes:
0.63%, 8/31/2017	31,000,000	30,980,159
1.00%, 3/15/2018	73,630,000	73,514,402
1.50%, 5/31/2020	88,500,000	88,383,176
1.63%, 5/15/2026	74,120,000	70,282,806
1.75%, 3/31/2022	88,560,000	88,117,200
2.13%, 1/31/2021	84,500,000	85,813,975
2.13%, 2/29/2024	50,200,000	50,262,249

TOTAL U.S. TREASURY OBLIGATIONS (Cost $529,855,798)		529,720,268

	Shares

SHORT-TERM INVESTMENT — 3.6%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.92% (g) (h) (Cost $119,660,357)	119,660,357	119,660,357

TOTAL INVESTMENTS — 99.5% (Cost $3,350,102,810)		3,335,131,848
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		16,893,692

NET ASSETS — 100.0%		$3,352,025,540

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 8.4% of net assets as of June 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Step-up bond — Coupon rate increases in increments to maturity. Rate shown as of June 30, 2017. Maturity date shown is the final maturity.
(c)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2017.
(d)	Amount shown represents less than 0.05% of net assets.
(e)	When-issued security.
(f)	The rate shown represents the rate at June 30, 2017.
(g)	The rate shown is the annualized seven-day yield at June 30, 2017.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.

CMO Collateralized Mortgage Obligation

CMT Constant Maturity Treasury

EMTN Euro Medium Term Note

IO Interest Only

LIBOR London Interbank Offered Rate

MTN Medium Term Note

PIK Payment in Kind

REGS Regulation S

REMIC Real Estate Mortgage Investment Conduit

At June 30, 2017, the Fund had unfunded loan commitments of $88,636, which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
CH Hold Corp	13,636	13,707	104
NVA Holdings, Inc.	75,000	75,516	516

TOTAL			$620

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Asset-Backed Securities	$—	$76,063,229	$—	$76,063,229
Corporate Bonds & Notes
Argentina	—	3,854,015	—	3,854,015
Australia	—	6,603,471	—	6,603,471
Belgium	—	3,345,883	—	3,345,883
Bermuda	—	497,550	—	497,550
Brazil	—	13,597,164	—	13,597,164
Canada	—	11,933,120	—	11,933,120
Chile	—	17,871,889	—	17,871,889
China	—	19,285,102	—	19,285,102
Colombia	—	6,221,610	—	6,221,610
Costa Rica	—	4,279,367	—	4,279,367
Dominican Republic	—	6,663,725	—	6,663,725
Finland	—	1,733,072	—	1,733,072
Guatemala	—	1,942,750	—	1,942,750
Hong Kong	—	6,664,861	—	6,664,861
India	—	24,136,251	—	24,136,251
Indonesia	—	1,759,469	—	1,759,469
Israel	—	6,286,750	—	6,286,750
Jamaica	—	3,826,690	—	3,826,690
Japan	—	2,814,716	—	2,814,716
Malaysia	—	12,407,725	—	12,407,725
Mexico	—	25,895,707	—	25,895,707
Netherlands	—	3,449,309	—	3,449,309
New Zealand	—	1,665,187	—	1,665,187
Panama	—	218,000	—	218,000
Peru	—	4,386,875	—	4,386,875
Qatar	—	4,346,707	—	4,346,707
Singapore	—	7,507,816	—	7,507,816
Trinidad And Tobago	—	3,493,500	—	3,493,500
United Kingdom	—	6,391,951	—	6,391,951
United States	—	210,784,009	—	210,784,009
Foreign Government Obligations
Argentina	—	9,529,240	—	9,529,240
Brazil	—	5,293,750	—	5,293,750
Chile	—	8,655,099	—	8,655,099
Costa Rica	—	3,391,588	—	3,391,588
Dominican Republic	—	10,381,000	—	10,381,000
Guatemala	—	4,362,447	—	4,362,447
India	—	1,351,653	—	1,351,653
Indonesia	—	8,641,410	—	8,641,410
Israel	—	2,983,620	—	2,983,620
Malaysia	—	1,697,280	—	1,697,280
Mexico	—	12,657,828	—	12,657,828
Panama	—	11,096,320	—	11,096,320
Peru	—	809,600	—	809,600
Philippines	—	8,387,440	—	8,387,440
Poland	—	1,210,594	—	1,210,594
Qatar	—	2,926,152	—	2,926,152
South Korea	—	7,310,299	—	7,310,299

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Senior Floating Rate Loans
Auto Components	$—	$3,380,269	$—	$3,380,269
Automobiles	—	1,295,757	—	1,295,757
Building Products	—	1,124,383	—	1,124,383
Chemicals	—	8,200,073	—	8,200,073
Commercial Services & Supplies	—	3,990,631	—	3,990,631
Communications Equipment	—	181,435	—	181,435
Computers & Peripherals	—	2,502,017	—	2,502,017
Construction & Engineering	—	4,286,328	—	4,286,328
Containers & Packaging	—	8,247,249	—	8,247,249
Distributors	—	469,966	—	469,966
Diversified Financial Services	—	2,016,253	—	2,016,253
Diversified Telecommunication Services	—	7,415,631	—	7,415,631
Electric Utilities	—	3,963,803	—	3,963,803
Electrical Equipment	—	2,152,569	—	2,152,569
Energy Equipment & Services	—	664,085	—	664,085
Food & Staples Retailing	—	6,734,805	—	6,734,805
Food Products	—	2,822,012	—	2,822,012
Health Care Equipment & Supplies	—	2,606,591	—	2,606,591
Health Care Providers & Services	—	22,685,514	—	22,685,514
Hotels, Restaurants & Leisure	—	17,877,016	—	17,877,016
Household Products	—	1,052,171	—	1,052,171
Insurance	—	3,720,690	—	3,720,690
Internet Software & Services	—	345,940	—	345,940
IT Services	—	7,737,667	—	7,737,667
Life Sciences Tools & Services	—	3,935,721	—	3,935,721
Machinery	—	529,761	—	529,761
Media	—	16,866,740	—	16,866,740
Oil, Gas & Consumable Fuels	—	4,004,462	—	4,004,462
Personal Products	—	4,499,604	—	4,499,604
Pharmaceuticals	—	4,885,508	—	4,885,508
Real Estate Investment Trusts (REITs)	—	3,025,679	—	3,025,679
Real Estate Management & Development	—	4,014,549	—	4,014,549
Semiconductors & Semiconductor Equipment	—	2,792,969	—	2,792,969
Software	—	26,405,701	—	26,405,701
Specialty Retail	—	8,965,125	—	8,965,125
Technology Hardware, Storage & Peripherals	—	8,099,808	—	8,099,808
Trading Companies & Distributors	—	4,724,361	—	4,724,361
Commercial Mortgage Backed Securities	—	210,533,157	—	210,533,157
Mortgage-Backed Securities	—	114,508,852	—	114,508,852
U.S. Government Agency Obligations	—	1,551,873,581	—	1,551,873,581
U.S. Treasury Obligations	—	529,720,268	—	529,720,268
Short-Term Investment	119,660,357	—	—	119,660,357

TOTAL INVESTMENTS	$119,660,357	$3,215,471,491	$—	$3,335,131,848

OTHER FINANCIAL INSTRUMENTS:
Unfunded Loan Commitments (a)	—	620	—	620

TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$119,660,357	$3,215,472,111	$—	$3,335,132,468

(a)	Includes appreciation on unfunded loan commitments.

See accompanying notes to financial statements.

STATE STREET DOUBLELINE TOTAL RETURN TACTICAL PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Affiliate Table

	Number of Shares Held at 6/30/16	Value At 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/17	Value at 6/30/17	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	351,792,987	$351,792,987	418,025,516	769,818,503	—	$—	$308,306	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	211,990,674	92,330,317	119,660,357	119,660,357	139,417	—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	1,317,821,061	1,317,821,061	—	—	508,212	—

TOTAL		$351,792,987				$119,660,357	$955,935	$—

See accompanying notes to financial statements.

SSGA MFS SYSTEMATIC CORE EQUITY PORTFOLIO

SPDR MFS Systematic Core Equity ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA MFS Systematic Core Equity Portfolio. The schedule of investments for the SSGA MFS Systematic Core Equity Portfolio follows.

SSGA MFS SYSTEMATIC CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.3%
AEROSPACE & DEFENSE — 3.1%
Northrop Grumman Corp.	845	$216,920

AUTO COMPONENTS — 0.7%
Lear Corp.	350	49,728

BANKS — 7.2%
Citigroup, Inc.	4,127	276,013
JPMorgan Chase & Co.	2,397	219,086

		495,099

BIOTECHNOLOGY — 1.6%
Celgene Corp. (a)	841	109,221

CHEMICALS — 0.7%
LyondellBasell Industries NV Class A	604	50,971

CONSUMER FINANCE — 1.1%
Discover Financial Services	1,212	75,374

ELECTRIC UTILITIES — 3.1%
Exelon Corp.	5,837	210,541

FOOD PRODUCTS — 4.6%
Archer-Daniels-Midland Co.	2,427	100,429
Tyson Foods, Inc. Class A	3,418	214,070

		314,499

HEALTH CARE PROVIDERS & SERVICES — 9.2%
Aetna, Inc.	388	58,910
Express Scripts Holding Co. (a)	3,578	228,420
HCA Healthcare, Inc. (a)	1,237	107,866
Humana, Inc.	659	158,569
UnitedHealth Group, Inc.	424	78,618

		632,383

HOTELS, RESTAURANTS & LEISURE — 4.1%
Carnival Corp.	1,127	73,898
Royal Caribbean Cruises, Ltd.	1,884	205,789

		279,687

HOUSEHOLD PRODUCTS — 1.1%
Procter & Gamble Co.	836	72,857

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.5%
AES Corp.	9,280	103,101

INSURANCE — 7.8%
Hartford Financial Services Group, Inc.	3,368	177,056
MetLife, Inc.	2,352	129,219
Prudential Financial, Inc.	2,126	229,905

		536,180

INTERNET & CATALOG RETAIL — 8.0%
Amazon.com, Inc. (a)	333	322,344
Priceline Group, Inc. (a)	124	231,944

		554,288

INTERNET SOFTWARE & SERVICES — 2.0%
Alphabet, Inc. Class C (a)	151	137,218

IT SERVICES — 6.3%
DXC Technology Co.	2,479	190,189
International Business Machines Corp.	1,606	247,051

		437,240

MEDIA — 1.2%
Comcast Corp. Class A	2,074	80,720

OIL, GAS & CONSUMABLE FUELS — 4.8%
Exxon Mobil Corp.	1,753	141,520
Valero Energy Corp.	2,842	191,721

		333,241

PHARMACEUTICALS — 9.1%
Eli Lilly & Co.	2,224	183,035
Johnson & Johnson	1,942	256,907
Merck & Co., Inc.	2,954	189,322

		629,264

REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.7%
Alexandria Real Estate Equities, Inc. REIT	374	45,056

ROAD & RAIL — 3.3%
Union Pacific Corp.	2,101	228,820

SOFTWARE — 4.4%
Electronic Arts, Inc. (a)	730	77,176
Intuit, Inc.	976	129,623
Oracle Corp.	1,968	98,675

		305,474

SPECIALTY RETAIL — 2.8%
Best Buy Co., Inc.	3,405	195,209

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.2%
Apple, Inc.	1,516	218,334

TOBACCO — 2.7%
Philip Morris International, Inc.	1,567	184,044

TRADING COMPANIES & DISTRIBUTORS — 2.2%
United Rentals, Inc. (a)	1,327	149,566

WIRELESS TELECOMMUNICATION SERVICES — 2.8%
T-Mobile US, Inc. (a)	3,159	191,499

TOTAL COMMON STOCKS (Cost $5,931,963)		6,836,534

SHORT-TERM INVESTMENT — 0.6%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.92% (b) (c) (Cost $45,055)	45,055	45,055

TOTAL INVESTMENTS — 99.9% (Cost $5,977,018)		6,881,589
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		5,214

NET ASSETS — 100.0%		$6,886,803

(a)	Non-income producing security.
(b)	The rate shown is the annualized seven-day yield at June 30, 2017.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

SSGA MFS SYSTEMATIC CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$216,920	$—	$—	$216,920
Auto Components	49,728	—	—	49,728
Banks	495,099	—	—	495,099
Biotechnology	109,221	—	—	109,221
Chemicals	50,971	—	—	50,971
Consumer Finance	75,374	—	—	75,374
Electric Utilities	210,541	—	—	210,541
Food Products	314,499	—	—	314,499
Health Care Providers & Services	632,383	—	—	632,383
Hotels, Restaurants & Leisure	279,687	—	—	279,687
Household Products	72,857	—	—	72,857
Independent Power Producers & Energy Traders	103,101	—	—	103,101
Insurance	536,180	—	—	536,180
Internet & Catalog Retail	554,288	—	—	554,288
Internet Software & Services	137,218	—	—	137,218
IT Services	437,240	—	—	437,240
Media	80,720	—	—	80,720
Oil, Gas & Consumable Fuels	333,241	—	—	333,241
Pharmaceuticals	629,264	—	—	629,264
Real Estate Investment Trusts (REITs)	45,056	—	—	45,056
Road & Rail	228,820	—	—	228,820
Software	305,474	—	—	305,474
Specialty Retail	195,209	—	—	195,209
Technology Hardware, Storage & Peripherals	218,334	—	—	218,334
Tobacco	184,044	—	—	184,044
Trading Companies & Distributors	149,566	—	—	149,566
Wireless Telecommunication Services	191,499	—	—	191,499
Short-Term Investment	45,055	—	—	45,055

TOTAL INVESTMENTS	$6,881,589	$—	$—	$6,881,589

Affiliate Table

	Number of Shares Held at 6/30/16	Value at 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/17	Value at 6/30/17	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	70,177	$70,177	34,483	104,660	—	$—	$63	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	56,089	11,034	45,055	45,055	45	—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	140,752	140,752	—	—	132	—

TOTAL		$70,177				$45,055	$240	$—

See accompanying notes to financial statements.

SSGA MFS SYSTEMATIC GROWTH EQUITY PORTFOLIO

SPDR MFS Systematic Growth Equity ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA MFS Systematic Growth Equity Portfolio. The schedule of investments for the SSGA MFS Systematic Growth Equity Portfolio follows.

SSGA MFS SYSTEMATIC GROWTH EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.0%
AEROSPACE & DEFENSE — 3.3%
Northrop Grumman Corp.	5,034	$1,292,278

AUTO COMPONENTS — 2.8%
Lear Corp.	7,591	1,078,529

BEVERAGES — 1.3%
Coca-Cola Co.	9,029	404,950
PepsiCo, Inc.	824	95,164

		500,114

BIOTECHNOLOGY — 3.9%
Amgen, Inc.	4,651	801,042
Celgene Corp. (a)	2,695	349,999
Gilead Sciences, Inc.	5,332	377,399

		1,528,440

CHEMICALS — 1.3%
LyondellBasell Industries NV Class A	5,804	489,800

CONSUMER FINANCE — 0.3%
Discover Financial Services	2,097	130,412

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.9%
Verizon Communications, Inc.	16,625	742,473

FOOD PRODUCTS — 3.7%
Ingredion, Inc.	1,783	212,551
Tyson Foods, Inc. Class A	20,035	1,254,792

		1,467,343

HEALTH CARE PROVIDERS & SERVICES — 12.9%
Cigna Corp.	2,310	386,671
Express Scripts Holding Co. (a)	21,027	1,342,364
HCA Healthcare, Inc. (a)	1,176	102,547
Humana, Inc.	4,499	1,082,549
McKesson Corp.	5,430	893,452
UnitedHealth Group, Inc.	6,786	1,258,260

		5,065,843

HOTELS, RESTAURANTS & LEISURE — 3.8%
Domino’s Pizza, Inc.	3,748	792,815
Norwegian Cruise Line Holdings, Ltd. (a)	10,903	591,924
Royal Caribbean Cruises, Ltd.	1,097	119,825

		1,504,564

INSURANCE — 2.5%
Prudential Financial, Inc.	8,893	961,689

INTERNET & CATALOG RETAIL — 6.4%
Amazon.com, Inc. (a)	979	947,672
Priceline Group, Inc. (a)	835	1,561,884

		2,509,556

INTERNET SOFTWARE & SERVICES — 9.7%
Alphabet, Inc. Class A (a)	1,561	1,451,231
Facebook, Inc. Class A (a)	15,448	2,332,339

		3,783,570

IT SERVICES — 4.6%
DXC Technology Co.	3,978	305,192
Fiserv, Inc. (a)	1,616	197,702
International Business Machines Corp.	8,386	1,290,018

		1,792,912

MEDIA — 7.0%
Charter Communications, Inc. Class A (a)	3,771	1,270,262
Comcast Corp. Class A	38,146	1,484,642

		2,754,904

PHARMACEUTICALS — 5.7%
Bristol-Myers Squibb Co.	7,676	427,707
Eli Lilly & Co.	11,959	984,226
Johnson & Johnson	5,189	686,453
Merck & Co., Inc.	2,361	151,316

		2,249,702

REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.5%
Alexandria Real Estate Equities, Inc. REIT	3,254	392,009
Outfront Media, Inc. REIT	24,788	573,099

		965,108

ROAD & RAIL — 0.7%
Union Pacific Corp.	2,440	265,740

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.2%
Intel Corp.	2,559	86,341

SOFTWARE — 9.2%
Electronic Arts, Inc. (a)	7,801	824,721
Oracle Corp.	21,263	1,066,127
Take-Two Interactive Software, Inc. (a)	14,568	1,069,000
VMware, Inc. Class A (a)	7,507	656,337

		3,616,185

SPECIALTY RETAIL — 4.5%
Best Buy Co., Inc.	21,536	1,234,659
Gap, Inc.	24,296	534,269

		1,768,928

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 3.1%
Apple, Inc.	8,333	1,200,119

TOBACCO — 4.3%
Altria Group, Inc.	13,624	1,014,579
Philip Morris International, Inc.	5,683	667,469

		1,682,048

TRADING COMPANIES & DISTRIBUTORS — 3.0%
United Rentals, Inc. (a)	10,565	1,190,781

WIRELESS TELECOMMUNICATION SERVICES — 0.4%
T-Mobile US, Inc. (a)	2,695	163,371

TOTAL COMMON STOCKS (Cost $38,604,950)		38,790,750

SHORT-TERM INVESTMENT — 0.9%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.92% (b) (c) (Cost $343,832)	343,832	343,832

TOTAL INVESTMENTS — 99.9% (Cost $38,948,782)		39,134,582
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		47,270

NET ASSETS — 100.0%		$39,181,852

(a)	Non-income producing security.
(b)	The rate shown is the annualized seven-day yield at June 30, 2017.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

SSGA MFS SYSTEMATIC GROWTH EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$1,292,278	$—	$—	$1,292,278
Auto Components	1,078,529	—	—	1,078,529
Beverages	500,114	—	—	500,114
Biotechnology	1,528,440	—	—	1,528,440
Chemicals	489,800	—	—	489,800
Consumer Finance	130,412	—	—	130,412
Diversified Telecommunication Services	742,473	—	—	742,473
Food Products	1,467,343	—	—	1,467,343
Health Care Providers & Services	5,065,843	—	—	5,065,843
Hotels, Restaurants & Leisure	1,504,564	—	—	1,504,564
Insurance	961,689	—	—	961,689
Internet & Catalog Retail	2,509,556	—	—	2,509,556
Internet Software & Services	3,783,570	—	—	3,783,570
IT Services	1,792,912	—	—	1,792,912
Media	2,754,904	—	—	2,754,904
Pharmaceuticals	2,249,702	—	—	2,249,702
Real Estate Investment Trusts (REITs)	965,108	—	—	965,108
Road & Rail	265,740	—	—	265,740
Semiconductors & Semiconductor Equipment	86,341	—	—	86,341
Software	3,616,185	—	—	3,616,185
Specialty Retail	1,768,928	—	—	1,768,928
Technology Hardware, Storage & Peripherals	1,200,119	—	—	1,200,119
Tobacco	1,682,048	—	—	1,682,048
Trading Companies & Distributors	1,190,781	—	—	1,190,781
Wireless Telecommunication Services	163,371	—	—	163,371
Short-Term Investment	343,832	—	—	343,832

TOTAL INVESTMENTS	$39,134,582	$—	$—	$39,134,582

Affiliate Table

	Number of Shares Held at 6/30/16	Value at 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/17	Value at 6/30/17	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	175,794	$175,794	48,676	224,470	—	$—	$167	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	516,530	172,698	343,832	343,832	419	—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	394,673	394,673	—	—	425	—

TOTAL		$175,794				$343,832	$1,011	$—

See accompanying notes to financial statements.

SSGA MFS SYSTEMATIC VALUE EQUITY PORTFOLIO

SPDR MFS Systematic Value Equity ETF is a feeder fund that invests substantially all of its investable assets in a master fund, the SSGA MFS Systematic Value Equity Portfolio. The schedule of investments for the SSGA MFS Systematic Value Equity Portfolio follows.

SSGA MFS SYSTEMATIC VALUE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 98.5%
AEROSPACE & DEFENSE — 3.6%
Northrop Grumman Corp.	707	$181,494
United Technologies Corp.	294	35,900

		217,394

AIRLINES — 1.4%
Copa Holdings SA Class A	705	82,485

BANKS — 14.0%
Bank of America Corp.	11,255	273,047
Citigroup, Inc.	4,331	289,657
JPMorgan Chase & Co.	3,068	280,415

		843,119

BEVERAGES — 1.0%
PepsiCo, Inc.	510	58,900

CHEMICALS — 1.9%
LyondellBasell Industries NV Class A	1,324	111,732

COMMUNICATIONS EQUIPMENT — 1.7%
Cisco Systems, Inc.	3,289	102,946

CONSUMER FINANCE — 3.8%
Discover Financial Services	2,727	169,592
Synchrony Financial	1,910	56,956

		226,548

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
Verizon Communications, Inc.	683	30,503

ELECTRIC UTILITIES — 7.0%
Exelon Corp.	5,203	187,672
PG&E Corp.	1,675	111,170
PPL Corp.	3,091	119,498

		418,340

ELECTRICAL EQUIPMENT — 0.6%
Rockwell Automation, Inc.	240	38,870

ENERGY EQUIPMENT & SERVICES — 0.6%
Schlumberger, Ltd.	569	37,463

FOOD PRODUCTS — 4.7%
Archer-Daniels-Midland Co.	1,322	54,704
J.M. Smucker Co.	363	42,954
Tyson Foods, Inc. Class A	2,918	182,754

		280,412

HEALTH CARE EQUIPMENT & SUPPLIES — 1.8%
Abbott Laboratories	797	38,742
Danaher Corp.	831	70,128

		108,870

HEALTH CARE PROVIDERS & SERVICES — 5.5%
HCA Healthcare, Inc. (a)	1,883	164,198
Humana, Inc.	250	60,155
McKesson Corp.	400	65,816
UnitedHealth Group, Inc.	206	38,196

		328,365

HOTELS, RESTAURANTS & LEISURE — 3.1%
Royal Caribbean Cruises, Ltd.	1,730	188,968

INSURANCE — 7.6%
MetLife, Inc.	2,312	127,021
Prudential Financial, Inc.	2,013	217,686
Unum Group	705	32,874
Validus Holdings, Ltd.	1,488	77,332

		454,913

INTERNET & CATALOG RETAIL — 1.5%
Priceline Group, Inc. (a)	48	89,785

IT SERVICES — 3.1%
DXC Technology Co.	2,449	187,887

MACHINERY — 2.0%
Cummins, Inc.	730	118,421

OIL, GAS & CONSUMABLE FUELS — 8.7%
Anadarko Petroleum Corp.	1,957	88,730
EOG Resources, Inc.	490	44,355
Exxon Mobil Corp.	849	68,540
Phillips 66	640	52,922
Valero Energy Corp.	2,670	180,118
Williams Cos., Inc.	3,021	91,476

		526,141

PHARMACEUTICALS — 5.8%
Johnson & Johnson	1,232	162,981
Merck & Co., Inc.	2,879	184,515

		347,496

REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.9%
Prologis, Inc. REIT	1,120	65,677
STORE Capital Corp. REIT	1,896	42,565
Sun Communities, Inc. REIT	765	67,083

		175,325

ROAD & RAIL — 2.9%
Union Pacific Corp.	1,600	174,256

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.1%
Intel Corp.	3,676	124,028

SOFTWARE — 1.6%
Oracle Corp.	902	45,227
VMware, Inc. Class A (a)	582	50,884

		96,111

SPECIALTY RETAIL — 4.1%
Best Buy Co., Inc.	3,457	198,190
Burlington Stores, Inc. (a)	541	49,766

		247,956

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.5%
NetApp, Inc.	2,256	90,353

TOBACCO — 1.1%
Philip Morris International, Inc.	549	64,480

TRADING COMPANIES & DISTRIBUTORS — 2.4%
United Rentals, Inc. (a)	1,270	143,142

TOTAL COMMON STOCKS (Cost $5,371,888)		5,915,209

See accompanying notes to financial statements.

SSGA MFS SYSTEMATIC VALUE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Shares	Value

SHORT-TERM INVESTMENT — 1.4%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.92% (b) (c) (Cost $84,511)	84,511	$84,511

TOTAL INVESTMENTS — 99.9% (Cost $5,456,399)		5,999,720
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		7,992

NET ASSETS — 100.0%		$6,007,712

(a)	Non-income producing security.
(b)	The rate shown is the annualized seven-day yield at June 30, 2017.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.

REIT Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$217,394	$—	$—	$217,394
Airlines	82,485	—	—	82,485
Banks	843,119	—	—	843,119
Beverages	58,900	—	—	58,900
Chemicals	111,732	—	—	111,732
Communications Equipment	102,946	—	—	102,946
Consumer Finance	226,548	—	—	226,548
Diversified Telecommunication Services	30,503	—	—	30,503
Electric Utilities	418,340	—	—	418,340
Electrical Equipment	38,870	—	—	38,870
Energy Equipment & Services	37,463	—	—	37,463
Food Products	280,412	—	—	280,412
Health Care Equipment & Supplies	108,870	—	—	108,870
Health Care Providers & Services	328,365	—	—	328,365
Hotels, Restaurants & Leisure	188,968	—	—	188,968
Insurance	454,913	—	—	454,913
Internet & Catalog Retail	89,785	—	—	89,785
IT Services	187,887	—	—	187,887
Machinery	118,421	—	—	118,421
Oil, Gas & Consumable Fuels	526,141	—	—	526,141
Pharmaceuticals	347,496	—	—	347,496
Real Estate Investment Trusts (REITs)	175,325	—	—	175,325
Road & Rail	174,256	—	—	174,256
Semiconductors & Semiconductor Equipment	124,028	—	—	124,028
Software	96,111	—	—	96,111
Specialty Retail	247,956	—	—	247,956
Technology Hardware, Storage & Peripherals	90,353	—	—	90,353
Tobacco	64,480	—	—	64,480
Trading Companies & Distributors	143,142	—	—	143,142
Short-Term Investment	84,511	—	—	84,511

TOTAL INVESTMENTS	$5,999,720	$—	$—	$5,999,720

See accompanying notes to financial statements.

SSGA MFS SYSTEMATIC VALUE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Affiliate Table

	Number of Shares Held at 6/30/16	Value at 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/17	Value at 6/30/17	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	31,318	$31,318	24,823	56,141	—	$—	$31	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	93,962	9,451	84,511	84,511	159	—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	187,522	187,522	—	—	89	—

TOTAL		$31,318				$84,511	$279	$—

See accompanying notes to financial statements.

SSGA MASTER TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2017

	SSGA Multi-Asset Real Return Portfolio	SSGA Income Allocation Portfolio	SSGA Global Allocation Portfolio
ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$25,900,868	$—	$4,159,942
Investments in affiliated issuers, at value (Note 2)	90,099,299	96,293,832	205,135,352

Total Investments	116,000,167	96,293,832	209,295,294
Cash	—	—	—
Receivable for investments sold	—	—	—
Receivable for fund shares sold	—	—	—
Dividends receivable — unaffiliated issuers (Note 2)	—	—	—
Interest receivable — unaffiliated issuers (Note 2)	—	—	—
Dividends and interest receivable — affiliated issuers (Note 2)	189	282	203,516
Unrealized appreciation on unfunded loan commitments	—	—	—

TOTAL ASSETS	116,000,356	96,294,114	209,498,810

LIABILITIES
Payable for investments purchased	—	—	—
Advisory fee payable (Note 4)	18,728	16,276	34,336
Trustees’ fees and expenses payable (Note 5)	45	37	44
Accrued expenses and other liabilities	—	83	160

TOTAL LIABILITIES	18,773	16,396	34,540

NET ASSETS	$115,981,583	$96,277,718	$209,464,270

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$32,456,423	$—	$4,190,270
Investments in affiliated issuers	92,115,825	92,113,002	191,004,842

Total cost of investments	$124,572,248	$92,113,002	$195,195,112

See accompanying notes to financial statements.

Blackstone / GSO Senior Loan Portfolio	SSGA Ultra Short Term Bond Portfolio	State Street DoubleLine Total Return Tactical Portfolio	SSGA MFS Systematic Core Equity Portfolio	SSGA MFS Systematic Growth Equity Portfolio	SSGA MFS Systematic Value Equity Portfolio

$1,796,965,440	$17,953,421	$3,215,471,491	$6,836,534	$38,790,750	$5,915,209
119,281,817	133,860	119,660,357	45,055	343,832	84,511

1,916,247,257	18,087,281	3,335,131,848	6,881,589	39,134,582	5,999,720
6,231,861	—	6,567,099	—	—	—
49,003,675	499,815	20,099,458	—	—	—
21,328,677	—	—	—	—	—
—	—	—	6,890	61,548	9,408
4,771,603	32,411	15,214,493	—	323	—
120,025	105	95,291	30	—	57
—	—	620	—	—	—

1,997,703,098	18,619,612	3,377,108,809	6,888,509	39,196,453	6,009,185

176,178,236	498,146	24,254,611	—	—	—
436,010	2,978	826,126	1,693	14,580	1,462
—	20	48	8	9	8
1,235	12	2,484	5	12	3

176,615,481	501,156	25,083,269	1,706	14,601	1,473

$1,821,087,617	$18,118,456	$3,352,025,540	$6,886,803	$39,181,852	$6,007,712

$1,788,172,197	$17,913,643	$3,230,442,453	$5,931,963	$38,604,950	$5,371,888
119,281,817	133,860	119,660,357	45,055	343,832	84,511

$1,907,454,014	$18,047,503	$3,350,102,810	$5,977,018	$38,948,782	$5,456,399

SSGA MASTER TRUST

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2017

	SSGA Multi-Asset Real Return Portfolio	SSGA Income Allocation Portfolio	SSGA Global Allocation Portfolio
INVESTMENT INCOME
Interest income — unaffiliated issuers (Note 2)	$—	$—	$—
Dividend income — unaffiliated issuers (Note 2)	37,521	19,274	55,820
Dividend income — affiliated issuers (Note 2)	2,381,844	3,882,500	5,618,962
Foreign taxes withheld	—	—	—

TOTAL INVESTMENT INCOME (LOSS)	2,419,365	3,901,774	5,674,782

EXPENSES
Advisory fee (Note 4)	193,149	202,846	388,723
Trustees’ fees and expenses (Note 5)	1,491	1,839	3,385
Miscellaneous expenses	248	359	645

TOTAL EXPENSES	194,888	205,044	392,753

NET INVESTMENT INCOME (LOSS)	2,224,477	3,696,730	5,282,029

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,655,963)	284,391	(1,975,610)
Investments — affiliated issuers	(3,255,382)	(69,925)	942,511
In-kind redemptions — unaffiliated issuers	97,202	11,018	8,331
In-kind redemptions — affiliated issuers	749,657	1,295,134	1,206,263
Capital gain distributions — affiliated issuers	44,345	115,431	99,210

Net realized gain (loss)	(5,020,141)	1,636,049	280,705

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	764,099	418,958	172,638
Investments — affiliated issuers	1,826,120	976,135	10,924,741
Unfunded loan commitments	—	—	—

Net change in unrealized appreciation/depreciation	2,590,219	1,395,093	11,097,379

NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,429,922)	3,031,142	11,378,084

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(205,445)	$6,727,872	$16,660,113

See accompanying notes to financial statements.

Blackstone / GSO Senior Loan Portfolio	SSGA Ultra Short Term Bond Portfolio	State Street DoubleLine Total Return Tactical Portfolio	SSGA MFS Systematic Core Equity Portfolio	SSGA MFS Systematic Growth Equity Portfolio	SSGA MFS Systematic Value Equity Portfolio

$54,297,551	$197,421	$98,597,513	$—	$—	$—
—	—	—	134,907	319,169	94,671
563,245	1,460	955,935	240	1,011	279
—	—	(1,311)	—	—	—

54,860,796	198,881	99,552,137	135,147	320,180	94,950

3,567,543	30,588	9,173,323	19,075	57,784	11,853
17,612	280	50,582	116	240	64
3,736	77	8,821	20	47	12

3,588,891	30,945	9,232,726	19,211	58,071	11,929

51,271,905	167,936	90,319,411	115,936	262,109	83,021

2,066,427	(4,025)	2,330,165	141,554	122,880	55,579
—	—	—	—	—	—
—	—	—	—	3,179,095	—
—	—	—	—	—	—
—	—	—	—	—	—

2,066,427	(4,025)	2,330,165	141,554	3,301,975	55,579

10,003,339	44,005	(41,420,487)	911,829	(247,154)	483,302
—	—	—	—	—	—
—	—	620	—	—	—

10,003,339	44,005	(41,419,867)	911,829	(247,154)	483,302

12,069,766	39,980	(39,089,702)	1,053,383	3,054,821	538,881

$63,341,671	$207,916	$51,229,709	$1,169,319	$3,316,930	$621,902

SSGA MASTER TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	SSGA Multi-Asset Real Return Portfolio		SSGA Income Allocation Portfolio
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,224,477	$1,279,623	$3,696,730	$3,464,371
Net realized gain (loss)	(5,020,141)	(16,425,437)	1,636,049	(3,781,497)
Net change in unrealized appreciation/depreciation	2,590,219	6,755,612	1,395,093	3,854,282

Net increase (decrease) in net assets resulting from operations	(205,445)	(8,390,202)	6,727,872	3,537,156

CAPITAL TRANSACTIONS:
Contributions	47,857,927	26,711,193	1,595,744	3,064,239
Withdrawals	(12,495,923)	(79,491,499)	(17,542,768)	(22,253,312)

Net increase (decrease) in net assets from capital transactions	35,362,004	(52,780,306)	(15,947,024)	(19,189,073)

Net increase (decrease) in net assets during the period	35,156,559	(61,170,508)	(9,219,152)	(15,651,917)

Net assets at beginning of period	80,825,024	141,995,532	105,496,870	121,148,787

NET ASSETS AT END OF PERIOD	$115,981,583	$80,825,024	$96,277,718	$105,496,870

See accompanying notes to financial statements.

SSGA Global Allocation Portfolio		Blackstone / GSO Senior Loan Portfolio		SSGA Ultra Short Term Bond Portfolio
Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16

$5,282,029	$3,986,999	$51,271,905	$34,077,238	$167,936	$221,537
280,705	(8,789,786)	2,066,427	(46,703,017)	(4,025)	(268,835)
11,097,379	1,852,646	10,003,339	7,786,198	44,005	5,488

16,660,113	(2,950,141)	63,341,671	(4,839,581)	207,916	(41,810)

27,444,065	99,464,019	1,009,734,223	239,502,612	6,048,995	195,887,137
(14,353,121)	(61,576,069)	(54,477,525)	(104,437,485)	(12,178,222)	(187,824,678)

13,090,944	37,887,950	955,256,698	135,065,127	(6,129,227)	8,062,459

29,751,057	34,937,809	1,018,598,369	130,225,546	(5,921,311)	8,020,649

179,713,213	144,775,404	802,489,248	672,263,702	24,039,767	16,019,118

$209,464,270	$179,713,213	$1,821,087,617	$802,489,248	$18,118,456	$24,039,767

SSGA MASTER TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	State Street DoubleLine Total Return Tactical Portfolio		SSGA MFS Systematic Core Equity Portfolio
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$90,319,411	$58,040,301	$115,936	$100,266
Net realized gain (loss)	2,330,165	(3,169,628)	141,554	351,176
Net change in unrealized appreciation/depreciation	(41,419,867)	33,117,161	911,829	(346,393)

Net increase (decrease) in net assets resulting from operations	51,229,709	87,987,834	1,169,319	105,049

CAPITAL TRANSACTIONS:
Contributions	768,076,980	1,856,614,856	—	5,860,886
Withdrawals	(103,354,126)	(55,223,775)	(119,679)	(3,069,067)

Net increase (decrease) in net assets from capital transactions	664,722,854	1,801,391,081	(119,679)	2,791,819

Net increase (decrease) in net assets during the period	715,952,563	1,889,378,915	1,049,640	2,896,868

Net assets at beginning of period	2,636,072,977	746,694,062	5,837,163	2,940,295

NET ASSETS AT END OF PERIOD	$3,352,025,540	$2,636,072,977	$6,886,803	$5,837,163

See accompanying notes to financial statements.

SSGA MFS Systematic Growth Equity Portfolio		SSGA MFS Systematic Value Equity Portfolio
Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16

$262,109	$145,216	$83,021	$57,782
3,301,975	378,209	55,579	109,895
(247,154)	53,236	483,302	(243,654)

3,316,930	576,661	621,902	(75,977)

45,181,471	8,964,864	2,907,751	—
(21,484,558)	(3,418,489)	(135,740)	(219,833)

23,696,913	5,546,375	2,772,011	(219,833)

27,013,843	6,123,036	3,393,913	(295,810)

12,168,009	6,044,973	2,613,799	2,909,609

$39,181,852	$12,168,009	$6,007,712	$2,613,799

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA Multi-Asset Real Return Portfolio†
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13
Total return	0.56%	(3.94)%	(14.80)%	13.93%	(1.63)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$115,982	$80,825	$141,996	$164,635	$121,584
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss)	2.30%	1.36%	1.56%	2.01%	2.91%
Portfolio turnover rate	46%	25%	33%	40%	31%

†	The Portfolio invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by such funds. The ratios presented do not reflect the indirect expenses of the underlying funds in which the Portfolio invests.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA Income Allocation Portfolio†
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13
Total return	7.00%	3.95%	(1.42)%	13.84%	4.39%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$96,278	$105,497	$121,149	$104,030	$174,255
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss)	3.64%	3.23%	3.15%	3.89%	4.65%
Portfolio turnover rate	47%	54%	64%	63%	80%

†	The Portfolio invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by such funds. The ratios presented do not reflect the indirect expenses of the underlying funds in which the Portfolio invests.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA Global Allocation Portfolio†
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	Year Ended 6/30/13
Total return	8.92%	(0.80)%	0.49%	16.80%	9.92%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$209,464	$179,713	$144,775	$98,492	$51,936
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss)	2.72%	2.30%	2.45%	2.76%	3.07%
Portfolio turnover rate	90%	86%	98%	89%	123%

†	The Portfolio invests in other underlying funds and indirectly bears its proportionate share of fees and expenses incurred by such funds. The ratios presented do not reflect the indirect expenses of the underlying funds in which the Portfolio invests.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	Blackstone / GSO Senior Loan Portfolio
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14	For the Period 4/3/13* - 6/30/13
Total return	6.19%	(0.20)%	2.98%	4.00%	(0.31	)%(a)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,821,088	$802,489	$672,264	$610,477	$332,792
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.31%	0.30%	0.30	%(b)
Net investment income (loss)	4.31%	4.54%	4.49%	3.63%	2.57	%(b)
Portfolio turnover rate	68%	88%	65%	77%	4	%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA Ultra Short Term Bond Portfolio
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 10/9/13* - 6/30/14
Total return	1.54%	0.65%	0.21%	0.47	%(a)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$18,118	$24,040	$16,019	$14,036
Ratios to average net assets:
Total expenses	0.20%	0.20%	0.20%	0.20	%(b)
Net investment income (loss)	1.09%	0.69%	0.33%	0.34	%(b)
Portfolio turnover rate	83%	407%	79%	39	%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	State Street DoubleLine Total Return Tactical Portfolio
	Year Ended 6/30/17	Year Ended 6/30/16	For the Period 2/23/15* - 6/30/15
Total return	1.75%	4.32%	(0.36	)%(a)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,352,026	$2,636,073	$746,694
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30	%(b)
Net investment income (loss)	2.95%	3.38%	3.46	%(b)
Portfolio turnover rate	72%	38%	14	%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA MFS Systematic Core Equity Portfolio
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 1/8/14* - 6/30/14
Total return	20.26%	2.53%	14.00%	7.92	%(a)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$6,887	$5,837	$2,940	$5,378
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30%	0.30	%(b)
Net investment income (loss)	1.83%	2.08%	1.72%	1.55	%(b)
Portfolio turnover rate	67%	39%	54%	27	%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA MFS Systematic Growth Equity Portfolio
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 1/8/14* - 6/30/14
Total return	18.52%	4.24%	17.85%	7.85	%(a)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$39,182	$12,168	$6,045	$5,373
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30%	0.30	%(b)
Net investment income (loss)	1.36%	1.37%	1.44%	1.46	%(b)
Portfolio turnover rate	55%	56%	67%	20	%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

	SSGA MFS Systematic Value Equity Portfolio
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	For the Period 1/8/14* - 6/30/14
Total return	19.94%	(2.13)%	13.79%	6.20	%(a)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$6,008	$2,614	$2,910	$5,286
Ratios to average net assets:
Total expenses	0.30%	0.31%	0.30%	0.30	%(b)
Net investment income (loss)	2.11%	2.15%	1.67%	1.73	%(b)
Portfolio turnover rate	64%	64%	61%	23	%(a)

*	Commencement of operations.
(a)	Not annualized.
(b)	Annualized.

See accompanying notes to financial statements.

SSGA MASTER TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2017

1.	Organization

SSGA Master Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of June 30, 2017, the Trust consists of nine (9) series, each of which represents a separate series of beneficial interest in the Trust. The financial statements herein relate to the following Portfolios (each, a “Portfolio” and collectively, the “Portfolios”):

SSGA Multi-Asset Real Return Portfolio

SSGA Income Allocation Portfolio

SSGA Global Allocation Portfolio

Blackstone / GSO Senior Loan Portfolio

SSGA Ultra Short Term Bond Portfolio

State Street DoubleLine Total Return Tactical Portfolio

SSGA MFS Systematic Core Equity Portfolio

SSGA MFS Systematic Growth Equity Portfolio

SSGA MFS Systematic Value Equity Portfolio

Each Portfolio is classified as a diversified investment company under the 1940 Act, with the exception of SSGA Ultra Short Term Bond Portfolio and State Street DoubleLine Total Return Tactical Portfolio, which are each a non-diversified investment company.

Each Portfolio serves as a master fund in a master feeder structure.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees (the “Board”). The Committee provides oversight of the valuation of investments for the Portfolios. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Portfolio’s investments by major category are as follows:

•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.

SSGA MASTER TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

•	Debt obligations (including short term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated bid prices.

•	Senior loans or other loans are valued at evaluated bid prices supplied by an independent pricing service, if available. Senior loans and other loans for which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate a Portfolio’s NAV and the prices used by the Portfolios’ underlying benchmarks.

Various inputs are used in determining the value of the Portfolios’ investments.

The Portfolios value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Portfolio’s investments according to the fair value hierarchy as of June 30, 2017, is disclosed in each Portfolio’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Portfolios had no transfers between levels for the period ended June 30, 2017.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Non-cash dividends received in the form of stock are recorded as dividend income at fair value.

Distributions received by the Portfolios may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

SSGA MASTER TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Certain Portfolios invest in Real Estate Investment Trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Portfolios’ policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gains distributions at year end based on information provided by the REIT.

All of the net investment income and realized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Expenses

Certain expenses, which are directly identifiable to a specific Portfolio, are applied to that Portfolio within the Trust. Other expenses which cannot be attributed to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Portfolios within the Trust.

Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

3.	Securities and Other Investments

Loan Agreements

The Blackstone / GSO Senior Loan Portfolio and State Street DoubleLine Total Return Tactical Portfolio invest in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The Portfolios do not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Portfolios as the issuers of such loans.

4.	Fees and Transactions with Affiliates

Advisory Fee

Each Portfolio has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Portfolios, facilities furnished, and expenses borne by the Adviser, each Portfolio pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Portfolio’s average daily net assets as shown in the following table:

Annual Rate
SSGA Multi-Asset Real Return Portfolio	0.20%
SSGA Income Allocation Portfolio	0.20
SSGA Global Allocation Portfolio	0.20
Blackstone / GSO Senior Loan Portfolio	0.30
SSGA Ultra Short Term Bond Portfolio	0.20
State Street DoubleLine Total Return Tactical Portfolio	0.30

SSGA MASTER TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Annual Rate
SSGA MFS Systematic Core Equity Portfolio	0.30%
SSGA MFS Systematic Growth Equity Portfolio	0.30
SSGA MFS Systematic Value Equity Portfolio	0.30

The Adviser pays all expenses of each Portfolio other than management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (“Independent Trustees”) (including and Trustees’ counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

GSO / Blackstone Debt Funds Management LLC receives fees for its services as the sub-adviser to the Blackstone / GSO Senior Loan Portfolio from the Adviser.

Massachusetts Financial Services Company (“MFS”) receives fees for its services as the sub-adviser to the SSGA MFS Systematic Core Equity Portfolio, SSGA MFS Systematic Growth Equity Portfolio and SSGA MFS Systematic Value Equity Portfolio from the Adviser.

DoubleLine Capital LP receives fees for its services as the sub-adviser to the State Street DoubleLine Total Return Tactical Portfolio from the Adviser.

Administrator, Sub-Administrator, Custodian and Transfer Agent Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent to the Portfolios. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Portfolios. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the period ended June 30, 2017, were as follows:

	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
SSGA Multi-Asset Real Return Portfolio	$—	$—	$45,775,228	$43,941,986
SSGA Income Allocation Portfolio	—	—	51,467,522	46,798,367
SSGA Global Allocation Portfolio	—	—	183,538,721	166,297,518
Blackstone / GSO Senior Loan Portfolio	—	—	1,836,331,981	806,574,804
SSGA Ultra Short Term Bond Portfolio	1,794,059	999,455	9,821,894	13,285,674
State Street DoubleLine Total Return Tactical Portfolio	928,133,748	734,213,911	1,956,219,290	1,301,244,002
SSGA MFS Systematic Core Equity Portfolio	—	—	4,260,820	4,239,512
SSGA MFS Systematic Growth Equity Portfolio	—	—	11,060,290	11,017,687
SSGA MFS Systematic Value Equity Portfolio	—	—	2,501,312	2,589,061

SSGA MASTER TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

For the period ended June 30, 2017, the following Portfolios had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:

	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SSGA Multi-Asset Real Return Portfolio	$47,782,161	$10,818,275	$846,859
SSGA Income Allocation Portfolio	1,531,887	13,737,747	1,306,152
SSGA Global Allocation Portfolio	24,499,959	15,170,801	1,214,594
SSGA MFS Systematic Growth Equity Portfolio	44,839,147	21,136,904	3,179,095

7.	Income Tax Information

The Portfolios are not required to pay federal income taxes on their net investment income and net capital gains because they are treated as partnerships for federal income tax purposes. All interest, gains and losses of the Portfolios are deemed to have been “passed through” to the Portfolios’ partners in proportion to their holdings in the respective Portfolio, regardless of whether such items have been distributed by the Portfolios. Each partner is responsible for its tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolios file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

At June 30, 2017, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SSGA Multi-Asset Real Return Portfolio	$124,572,248	$1,492,057	$10,064,138	$(8,572,081)
SSGA Income Allocation Portfolio	92,113,002	5,012,007	831,177	4,180,830
SSGA Global Allocation Portfolio	195,195,112	14,169,345	69,163	14,100,182
Blackstone / GSO Senior Loan Portfolio	1,907,454,014	12,845,905	4,052,662	8,793,243
SSGA Ultra Short Term Bond Portfolio	18,047,503	46,383	6,605	39,778
State Street DoubleLine Total Return Tactical Portfolio	3,350,191,413	22,432,716	37,492,281	(15,059,565)
SSGA MFS Systematic Core Equity Portfolio	5,997,961	948,223	44,595	903,628
SSGA MFS Systematic Growth Equity Portfolio	38,948,782	792,156	606,356	185,800
SSGA MFS Systematic Value Equity Portfolio	5,457,908	619,761	77,949	541,812

8.	Line of Credit

Certain Portfolios and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. Blackstone / GSO Senior Loan Portfolio has exclusive access to $100 million of the total credit facility. The agreement expires October 12, 2017 unless extended or renewed. Prior to October 13, 2016, the participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements. The following Portfolios participate in the credit facility:

Blackstone / GSO Senior Loan Portfolio

SSGA Ultra Short Term Bond Portfolio

State Street DoubleLine Total Return Tactical Portfolio

SSGA MASTER TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Blackstone / GSO Senior Loan Portfolio pays the commitment fee for its exclusive portion of the credit line. Commitment fees are ordinary fund operating expenses paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 13, 2016, interest was calculated at a rate per annum equal to the sum of the New York Fed Bank Rate plus 1%. Blackstone / GSO Senior Loan Portfolio may borrow up to a maximum of 25 percent of its assets or a lower amount as set forth in the Portfolio’s prospectus.

No Portfolios had outstanding loans as of June 30, 2017.

9.	Risks

Concentration Risk

As a result of the Portfolios’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolios’ investments more than if the Portfolios were more broadly diversified.

Foreign and Emerging Markets Risk

Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Portfolios’ invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Portfolio invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

10.	New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact of the adoption of the amendments to Regulation S-X on the financial statements of the Portfolios and concluded that it will be limited to additional disclosures.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SSGA MASTER TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Owners of Beneficial Interest and Board of Trustees of SSGA Master Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSGA Master Trust (comprising, respectively, the SSGA Multi-Asset Real Return Portfolio, SSGA Income Allocation Portfolio, SSGA Global Allocation Portfolio, Blackstone / GSO Senior Loan Portfolio, SSGA Ultra Short Term Bond Portfolio, State Street DoubleLine Total Return Tactical Portfolio, SSGA MFS Systematic Core Equity Portfolio, SSGA MFS Systematic Growth Equity Portfolio and SSGA MFS Systematic Value Equity Portfolio) (collectively, the “Portfolios”), as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting SSGA Master Trust at June 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

SSGA MASTER TRUST

OTHER INFORMATION

June 30, 2017 (Unaudited)

Expense Example

As a shareholder of a Portfolio, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2017 to June 30, 2017.

The table below illustrates your Portfolio’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return — This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SSGA Multi-Asset Real Return Portfolio	0.20%	$991.40	$0.99	$1,023.80	$1.00
SSGA Income Allocation Portfolio	0.20	1,073.30	1.03	1,023.80	1.00
SSGA Global Allocation Portfolio	0.20	1,086.00	1.03	1,023.80	1.00
Blackstone / GSO Senior Loan Portfolio	0.30	1,018.10	1.50	1,023.30	1.51
SSGA Ultra Short Term Bond Portfolio	0.20	1,007.50	1.00	1,023.80	1.00
State Street DoubleLine Total Return Tactical Portfolio	0.30	1,025.70	1.51	1,023.30	1.51
SSGA MFS Systematic Core Equity Portfolio	0.30	1,102.50	1.56	1,023.30	1.51
SSGA MFS Systematic Growth Equity Portfolio	0.30	1,140.60	1.59	1,023.30	1.51
SSGA MFS Systematic Value Equity Portfolio	0.30	1,068.60	1.54	1,023.30	1.51

(a)	Expenses are equal to the Portfolio’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Portfolios’ investment adviser to vote proxies relating to the Portfolios’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the SEC, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Portfolios’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Portfolios file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreements

At in-person meetings held prior to June 30, 2017, the Board of Trustees of the Trusts (the “Board”) evaluated proposals to continue the separate Investment Advisory Agreements (the “Agreements”) between each Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the following operational series of SSGA Active Trust (the “SSAT Series”) and the corresponding series of SSGA Master Trust (together with the SSAT Series, the “Funds”): SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR Blackstone / GSO Senior Loan ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR DoubleLine Total Return Tactical ETF, SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF. The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreements.

In evaluating the Agreements, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trusts’ sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Funds under the Agreements, (ii) investment performance of the Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trusts, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trusts and materials provided prior to and at the meeting. The Board reviewed the Agreements and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the SSAT Series as exchange-traded funds and the experience and expertise of the Adviser with exchange-traded funds, as well as the master-feeder structure. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

specifically considered the Adviser’s experience in active management, managing exchange-traded funds and master-feeder structures and overseeing third-party sub-advisers, as applicable.

Investment Performance

The Board then reviewed the Funds’ performance. The Board compared each Fund’s investment performance to the performance of an appropriate benchmark (gross of expenses) and a group of comparable funds (net of expenses). Among other information, the Board considered the following performance information in its evaluation of the Funds:

SPDR SSGA Multi-Asset Real Return ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 2-, 3- and 4-year periods, it had outperformed the median of its Performance Group for the most recent 1-year period. In addition, the Board considered that although the Fund underperformed its benchmark index for the 1- and 3-year and since inception periods, its performance for the 3-year and since inception periods was comparable to that of the benchmark index.

SPDR SSGA Income Allocation ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1-, 2-, 3- and 4-year periods. In addition, the Board considered that although the Fund underperformed its benchmark index for the 1- and 3-year and since inception periods, its performance for the 3-year and since inception periods was comparable to that of the benchmark index.

SPDR SSGA Global Allocation ETF. The Board considered that the Fund either equaled or outperformed the median of its Performance Group for the 1-, 2-, 3- and 4-year periods. In addition, the Board considered that although the Fund underperformed its benchmark index for the 1- and 3-year and since inception periods, its performance for the 3-year and since inception periods was comparable to that of the benchmark index.

SPDR Blackstone / GSO Senior Loan ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 1-, 2- and 3-year periods, its performance during these periods was comparable to that of the median of the Performance Group. In addition, the Board considered that although the Fund underperformed its benchmark index for the most recent 1-year period, it outperformed its benchmark index for the 3-year and since inception periods.

SPDR SSGA Ultra Short Term Bond ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 3-year period, it equaled the median of its Performance Group for the 1- and 2-year periods. In addition, the Board considered that the Fund outperformed its benchmark index for the 1- and 3-year and since inception periods.

SPDR DoubleLine Total Return Tactical ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 1-year period, its performance was not significantly below the median of its Performance Group. In addition, the Board noted that the Fund outperformed its benchmark index for the 1-year and since inception periods.

SPDR MFS Systematic Core Equity ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1- and 2-year periods. In addition, the Board considered that although the Fund underperformed its benchmark index for the most recent 1-year period, it outperformed its benchmark index for the since inception period.

SPDR MFS Systematic Growth Equity ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 1-year period, it outperformed the median of its Performance Group for the 2-year period. In addition, the Board considered that although the Fund underperformed its benchmark index for the most recent 1-year period, it outperformed its benchmark index for the since inception period.

SPDR MFS Systematic Value Equity ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1- and 2-year periods. In addition, the Board considered that although the Fund underperformed its benchmark index for the most recent 1-year period, it outperformed its benchmark index for the since inception period.

In those instances where the Board observed underperformance, the Trustees considered management’s explanation of those factors that contributed to such underperformance and steps being taken in response to such factors. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory.

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Profits Realized by Adviser

The Board considered the profitability of the advisory arrangement with the Funds to the Adviser, including data on the Funds’ historical profitability to the Adviser. The Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds that are actively managed, as applicable. The Board reviewed the universe of similar exchange-traded funds for each ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. The Board also reviewed the fee structure, as applicable, of each Fund in connection with the master-feeder structure. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trusts, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trusts’ brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the Agreements did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.

Conclusion

The Board, including the Independent Trustees voting separately, approved the Agreements for each Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each Agreement were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the Funds were appropriate; (b) the performance of each Fund had been satisfactory; (c) the Adviser’s unitary fee for each Fund, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trusts’ relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser shared the economies of scale with respect to the Funds by way of the relatively low fee structure of the Trusts.

Approval of GSO / Blackstone Debt Funds Management LLC Sub-Advisory Agreements

At an in-person meeting held prior to June 30, 2017, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “GSO / Blackstone Sub-Advisory Agreements”) between the Adviser and GSO / Blackstone Debt Funds Management LLC (“GSO / Blackstone”) with respect to the SPDR Blackstone / GSO Senior Loan ETF, a series of the SSGA Active Trust, and Blackstone / GSO Senior Loan Portfolio, a series of the SSGA Master Trust, each sub-advised by GSO / Blackstone (the “GSO / Blackstone Funds”). The Independent Trustees also met separately with their independent legal counsel to consider the GSO / Blackstone Sub-Advisory Agreements.

In evaluating the GSO / Blackstone Sub-Advisory Agreements, the Board drew on materials provided to them by GSO / Blackstone and the Adviser. In deciding whether to approve the GSO / Blackstone Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by GSO / Blackstone with respect to the GSO / Blackstone Funds under the GSO / Blackstone Sub-Advisory Agreements and (ii) investment

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

performance of the GSO / Blackstone Funds. The Board was informed of the portion of the current advisory fee that the Adviser would pay to GSO / Blackstone under the GSO / Blackstone Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the GSO / Blackstone Funds.

The Board considered the background and experience of GSO / Blackstone’s senior management and, in particular, GSO / Blackstone’s experience in investing in senior loan securities. The Board reviewed the GSO / Blackstone Funds’ performance, noting that the performance of the GSO / Blackstone Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each GSO / Blackstone Fund and GSO / Blackstone’s fees paid by the Adviser. The Board also considered whether GSO / Blackstone benefited in other ways from its relationship with the Trusts.

The Board, including the Independent Trustees voting separately, approved the GSO / Blackstone Sub-Advisory Agreements for each GSO / Blackstone Fund after weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreements between the Trusts and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each GSO / Blackstone Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by GSO / Blackstone with respect to the GSO / Blackstone Funds were appropriate; (b) the performance of the GSO / Blackstone Funds had been satisfactory; (c) GSO / Blackstone’s fees for the GSO / Blackstone Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to GSO / Blackstone were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to GSO / Blackstone adequately shared the economies of scale with each applicable GSO / Blackstone Fund by way of the relatively low fee structure of the Trusts.

Approval of Massachusetts Financial Services Company Sub-Advisory Agreements

At an in-person meeting held prior to June 30, 2017, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “MFS Sub-Advisory Agreements”) between the Adviser and Massachusetts Financial Services Company (“MFS”) with respect to the SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF, each a series of the SSGA Active Trust, and SSGA MFS Systematic Core Equity Portfolio, SSGA Systematic Growth Equity Portfolio and SSGA MFS Systematic Value Equity Portfolio, each a series of the SSGA Master Trust, each sub-advised by MFS (the “MFS Funds”). The Independent Trustees also met separately with their independent legal counsel to consider the MFS Sub-Advisory Agreements.

In evaluating the MFS Sub-Advisory Agreements, the Board drew on materials provided to them by MFS and the Adviser. In deciding whether to approve the MFS Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by MFS with respect to the MFS Funds under the MFS Sub-Advisory Agreements and (ii) investment performance of the MFS Funds. The Board was informed of the portion of the current advisory fee that the Adviser would pay to MFS under the MFS Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the MFS Funds.

The Board considered the background and experience of MFS’s senior management and, in particular, MFS’s experience in investing in equity securities. The Board reviewed the MFS Funds’ performance, noting that the performance of the MFS Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each MFS Fund and MFS’s fees paid by the Adviser. The Board also considered whether MFS benefited in other ways from its relationship with the Trusts.

The Board, including the Independent Trustees voting separately, approved the MFS Sub-Advisory Agreements for each MFS Fund after weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreements between the Trusts and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each MFS Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by MFS with respect to the MFS Funds were appropriate; (b) the performance of the MFS Funds had been satisfactory; (c) MFS’s fees for the MFS Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to MFS were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to MFS adequately shared the economies of scale with each applicable MFS Fund by way of the relatively low fee structure of the Trusts.

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Approval of DoubleLine Capital LP Sub-Advisory Agreements

At in-person meetings held prior to June 30, 2017, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “DoubleLine Sub-Advisory Agreements”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to the SPDR DoubleLine Total Return Tactical ETF, a series of the SSGA Active Trust, and State Street DoubleLine Total Return Tactical Portfolio, a series of the SSGA Master Trust, each sub-advised by DoubleLine (together, the “DoubleLine Funds”). The Independent Trustees also met separately with their independent legal counsel to consider the DoubleLine Sub-Advisory Agreements.

In evaluating the DoubleLine Sub-Advisory Agreements, the Board drew on materials provided to them by DoubleLine and the Adviser. In deciding whether to approve the DoubleLine Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by DoubleLine with respect to the DoubleLine Funds under the DoubleLine Sub-Advisory Agreements; and (ii) investment performance of the DoubleLine Funds. The Board was informed of the portion of the advisory fee that the Adviser would pay to DoubleLine under the DoubleLine Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the DoubleLine Funds.

The Board considered the background and experience of DoubleLine’s senior management and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed the DoubleLine Funds’ performance, noting that the performance of the DoubleLine Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each DoubleLine Fund and DoubleLine’s fees paid by the Adviser. The Board also considered whether DoubleLine benefited in other ways from its relationship with the Trusts.

The Board, including the Independent Trustees voting separately, approved the DoubleLine Sub-Advisory Agreements for the DoubleLine Funds after weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreements between the Trusts and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to each of the DoubleLine Sub-Advisory Agreements were as follows: (a) the nature and extent of the services provided by DoubleLine with respect to the DoubleLine Funds were adequate and appropriate; (b) the performance of the DoubleLine Funds had been satisfactory; (c) DoubleLine’s fees for the DoubleLine Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to DoubleLine adequately shared the economies of scale with each applicable DoubleLine Fund by way of the relatively low fee structure of the Trusts.

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
FRANK NESVET c/o SSGA Master Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Retired.	179	None.
DAVID M. KELLY c/o SSGA Master Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	179	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).
BONNY EUGENIA BOATMAN c/o SSGA Master Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	179	None.
DWIGHT D. CHURCHILL c/o SSGA Master Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	179	Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Master Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	179	The Motley Fool Funds Trust (Trustee).

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President and Principal, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012).	255	None.

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Fund Management, Inc. serves as investment adviser.
*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present); Director, Credit Suisse (April 2008-July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005-present).*

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).
JESSE D. HALLEE State Street Bank and Trust Company One Hundred Summer Street, SUM0703 Boston, MA 02111 1976	Secretary	Term: Unlimited Served: since August 2017	Vice President and Senior Counsel, State Street Bank and Trust Company (2013 to present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).**
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Summer Street, SUM 0703 Boston, MA 02111 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,. **
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016-present); Senior Vice President, John Hancock Investments (September 2007-May 2016).
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present); Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012).
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
DANIEL G. PLOURDE SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Assistant Vice President, SSGA Funds Management, Inc. (May 2015-present); Officer, State Street Bank and Trust Company (March 2009-May 2015).

SSGA MASTER TRUST

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request and by calling 1-866-787-2257.

SSGA Master Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce Rosenberg, Treasurer

Ann Carpenter, Vice President; Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Darlene Anderson-Vasquez, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Daniel Plourde, Assistant Treasurer

Jesse D. Hallee, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

For more complete information, please call 866.787.2257 or

visit www.spdrs.com today.

State Street Global Advisors, State Street Financial Center One Lincoln Street Boston, MA 02111

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

Because the SPDR SSGA Active Asset Allocation ETFs are actively managed, they are therefore subject to the risk that the investments selected by SSGA may cause the ETFs to underperform relative to their benchmarks or other funds with similar investment objectives. Actively managed ETFs do not seek to replicate the performance of a specified index.

Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.

Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.

Standard & Poor’s, S&P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.

Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.

State Street Global Advisors Funds Distributors, LLC is the distributor for all registered products on behalf of the adviser. SSGA Funds Management has retained GSO Capital Partners, Massachusetts Financial Services Company & DoubleLine Capital LP as the sub-adviser.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

GSO Capital Partners, Massachusetts Financial Services Company and DoubleLine Capital LP is not affiliated with State Street Global Advisors Funds Distributors, LLC.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 866.787.2257 or visit www.spdrs.com. Read it carefully.

Not FDIC Insured. No Bank Guarantee. May Lose Value.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

State Street Global Advisors	© 2016 State Street Corporation - All Rights Reserved SPDRACTAR IBG-24517

Annual Report

30 June 2017

SSGA Active Trust

SPDR DoubleLine® Emerging Markets Fixed Income ETF (EMTL)

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

Annual Report

June 30, 2017

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR DoubleLine Emerging Markets Fixed Income ETF (the “Fund”) seeks to provide high total return from current income and capital appreciation. The Fund’s benchmark is the JP Morgan Corporate Emerging Market Bond Index Broad Diversified (the “Index”).

For the 12-month period ended June 30, 2017 (the “Reporting Period”), the total return for the Fund was 7.67%, and the Index was 6.81%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Rotation across duration, regional/country selection and corporate versus sovereign exposure were primary drivers of Fund performance during the Reporting Period relative to the Index. The Fund benefited from duration management over the Reporting Period. Duration of the Fund was shortened ahead of the November U.S. Presidential elections. Immediately following the election results, markets saw 10-year U.S. Treasury (UST) yields sharply rise. The Fund began extending duration over 2017, while over this period UST yields broadly remained range bound. The Fund’s regional overweight position to Latin American credits benefited the Fund’s performance. Latin American credit outperformed over the Reporting Period relative to credits domiciled in Central & Eastern Europe, Middle East and Africa (CEEMEA) and Asia. Lastly, Fund performance benefited from sector rotation from Emerging Market (EM) corporate exposure to EM sovereign and quasi-sovereign exposure over the first and second quarter 2017. EM sovereign bonds have outperformed their EM corporate peers year-to-date.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

1

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/13/16, 4/14/16, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR DoubleLine Emerging Markets Fixed Income ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2016 (as supplemented May 1, 2017) is 0.75% (0.65% after fee waiver). Fund returns at Net Asset Value shown in the table below for One Year and Since Inception reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF JUNE 30, 2017

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	JP MORGAN CORPORATE EMERGING MARKET BOND INDEX BROAD DIVERSIFIED*	NET ASSET VALUE	MARKET VALUE	JP MORGAN CORPORATE EMERGING MARKET BOND INDEX BROAD DIVERSIFIED*
ONE YEAR	7.67%	8.42%	6.81%	7.67%	8.42%	6.81%
SINCE INCEPTION (1)	11.49%	11.31%	10.00%	9.35%	9.21%	8.18%

(1)	For the period April 13, 2016 to June 30, 2017.
*	The JP Morgan Corporate Emerging Markets Bond Index Broad Diversified is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.

2

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

3

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF — PORTFOLIO STATISTICS (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2017

DESCRIPTION	PERUSAHAAN PENERBIT SBSN INDONESIA III SERIES 144A 4.15% 3/29/2027	CHILE GOVERNMENT INTERNATIONAL BOND 3.13% 1/21/2026	EXPORT- IMPORT BANK OF INDIA SERIES EMTN 4.00% 1/14/2023	DELEK & AVNER TAMAR BOND, LTD. 4.44% 12/30/2020	DIGICEL GROUP, LTD. SERIES REGS 7.13% 4/01/2022
MARKET VALUE	$913,500	815,912	727,813	716,800	701,040
% OF NET ASSETS	3.3	2.9	2.6	2.6	2.5

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular security.)

PORTFOLIO COMPOSITION*	JUNE 30, 2017
Corporate Bonds & Notes	54.7%
Foreign Government Obligations	39.8
Short-Term Investment	3.9
Other Assets in Excess of Liabilities	1.6
TOTAL	100.0%

*	The Fund’s portfolio composition is expressed as a percentage of net assets and may change over time.

4

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

SCHEDULE OF INVESTMENTS

June 30, 2017

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 54.7%
BRAZIL — 2.9%
MARB BondCo PLC 7.00%, 3/15/2024 (a)	$200,000	$193,250
Petrobras Global Finance B.V.:
7.25%, 3/17/2044	400,000	393,300
7.38%, 1/17/2027	200,000	211,600

		798,150

CHILE — 5.6%
Colbun SA Series REGS, 6.00%, 1/21/2020	500,000	540,492
Empresa Nacional de Telecomunicaciones SA 4.75%, 8/1/2026	200,000	205,917
Inversiones CMPC SA 4.38%, 4/4/2027 (a)	500,000	508,141
SACI Falabella 3.75%, 4/30/2023	300,000	305,960

		1,560,510

CHINA — 7.2%
CNOOC Finance 2011, Ltd. Series REGS, 4.25%, 1/26/2021	200,000	210,339
CNOOC Finance 2015 USA LLC 3.50%, 5/5/2025	500,000	499,365
CNPC General Capital, Ltd. Series REGS, 3.40%, 4/16/2023	400,000	407,652
CNPC HK Overseas Capital, Ltd. Series REGS, 4.50%, 4/28/2021	200,000	212,764
Sinopec Group Overseas Development 2016, Ltd. Series REGS, 2.75%, 9/29/2026	700,000	654,547

		1,984,667

HONG KONG — 2.2%
CK Hutchison International 17, Ltd. 3.50%, 4/5/2027 (a)	400,000	401,789
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/8/2022	200,000	204,260

		606,049

INDIA — 11.7%
Adani Ports & Special Economic Zone, Ltd. Series REGS, 3.50%, 7/29/2020	500,000	504,938
Bharat Petroleum Corp., Ltd. Series EMTN, 4.00%, 5/8/2025	500,000	509,289
Bharti Airtel International Netherlands B.V. Series REGS, 5.13%, 3/11/2023	300,000	315,747
Bharti Airtel, Ltd. Series REGS, 4.38%, 6/10/2025	200,000	199,997
Indian Oil Corp., Ltd. 5.75%, 8/1/2023	400,000	450,098
ONGC Videsh Vankorneft Pte, Ltd. 3.75%, 7/27/2026	600,000	592,989
Reliance Holding USA, Inc. Series REGS, 4.50%, 10/19/2020	650,000	684,937

		3,257,995

ISRAEL — 2.6%
Delek & Avner Tamar Bond, Ltd. 4.44%, 12/30/2020 (a)	700,000	716,800

JAMAICA — 2.5%
Digicel Group, Ltd. Series REGS, 7.13%, 4/1/2022	800,000	701,040

MALAYSIA — 6.0%
Axiata SPV2 Bhd Series 2, 3.47%, 11/19/2020	400,000	409,067
Gohl Capital, Ltd. 4.25%, 1/24/2027	600,000	621,706
Petronas Capital, Ltd. Series REGS, 3.50%, 3/18/2025	600,000	621,318

		1,652,091

MEXICO — 6.1%
America Movil SAB de CV 3.13%, 7/16/2022	400,000	407,872
Banco Inbursa SA Institucion de Banca Multiple 4.38%, 4/11/2027 (a)	300,000	300,060
Grupo Idesa SA de CV 7.88%, 12/18/2020	200,000	181,000
Grupo Posadas SAB de CV Series REGS, 7.88%, 6/30/2022	300,000	309,750
Sigma Alimentos SA de CV Series REGS, 4.13%, 5/2/2026	500,000	508,000

		1,706,682

PANAMA — 1.9%
Autoridad del Canal de Panama Series REGS, 4.95%, 7/29/2035	200,000	218,000
Global Bank Corp. Series REGS, 4.50%, 10/20/2021	300,000	307,050

		525,050

PERU — 1.5%
Transportadora de Gas del Peru SA 4.25%, 4/30/2028	400,000	415,000

QATAR — 2.1%
Ooredoo International Finance, Ltd. Series REGS, 3.88%, 1/31/2028	600,000	592,733

SINGAPORE — 2.4%
Oversea-Chinese Banking Corp., Ltd. Series REGS, USD 5 Year Swap Rate + 2.20%, 4.00%, 10/15/2024 (b)	200,000	205,184
Temasek Financial I, Ltd. Series REGS, 2.38%, 1/23/2023	250,000	246,956
United Overseas Bank, Ltd. Series EMTN, USD 5 year Swap Rate + 2.00%, 3.75%, 9/19/2024 (b)	200,000	203,930

		656,070

TOTAL CORPORATE BONDS & NOTES (Cost $15,014,671)		15,172,837

See accompanying notes to financial statements.

5

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS — 39.8%
ARGENTINA — 3.0%
Argentine Republic Government International Bond 6.88%, 1/26/2027	$400,000	$414,400
Provincia de Buenos Aires Series REGS, 7.88%, 6/15/2027	400,000	414,120

		828,520

BRAZIL — 1.7%
Brazilian Government International Bond 5.63%, 1/7/2041	500,000	481,250

CHILE — 3.7%
Chile Government International Bond:
3.13%, 1/21/2026	800,000	815,912
3.86%, 6/21/2047	200,000	201,106

		1,017,018

COSTA RICA — 1.3%
Costa Rica Government International Bond 10.00%, 8/1/2020	300,000	350,250

DOMINICAN REPUBLIC — 3.4%
Dominican Republic International Bond:
5.95%, 1/25/2027 (a)	300,000	313,500
Series REGS, 5.95%, 1/25/2027	300,000	313,500
Series REGS, 6.85%, 1/27/2045	300,000	319,500

		946,500

GUATEMALA — 0.7%
Guatemala Government Bond 4.50%, 5/3/2026	200,000	202,118

INDIA — 2.6%
Export-Import Bank of India Series EMTN, 4.00%, 1/14/2023	700,000	727,813

INDONESIA — 3.3%
Perusahaan Penerbit SBSN Indonesia III 4.15%, 3/29/2027 (a)	900,000	913,500

ISRAEL — 1.4%
Israel Government International Bond 2.88%, 3/16/2026	400,000	397,816

MALAYSIA — 1.4%
Malaysia Sovereign Sukuk Bhd 3.04%, 4/22/2025	400,000	399,360

MEXICO — 4.5%
Mexico Government International Bond:
4.13%, 1/21/2026	500,000	520,005
4.15%, 3/28/2027	500,000	517,830
Series MTN, 4.75%, 3/8/2044	220,000	220,262

		1,258,097

PANAMA — 3.7%
Panama Government International Bond:
3.88%, 3/17/2028	600,000	615,066
4.30%, 4/29/2053	200,000	196,274
4.50%, 5/15/2047	200,000	202,878

		1,014,218

PERU — 1.9%
Corp. Financiera de Desarrollo SA Series REGS, 4.75%, 7/15/2025	500,000	535,625

PHILIPPINES — 3.1%
Philippine Government International Bond:
3.70%, 2/2/2042	300,000	302,880
4.20%, 1/21/2024	500,000	546,800

		849,680

POLAND — 1.6%
Poland Government International Bond 5.13%, 4/21/2021	400,000	440,216

SOUTH KOREA — 2.5%
Korea Development Bank 3.00%, 1/13/2026	200,000	198,656
Korea International Bond 2.75%, 1/19/2027	500,000	490,855

		689,511

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $10,935,543)		11,051,492

	Shares
SHORT-TERM INVESTMENT — 3.9%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.92% (c) (d) (Cost $1,072,343)	1,072,343	1,072,343

TOTAL INVESTMENTS — 98.4% (Cost $27,022,557)		27,296,672
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.6%		451,530

NET ASSETS — 100.0%		$27,748,202

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 12.1% of net assets as of June 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2017.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2017.

See accompanying notes to financial statements.

6

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Brazil	$—	$798,150	$—	$798,150
Chile	—	1,560,510	—	1,560,510
China	—	1,984,667	—	1,984,667
Hong Kong	—	606,049	—	606,049
India	—	3,257,995	—	3,257,995
Israel	—	716,800	—	716,800
Jamaica	—	701,040	—	701,040
Malaysia	—	1,652,091	—	1,652,091
Mexico	—	1,706,682	—	1,706,682
Panama	—	525,050	—	525,050
Peru	—	415,000	—	415,000
Qatar	—	592,733	—	592,733
Singapore	—	656,070	—	656,070
Foreign Government Obligations
Argentina	—	828,520	—	828,520
Brazil	—	481,250	—	481,250
Chile	—	1,017,018	—	1,017,018
Costa Rica	—	350,250	—	350,250
Dominican Republic	—	946,500	—	946,500
Guatemala	—	202,118	—	202,118
India	—	727,813	—	727,813
Indonesia	—	913,500	—	913,500
Israel	—	397,816	—	397,816
Malaysia	—	399,360	—	399,360
Mexico	—	1,258,097	—	1,258,097
Panama	—	1,014,218	—	1,014,218
Peru	—	535,625	—	535,625
Philippines	—	849,680	—	849,680
Poland	—	440,216	—	440,216
South Korea	—	689,511	—	689,511
Short-Term Investment	1,072,343	—	—	1,072,343

TOTAL INVESTMENTS	$1,072,343	$26,224,329	$—	$27,296,672

Affiliate Table

	Number of Shares Held at 6/30/16	Value at 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/17	Value at 6/30/17	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	141,281	$141,281	12,796,283	12,937,564	—	$—	$969	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	2,429,257	1,356,914	1,072,343	1,072,343	322	—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	24,136,395	24,136,395	—	—	2,984	—

TOTAL		$141,281				$1,072,343	$4,275	$—

See accompanying notes to financial statements.

7

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$26,224,329
Investments in affiliated issuers, at value (Note 2)	1,072,343

Total Investments	27,296,672
Receivable for investments sold	525,206
Interest receivable — unaffiliated issuers (Note 2)	345,160
Dividends receivable — affiliated issuers (Note 2)	240
Receivable from Adviser (Note 3)	2,113

TOTAL ASSETS	28,169,391

LIABILITIES
Payable for investments purchased	403,772
Advisory fee payable (Note 3)	17,158
Trustees’ fees and expenses payable (Note 4)	13
Accrued expenses and other liabilities	246

TOTAL LIABILITIES	421,189

NET ASSETS	$27,748,202

NET ASSETS CONSIST OF:
Paid-in Capital (Note 6)	$27,256,355
Undistributed (distribution in excess of) net investment income (loss)	78,204
Accumulated net realized gain (loss) on investments	139,528
Net unrealized appreciation (depreciation) on:
Investments	274,115

NET ASSETS	$27,748,202

NET ASSET VALUE PER SHARE
Net asset value per share	$50.45

Shares outstanding (unlimited amount authorized, no par value)	550,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$25,950,214
Investments in affiliated issuers	1,072,343

Total cost of investments	$27,022,557

See accompanying notes to financial statements.

8

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2017

INVESTMENT INCOME
Interest income — unaffiliated issuers (Note 2)	$1,265,380
Dividend income — affiliated issuers (Note 2)	4,275
Foreign taxes withheld	(211)

TOTAL INVESTMENT INCOME (LOSS)	1,269,444

EXPENSES
Advisory fees (Note 3)	231,324
Trustees’ fees and expenses (Note 4)	404
Miscellaneous expenses	734

TOTAL EXPENSES	232,462

Expenses waived/reimbursed by the Adviser (Note 3)	(31,248)

NET EXPENSES	201,214

NET INVESTMENT INCOME (LOSS)	1,068,230

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,818,115

Net realized gain (loss)	1,818,115

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(543,528)

Net change in unrealized appreciation/depreciation	(543,528)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,274,587

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$2,342,817

See accompanying notes to financial statements.

9

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended 6/30/17	For the Period 4/13/16* - 6/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,068,230	$335,510
Net realized gain (loss)	1,818,115	62,170
Net change in unrealized appreciation/depreciation	(543,528)	817,643

Net increase (decrease) in net assets resulting from operations	2,342,817	1,215,323

Net equalization credits and charges (Note 2)	4,915	—

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,136,725)	(188,811)
Net realized gains	(1,500,330)	—

Total distributions to shareholders	(2,637,055)	(188,811)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	2,484,201	37,500,000
Cost of shares redeemed	(13,109,131)	—
Net income equalization (Note 2)	(4,915)	—
Other capital (Note 6)	28,358	112,500

Net increase (decrease) in net assets from beneficial interest transactions	(10,601,487)	37,612,500

Net increase (decrease) in net assets during the period	(10,890,810)	38,639,012

Net assets at beginning of period	38,639,012	—

NET ASSETS AT END OF PERIOD	$27,748,202	$38,639,012

Undistributed (distribution in excess of) net investment income (loss)	$78,204	$146,699

SHARES OF BENEFICIAL INTEREST:
Shares sold	50,000	750,000
Shares redeemed	(250,000)	—

Net increase (decrease)	(200,000)	750,000

*	Inception date.

See accompanying notes to financial statements.

10

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	Year Ended 6/30/17	For the Period 4/14/16* - 6/30/16
Net asset value, beginning of period	$51.52	$50.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.77	0.45
Net realized and unrealized gain (loss)	1.91	1.17

Total from investment operations	3.68	1.62

Net equalization credits and charges (a)	0.01	—

Other capital (a)	0.05	0.15

Distributions to shareholders from:
Net investment income	(1.81)	(0.25)
Net realized gains	(3.00)	—

Total distributions	(4.81)	(0.25)

Net asset value, end of period	$50.45	$51.52

Total return (b)	7.67%	3.55%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$27,748	$38,639
Ratios to average net assets:
Total expenses	0.75%	0.75	%(c)
Net expenses	0.65%	0.65	%(c)
Net investment income (loss)	3.46%	4.15	%(c)
Portfolio turnover rate (d)	141%	12	%(e)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(c)	Annualized.
(d)	Portfolio turnover rate excludes transactions involving securities received or delivered from in-kind processing of creations or redemptions.
(e)	Not annualized.

See accompanying notes to financial statements.

11

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2017

1.	Organization

SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of June 30, 2017, the Trust consists of twelve (12) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at no par value. The financial statements herein relate only to the SPDR DoubleLine Emerging Markets Fixed Income ETF (the “Fund”).

The Fund is classified as a diversified investment company under the 1940 Act.

The Fund was formed on April 13, 2016 and commenced operations on April 14, 2016.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Fund. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value the Fund’s investments by major category are as follows:

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.

•	Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.

•	Debt obligations (including short-term investments) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated bid prices.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

12

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying benchmarks. Various inputs are used in determining the value of the Fund’s investments.

The Fund values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017 is disclosed in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Fund had no transfers between levels for the period ended June 30, 2017.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund within the Trust.

Distributions

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

Equalization

The Fund in the Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result,

13

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Fund has entered into an Investment Advisory Agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”). For its advisory services to the Fund, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a fee accrued daily and paid monthly, at the rate of 0.75% of the Fund’s average daily net assets.

SSGA FM has contractually agreed to waive its advisory fee and/or reimburse certain expenses, until October 31, 2017, so that the net annual fund operating expenses of the Fund will be limited to 0.65% of the Fund’s average daily net assets before application of any extraordinary expenses or acquired fund fees and expenses. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2017, the waiver and/or reimbursement may be cancelled or modified at any time. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Board. For the period ended June 30, 2017, fees waived and expenses reimbursed by the Advisor, pursuant to the Agreement, was $31,248.

The Adviser pays all expenses of the Fund other than the management fee, distribution fee pursuant to the Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

DoubleLine Capital LP receives fees for its services as the sub-advisor to the Fund from the Adviser.

Administrator, Sub-Administrator, Custodian and Transfer Agent Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Distribution Fees

State Street Global Advisor Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the Distributor of the Trust. Effective May 1, 2017, the distributor’s name changed from State Street Global Markets, LLC to State Street Global Advisors Funds Distributors, LLC.

Prior to March 1, 2017, pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund was authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution-related activities. Effective March 1, 2017, the Trust’s Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act, which had not been operational, was terminated.

Other Transactions with Affiliates

The Fund may invest in affiliated entities, including securities issued by State Street Corp., affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2017 are disclosed in the Schedule of Investments.

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of June 30, 2017, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 10% of a Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 10% of the aggregate shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Number of 10% Affiliated Account Holders	Percentage of Affiliated Ownership
1	56.73%

14

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Investment Transactions

Purchases and sales of investments (excluding short term investments) for the period ended June 30, 2017, were as follows:

U.S. Government Obligations		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$41,098,122	$53,990,919

6.	Shareholder Transactions

The Fund issues and redeems its shares, at NAV, only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets.

The consideration for the purchase of Creation Units of the Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statement of Changes in Net Assets.

7.	Income Tax Information

The Fund has qualified and intends to continue to qualify for as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for Tax. In addition, the Fund claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the period ended June 30, 2016 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR DoubleLine Emerging Markets Fixed Income ETF	$188,811	$—	$—	$188,811

15

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

The tax character of distributions paid during the period ended June 30, 2017 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR DoubleLine Emerging Markets Fixed Income ETF	$2,637,055	$—	$—	$2,637,055

At June 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
SPDR DoubleLine Emerging Markets Fixed Income ETF	$217,732	$—	$—	$274,115	$—	$491,847

As of June 30, 2017, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR DoubleLine Emerging Markets Fixed Income ETF	$27,022,557	$378,361	$104,246	$274,115

8.	Line of Credit

Effective October 13, 2016, the Fund and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. The agreement expires October 12, 2017 unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR Rate.

The Fund had no outstanding loans as of June 30, 2017.

9.	Risks

Concentration of Risk

As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified.

Foreign and Emerging Markets Risk

Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

16

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Market and Credit Risk

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.	New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact of the adoption of the amendments to Regulation S-X on the financial statements of the Fund and concluded that it will be limited to additional disclosures.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

17

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

SSGA Active Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SPDR DoubleLine Emerging Markets Fixed Income ETF (the “Fund”) (one of the portfolios constituting SSGA Active Trust) as of June 30, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SPDR DoubleLine Emerging Markets Fixed Income ETF (one of the portfolios constituting SSGA Active Trust) at June 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

18

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION

June 30, 2017 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2017 to June 30, 2017.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SPDR DoubleLine Emerging Markets Fixed Income ETF	0.65%	$1,053.10	$3.31	$1,021.60	$3.26

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2017.

Qualified Interest Income

The Fund reports the maximum amount allowable of its net taxable income and short-term capital gains as qualified interest income.

Long term capital gains dividends were paid during the year ended June 30, 2017:

Amount
SPDR DoubleLine Emerging Markets Fixed Income ETF	$127,866

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at http://www.spdrs.com.

19

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the SEC, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Fund’s website at www.spdrs.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-997-7327 (toll free) and on the Fund’s website at www.spdrs.com.

20

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Approval of Advisory Agreement

At in-person meetings held prior to June 30, 2017, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the SPDR DoubleLine Emerging Markets Fixed Income ETF, an operational series of SSGA Active Trust (the “Fund”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Fund under the Agreement, (ii) investment performance of the Fund, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Fund grows.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of the Fund in accordance with the Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the Fund as an exchange-traded fund and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Fund. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing the Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in active management, managing exchange-traded funds and overseeing third-party sub-advisers.

Investment Performance

The Board then reviewed the Fund’s performance. The Board compared the Fund’s investment performance to the performance of an appropriate benchmark (gross of expenses). The Board noted that because the Fund did not have a full calendar year of performance, a comparison against a group of comparable funds was not available. The Board considered that the Fund outperformed its benchmark index since inception. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Profits Realized by Adviser

The Board considered the profitability of the advisory arrangement with the Fund to the Adviser, including data on the Fund’s historical profitability to the Adviser. The Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated the Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds for the Fund based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds.

21

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as the Fund’s assets grow in size. The Board noted that the Agreement did not provide for breakpoints in the Fund’s advisory fee rates as assets of the Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Fund by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Fund from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion

The Board, including the Independent Trustees voting separately, approved the Agreement for the Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the Fund were appropriate; (b) the performance of the Fund had been satisfactory; (c) the Adviser’s unitary fee for the Fund, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trust’s relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser shared the economies of scale with respect to the Fund by way of the relatively low fee structure of the Trust.

Approval of DoubleLine Capital LP Sub-Advisory Agreement

At in-person meetings held prior to June 30, 2017, the Board also considered proposals to continue the Sub-Advisory Agreement (the “DoubleLine Sub-Advisory Agreement”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to the Fund, under which the Fund would be sub-advised by DoubleLine. The Independent Trustees also met separately with their independent legal counsel to consider the DoubleLine Sub-Advisory Agreement.

In evaluating the DoubleLine Sub-Advisory Agreement, the Board drew on materials provided to them by DoubleLine and the Adviser. In deciding whether to approve the DoubleLine Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by DoubleLine with respect to the Fund under the DoubleLine Sub-Advisory Agreement; and (ii) investment performance of the Fund. The Board was informed of the portion of the advisory fee that the Adviser would pay to DoubleLine under the DoubleLine Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Fund.

The Board considered the background and experience of DoubleLine’s senior management and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed the Fund’s performance, noting that the performance of the Fund was satisfactory. The Board also considered the unitary fee paid to the Adviser by the Fund and DoubleLine’s fees paid by the Adviser. The Board also considered whether DoubleLine benefited in other ways from its relationship with the Trust.

The Board, including the Independent Trustees voting separately, approved the DoubleLine Sub-Advisory Agreement for the Fund after weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreement between the Trust and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the DoubleLine Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by DoubleLine with respect to the Fund were adequate and appropriate; (b) the performance of the Fund had been satisfactory; (c) DoubleLine’s fees for the Fund and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to DoubleLine adequately shared the economies of scale with the Fund by way of the relatively low fee structure of the Trust.

22

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
FRANK NESVET c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Retired.	179	None.
DAVID M. KELLY c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	179	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).
BONNY EUGENIA BOATMAN c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	179	None.
DWIGHT D. CHURCHILL c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	179	Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	179	The Motley Fool Funds Trust (Trustee).

23

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President and Principal, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012).	255	SSGA SPDR ETFs Europe I plc (Director) (November 2016-present); SSGA SPDR ETFs Europe II plc (Director) (November 2016-present).

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Fund Management, Inc. serves as investment adviser.
*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

OFFICERS

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present); Director, Credit Suisse (April 2008-July 2015).

24

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005-present).*
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).
JESSE D. HALLEE State Street Bank and Trust Company One Hundred Summer Street, SUM0703 Boston, MA 02111 1976	Secretary	Term: Unlimited Served: since August 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013-present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).**
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Summer Street, SUM 0703 Boston, MA 02111 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,. **
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016-present); Senior Vice President, John Hancock Investments (September 2007-May 2016).
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present); Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012).

25

SSGA Active Trust

SPDR DoubleLine Emerging Markets Fixed Income ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
DANIEL G. PLOURDE SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Assistant Vice President, SSGA Funds Management, Inc. (May 2015-present); Officer, State Street Bank and Trust Company (March 2009-May 2015).
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request and by calling 1-866-787-2257.

26

SSGA Active Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce Rosenberg, Treasurer

Ann Carpenter, Vice President and Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Darlene Anderson-Vasquez, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Daniel G. Plourde, Assistant Treasurer

Jesse D. Hallee, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Advisors Funds Distributors, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Fund Shares are distributed by State Street Global Advisors Funds Distributors, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

SPDREMTLAR  IBG-24483

Annual Report

30 June 2017

SSGA Active Trust

SPDR DoubleLine® Short Duration Total Return Tactical ETF (STOT)

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

Annual Report

June 30, 2017

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR DoubleLine Short Duration Total Return Tactical ETF (the “Fund”) seeks to maximize current income with a dollar-weighted average effective duration between one and three years. The Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate 1-3 Year Index (the “Index”).

For the 12-month period ended June 30, 2017 (the “Reporting Period”), the total return for the Fund was 1.14%, and the total return for the Index was 0.38%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund outperformed the Index during the Reporting Period. With a meaningful increase in short term U.S. interest rates over the trailing 12-month period, carry and spread compression were the thematic drivers of this outperformance. Demand for shorter duration paper across products amidst the increasingly hawkish tone from the Federal Reserve meant strong returns for such positions.

On a sector level, the top performing allocations within the Fund were commercial mortgage-backed securities (CMBS) and merging market-related positions. The former benefited from strong coupon income from legacy positions and an increase in demand for short duration securitized risk. Emerging market positions benefited from a relentless narrowing of credit spreads and healthy inflows into funds focused in this space. For similar reasons as CMBS, asset-backed securities saw strong returns as spreads tightened into the end of June. The worst performing sector was agency mortgage-backed securities, which suffered from low coupon income and limited spread compression to offset the price declines due to the increase in benchmark rates over this period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

1

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until one day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (4/13/16, 4/14/16, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for SPDR DoubleLine Short Duration Total Return Tactical ETF as stated in the Fees and Expenses table of the prospectus dated October 31, 2016 (as supplemented May 1, 2017) is 0.50% (0.45% after fee waiver). Fund returns at Net Asset Value shown in the table below for One Year and Since Inception reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF JUNE 30, 2017

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	BLOOMBERG BARCLAYS U.S. AGGREGATE 1-3 YEAR INDEX*	NET ASSET VALUE	MARKET VALUE	BLOOMBERG BARCLAYS U.S. AGGREGATE 1-3 YEAR INDEX*
ONE YEAR	1.14%	0.59%	0.38%	1.14%	0.59%	0.38%
SINCE INCEPTION (1)	2.19%	1.91%	1.01%	1.80%	1.57%	0.83%

(1)	For the period April 13, 2016 to June 30, 2017.
*	The Bloomberg Barclays U.S. Aggregate 1-3 Year Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market that have a remaining maturity of greater than or equal to 1 year and less than 3 years. The index includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States.

2

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

3

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF —

PORTFOLIO STATISTICS (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2017

DESCRIPTION	FEDERAL NATIONAL MORTGAGE ASSOCIATION SERIES 2012-32, CLASS DA, CMO, REMIC 2.00% 11/25/2026	FEDERAL HOME LOAN MORTGAGE CORP. SERIES 4030, CLASS AN, CMO, REMIC 1.75% 4/15/2027	TREASURY NOTES 0.88% 3/31/2018	TREASURY NOTES 0.88% 11/30/2017	TREASURY NOTES 0.88% 5/31/2018
MARKET VALUE	$3,097,537	2,864,344	1,296,451	1,158,863	1,155,847
% OF NET ASSETS	8.9	8.3	3.7	3.3	3.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

PORTFOLIO COMPOSITION AS OF JUNE 30, 2017*	% OF NET ASSETS
U.S. Government Agency Obligations	32.0%
Corporate Bonds & Notes	25.8
U.S. Treasury Obligations	23.7
Mortgage-Backed Securities	6.9
Foreign Government Obligations	4.8
Asset-Backed Securities	3.6
Senior Floating Rate Loans	1.9
Short-Term Investment	0.8
Other Assets in Excess of Liabilities	0.5
TOTAL	100.0%

*	The Fund’s portfolio composition is expressed as a percentage of net assets and may change over time.

4

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

SCHEDULE OF INVESTMENTS

June 30, 2017

Security Description	Principal Amount	Value

CORPORATE BONDS & NOTES — 25.8%
AEROSPACE & DEFENSE — 0.5%
United Technologies Corp.:
1.50%, 11/1/2019	$120,000	$119,282
1.90%, 5/4/2020	55,000	55,088

		174,370

AGRICULTURE — 0.6%
Philip Morris International, Inc. 5.65%, 5/16/2018	135,000	139,644
Reynolds American, Inc. 3.25%, 6/12/2020	65,000	66,919

		206,563

AUTO MANUFACTURERS — 1.5%
American Honda Finance Corp. Series MTN, 1.20%, 7/12/2019	170,000	168,189
General Motors Financial Co., Inc. 2.65%, 4/13/2020	110,000	110,508
Kia Motors Corp. 2.63%, 4/21/2021 (a)	200,000	198,742
Toyota Motor Credit Corp. 1.95%, 4/17/2020	50,000	50,005

		527,444

BANKS — 7.7%
Banco del Estado de Chile Series REGS, 3.88%, 2/8/2022	200,000	208,625
Banco Santander Mexico SA Series REGS, 5 Year CMT Rate + 4.58%, 5.95%, 1/30/2024 (b)	200,000	208,250
Bank of America Corp. 2.00%, 1/11/2018	170,000	170,260
Bank of Montreal:
Series MTN, 1.50%, 7/18/2019	35,000	34,678
Series MTN, 2.10%, 12/12/2019	115,000	115,214
BB&T Corp. Series MTN, 2.25%, 2/1/2019	75,000	75,505
Citigroup, Inc.:
2.05%, 12/7/2018	130,000	130,179
3 Month USD LIBOR + 0.96%, 2.12%, 4/25/2022 (b)	70,000	70,391
Commonwealth Bank of Australia 2.25%, 3/10/2020 (a)	105,000	105,226
DBS Group Holdings, Ltd. Series GMTN, USD 5 Year Swap Rate + 2.39%, 3.60%, 9/7/2021 (b)	200,000	199,634
Global Bank Corp. 4.50%, 10/20/2021 (a)	200,000	204,700
Goldman Sachs Group, Inc.:
2.30%, 12/13/2019	115,000	115,327
2.90%, 7/19/2018	30,000	30,323
JPMorgan Chase & Co. 2.25%, 1/23/2020	140,000	140,417
Morgan Stanley Series GMTN, 2.45%, 2/1/2019	150,000	151,060
MUFG Americas Holdings Corp. 2.25%, 2/10/2020	60,000	60,064
PNC Financial Services Group, Inc. 4.38%, 8/11/2020	95,000	100,991
Royal Bank of Canada:
1.50%, 7/29/2019	90,000	89,206
2.00%, 12/10/2018	25,000	25,078

Toronto-Dominion Bank Series GMTN, 1.75%, 7/23/2018	145,000	145,202
Wells Fargo & Co.:
Series GMTN, 1.50%, 1/16/2018	70,000	69,978
Series N, 2.15%, 1/30/2020	70,000	70,132
Westpac Banking Corp. 1.60%, 8/19/2019	140,000	138,834

		2,659,274

BEVERAGES — 0.5%
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/1/2019	110,000	110,243
Molson Coors Brewing Co. 1.45%, 7/15/2019	55,000	54,326

		164,569

BIOTECHNOLOGY — 0.9%
Amgen, Inc. 2.20%, 5/11/2020	175,000	175,863
Celgene Corp. 2.13%, 8/15/2018	145,000	145,546

		321,409

CHEMICALS — 0.2%
Sherwin-Williams Co. 2.25%, 5/15/2020	70,000	70,144

DIVERSIFIED FINANCIAL SERVICES — 0.7%
American Express Credit Corp. Series MTN, 2.20%, 3/3/2020	120,000	120,657
National Rural Utilities Cooperative Finance Corp. 2.30%, 11/15/2019	115,000	115,761

		236,418

ELECTRIC — 1.4%
Comision Federal de Electricidad 4.88%, 5/26/2021	200,000	212,750
Consolidated Edison, Inc. Series A, 2.00%, 3/15/2020	150,000	149,971
Southern Co.:
1.85%, 7/1/2019	65,000	64,722
2.45%, 9/1/2018	50,000	50,337

		477,780

FOOD — 1.0%
General Mills, Inc. 2.20%, 10/21/2019	115,000	115,739
Kraft Heinz Foods Co. 2.00%, 7/2/2018	115,000	115,291
Kroger Co. 6.15%, 1/15/2020	95,000	103,768

		334,798

HEALTH CARE PRODUCTS — 0.7%
Medtronic Global Holdings SCA 1.70%, 3/28/2019	130,000	130,073
Thermo Fisher Scientific, Inc.:
2.15%, 12/14/2018	80,000	80,195
3.60%, 8/15/2021	20,000	20,837

		231,105

HEALTH CARE SERVICES — 0.5%
Anthem, Inc. 2.30%, 7/15/2018	45,000	45,248
Laboratory Corp. of America Holdings 2.50%, 11/1/2018	130,000	130,783

		176,031

See accompanying notes to financial statements.

5

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

HOUSEWARES — 0.3%
Newell Brands, Inc.:
2.60%, 3/29/2019	$14,000	$14,136
3.15%, 4/1/2021	95,000	97,303

		111,439

INSURANCE — 1.2%
Berkshire Hathaway Finance Corp.:
1.30%, 8/15/2019	155,000	153,752
1.70%, 3/15/2019	20,000	20,041
New York Life Global Funding 2.00%, 4/9/2020 (a)	35,000	34,995
Nuveen Finance LLC 2.95%, 11/1/2019 (a)	110,000	111,572
Prudential Financial, Inc. Series D, 7.38%, 6/15/2019	90,000	99,175

		419,535

INTERNET — 0.3%
Amazon.com, Inc. 2.60%, 12/5/2019	110,000	112,039

IT SERVICES — 0.2%
Hewlett Packard Enterprise Co.:
2.85%, 10/5/2018	70,000	70,793
3.60%, 10/15/2020	10,000	10,303

		81,096

MACHINERY, CONSTRUCTION & MINING — 0.3%
Caterpillar Financial Services Corp.:
Series GMTN, 1.70%, 6/16/2018	40,000	40,045
Series MTN, 2.10%, 1/10/2020	70,000	70,198

		110,243

MACHINERY-DIVERSIFIED — 0.5%
John Deere Capital Corp.:
Series MTN, 1.60%, 7/13/2018	60,000	60,045
Series MTN, 1.95%, 1/8/2019	85,000	85,346
Series MTN, 1.95%, 6/22/2020	20,000	20,008

		165,399

MEDIA — 0.4%
Comcast Corp.:
5.15%, 3/1/2020	100,000	108,371
5.88%, 2/15/2018	35,000	35,920

		144,291

OIL & GAS — 1.5%
BP Capital Markets PLC 1.68%, 5/3/2019	145,000	144,478
Chevron Corp.:
1.56%, 5/16/2019	45,000	44,863
1.99%, 3/3/2020	45,000	45,119
Petrobras Global Finance B.V. 6.13%, 1/17/2022	200,000	206,300
Shell International Finance B.V. 1.38%, 5/10/2019	75,000	74,541

		515,301

PHARMACEUTICALS — 2.0%
AbbVie, Inc. 1.80%, 5/14/2018	70,000	70,088
AstraZeneca PLC 2.38%, 11/16/2020	145,000	146,157
Cardinal Health, Inc.:
1.95%, 6/14/2019	50,000	50,063
1.95%, 6/15/2018	75,000	75,208

Express Scripts Holding Co. 2.25%, 6/15/2019	110,000	110,313
McKesson Corp. 2.28%, 3/15/2019	100,000	100,521
Mylan NV 2.50%, 6/7/2019	70,000	70,569
Shire Acquisitions Investments Ireland DAC 1.90%, 9/23/2019	90,000	89,585

		712,504

PIPELINES — 0.3%
Kinder Morgan, Inc. 3.05%, 12/1/2019	100,000	101,657

REAL ESTATE INVESTMENT TRUSTS — 0.3%
Boston Properties L.P. 5.88%, 10/15/2019	40,000	42,889
Simon Property Group L.P. 2.20%, 2/1/2019	55,000	55,317

		98,206

RETAIL — 0.2%
CVS Health Corp. 1.90%, 7/20/2018	65,000	65,168

SEMICONDUCTORS — 0.5%
Broadcom Corp./Broadcom Cayman Finance, Ltd. 2.38%, 1/15/2020 (a)	35,000	35,071
QUALCOMM, Inc. 2.10%, 5/20/2020	140,000	140,670

		175,741

TELECOMMUNICATIONS — 1.2%
British Telecommunications PLC 5.95%, 1/15/2018	100,000	102,241
Cisco Systems, Inc. 1.40%, 9/20/2019	130,000	129,012
Orange SA 2.75%, 2/6/2019	105,000	106,220
Verizon Communications, Inc. 2.95%, 3/15/2022 (a)	92,000	92,561

		430,034

TEXTILES — 0.4%
Cintas Corp. No. 2 2.90%, 4/1/2022	135,000	137,074

TOTAL CORPORATE BONDS & NOTES (Cost $8,938,208)		8,959,632

FOREIGN GOVERNMENT OBLIGATIONS — 4.8%
Chile Government International Bond 2.25%, 10/30/2022	200,000	197,638
Dominican Republic International Bond Series REGS, 7.50%, 5/6/2021	200,000	221,000
Guatemala Government Bond Series REGS, 5.75%, 6/6/2022	200,000	217,962
Korea Development Bank 2.50%, 1/13/2021	200,000	199,224
Mexico Government International Bond Series GMTN, 3.50%, 1/21/2021	150,000	155,935
Poland Government International Bond 5.13%, 4/21/2021	200,000	220,108
Qatar Government International Bond Series REGS, 2.38%, 6/2/2021	200,000	195,077
Wakala Global Sukuk Bhd Series REGS, 4.65%, 7/6/2021	250,000	270,150

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,681,422)		1,677,094

See accompanying notes to financial statements.

6

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.0%
Federal Home Loan Mortgage Corp.:
Series 4030, Class AN, CMO, REMIC, 1.75%, 4/15/2027	$2,893,608	$2,864,344
Series 4060, Class QA, CMO, REMIC, 1.50%, 9/15/2026	1,065,027	1,053,572
Series 4125, Class FA, CMO, REMIC, 1 Month LIBOR + 0.35%, 1.51%, 11/15/2042 (b)	582,912	582,877
Series 4582, Class HA, 3.00%, 9/15/2045	829,807	845,038
Series K722, Class X1, IO, 1.44%, 3/25/2023 (b)	503,995	30,794
Federal National Mortgage Association:
3.00%, 11/1/2036	646,008	655,586
Series 2012-32, Class DA, CMO, REMIC, 2.00%, 11/25/2026	3,098,693	3,097,537
Series 2017-13, Class ML, CMO, REMIC, 3.00%, 8/25/2041	976,763	994,572
Series 2017-2, Class HA, CMO, REMIC, 3.00%, 9/25/2041	974,620	990,473

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $11,142,055)		11,114,793

U.S. TREASURY OBLIGATIONS — 23.7%
Treasury Notes:
0.63%, 8/31/2017	1,100,000	1,099,296
0.75%, 10/31/2018	440,000	436,669
0.88%, 11/30/2017	1,160,000	1,158,863
0.88%, 3/31/2018	1,300,000	1,296,451
0.88%, 5/31/2018	1,160,000	1,155,847
1.00%, 3/15/2018	1,080,000	1,078,305
1.38%, 9/30/2020	1,020,000	1,012,462
1.63%, 6/30/2020	1,000,000	1,001,950

TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,245,654)		8,239,843

SENIOR FLOATING RATE LOANS — 1.9%
CHEMICALS — 0.1%
Kraton Polymers LLC Senior Secured Term Loan B, 5.23%, 1/6/2022	27,731	28,033

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
Telesat Canada Senior Secured Term Loan B4, 4.30%, 11/17/2023	44,663	44,982

ENERGY EQUIPMENT & SERVICES — 0.1%
Fairmount Minerals, Ltd. Senior Secured Term Loan B2, 4.80%, 9/5/2019	37,410	35,418

FOOD & STAPLES RETAILING — 0.1%
BJ’s Wholesale Club, Inc. Senior Secured 1st Lien Term Loan, 4.97%, 2/3/2024	30,000	29,150

HEALTH CARE PROVIDERS & SERVICES — 0.4%
Change Healthcare Holdings, Inc. Senior Secured Term Loan B, 3.98%, 3/1/2024	34,912	34,961
Select Medical Corp. Senior Secured Term Loan B, 4.65%, 3/6/2024	34,913	35,240
Team Health Holdings, Inc. Senior Secured 1st Lien Term Loan, 3.98%, 2/6/2024	64,838	64,402

		134,603

HOTELS, RESTAURANTS & LEISURE — 0.1%
Scientific Games International, Inc. Senior Secured Term Loan B3, 5.08%, 10/1/2021	22,116	22,360

IT SERVICES — 0.1%
TKC Holdings, Inc. Senior Secured Term Loan, 5.38%, 2/1/2023	29,925	29,916

MEDIA — 0.4%
CSC Holdings LLC Senior Secured 2017 1st Lien Term Loan, 3.46%, 7/17/2025	74,813	74,392
Tribune Media Co.:
Senior Secured Term Loan, 4.23%, 12/27/2020	4,479	4,501
Senior Secured Term Loan C, 4.23%, 1/27/2024	55,820	56,092

		134,985

OIL, GAS & CONSUMABLE FUELS — 0.0% (c)
Peabody Energy Corp. Senior Secured Exit Term Loan, 5.73%, 3/31/2022	9,975	9,974

PERSONAL PRODUCTS — 0.2%
NBTY, Inc. Senior Secured Term Loan B, 4.80%, 5/5/2023	69,227	69,388

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Lightstone Generation LLC:
Senior Secured Term Loan B, 5.72%, 1/30/2024	18,793	18,354
Senior Secured Term Loan C, 5.73%, 1/30/2024	1,159	1,132

		19,486

TRADING COMPANIES & DISTRIBUTORS — 0.2%
Avolon TLB Borrower 1 (Luxembourg) S.A.R.L. Senior Secured Term Loan B2, 3.96%, 3/20/2022	30,000	30,230
Univar, Inc. Senior Secured Term Loan B, 3.98%, 7/1/2022	69,050	69,207

		99,437

TOTAL SENIOR FLOATING RATE LOANS (Cost $659,390)		657,732

See accompanying notes to financial statements.

7

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

ASSET-BACKED SECURITIES — 3.6%
AVANT Loans Funding Trust Series 2016-B, Class A, 3.92%, 8/15/2019 (a)	$12,104	$12,114
Bear Stearns Asset Backed Securities Trust Series 2006-2, Class M1, ABS, 1 Month USD LIBOR + 0.42%, 1.64%, 7/25/2036 (b)	518,674	517,206
Citi Held For Asset Issuance Series 2016-PM1, Class A, ABS, 4.65%, 4/15/2025 (a)	183,444	185,443
Invitation Homes Trust Series 2015-SFR3, Class A, ABS, 1 Month LIBOR + 1.30%, 2.51%, 8/17/2032 (a) (b)	95,618	96,054
Sofi Consumer Loan Program LLC Series 2017-1, Class A, ABS, 3.28%, 1/26/2026 (a)	419,535	424,997

TOTAL ASSET-BACKED SECURITIES (Cost $1,226,632)		1,235,814

MORTGAGE-BACKED SECURITIES — 6.9%
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW17, Class AM, 5.92%, 6/11/2050 (b)	67,000	67,142
Series 2014-BXO, Class E, 3.75% - 1 Month LIBOR, 3.55%, 8/15/2027 (a) (b)	26,000	25,911
Citigroup Commercial Mortgage Trust:
Series 2007-C6, Class AM, 5.87%, 12/10/2049 (b)	36,000	36,024
Series 2008-C7, Class AM, 6.39%, 12/10/2049 (b)	69,000	70,035
Series 2016-GC37, Class XA, IO, 1.97%, 4/10/2049 (b)	993,182	118,086
CLNS Trust:
Series 2017-IKPR, Class D, 1 Month LIBOR + 2.05%, 3.05%, 6/11/2032 (a) (b)	18,000	18,056
Series 2017-IKPR, Class E, 1 Month LIBOR + 3.50%, 4.50%, 6/11/2032 (a) (b)	18,000	18,067
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87%, 12/10/2049 (b)	62,500	62,668
Cosmopolitan Hotel Trust Series 2016-CSMO, Class C, 1 Month LIBOR + 2.65%, 3.81%, 11/15/2033 (a) (b)	51,000	51,463
Credit Suisse Commercial Mortgage Trust Series 2008-C1, Class AM, 6.52%, 2/15/2041 (a) (b)	75,000	75,837
Credit Suisse Mortgage Capital Certificates Series 2017-CHOP, Class D, 1 Month LIBOR + 1.90%, 3.00%, 7/15/2032 (a) (b)	29,000	29,000

CSAIL Commercial Mortgage Trust Series 2017-C8, Class XA, IO, 1.26%, 6/15/2050 (b)	344,000	28,680
GS Mortgage Securities Trust Series 2013-GC14, Class A2, 3.00%, 8/10/2046	54,000	54,593
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9, Class AMS, 5.34%, 5/15/2047	67,000	66,414
Series 2007-LDPX, Class AM, 5.46%, 1/15/2049 (b)	33,317	33,293
Series 2014-FL6, Class A, 1 Month LIBOR + 1.40%, 2.56%, 11/15/2031 (a) (b)	131,047	131,292
Series 2016-JP4, Class XA, IO, 0.96%, 12/15/2049 (b)	1,730,114	83,228
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA, IO, 1.09%, 9/15/2047 (b)	1,054,439	53,116
JPMDB Commercial Mortgage Securities Trust Series 2016-C4, Class XA, IO, 0.97%, 12/15/2049 (b)	792,912	48,914
Mill City Mortgage Trust Series 2015-2, Class A1, 3.00%, 9/25/2057 (a) (b)	168,666	169,530
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C15, Class XA, IO, 1.31%, 4/15/2047 (b)	1,016,597	50,691
Series 2014-C19, Class LNCX, IO, 0.60%, 12/15/2046 (a)	1,256,995	46,701
Morgan Stanley Capital I Trust:
Series 2007-IQ16, Class AM, 6.33%, 12/12/2049 (b)	61,000	61,747
Series 2016-UB12, Class XA, IO, 0.97%, 12/15/2049 (b)	1,637,434	87,183
Series 2017-PRME, Class A, 1 Month LIBOR + 0.90%, 2.06%, 2/15/2034 (a) (b)	52,000	52,401
RAIT Trust:
Series 2017-FL7, Class A, 1 Month LIBOR + 0.95%, 2.10%, 6/15/2037 (a) (b)	23,000	23,000
Series 2017-FL7, Class AS, 1 Month LIBOR + 1.30%, 2.45%, 6/15/2037 (a) (b)	6,000	6,000
Rosslyn Portfolio Trust:
Series 2017-ROSS, Class A, 1 Month LIBOR + 0.95%, 2.11%, 6/15/2033 (a) (b)	15,000	15,000
Series 2017-ROSS, Class B, 1 Month LIBOR + 1.25%, 2.41%, 6/15/2033 (a) (b)	15,000	15,000

See accompanying notes to financial statements.

8

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Principal Amount	Value

Sutherland Commercial Mortgage Loans LLC Series 2015-SBC4, Class A, 4.00%, 6/25/2039 (a)	$11,772	$11,723
TRU Trust Series 2016-TOYS, Class A, 1 Month LIBOR + 2.25%, 3.38%, 11/15/2030 (a) (b)	75,915	75,978
UBS Commercial Mortgage Trust Series 2017-C1, Class XA, IO, 1.62%, 6/15/2050 (b)	1,000,000	116,693
Velocity Commercial Capital Loan Trust Series 2016-1, Class AFX, 3.53%, 4/25/2046 (a) (b)	350,945	354,455
VSD LLC 3.60%, 12/25/2043	33,981	33,994
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C25, Class F, 6.03%, 5/15/2043 (b)	35,000	34,994
Series 2007-C30, Class AJ, 5.41%, 12/15/2043 (b)	53,540	54,226
Waldorf Astoria Boca Raton Trust:
Series 2016-BOCA, Class B, 1 Month LIBOR + 2.05%, 3.21%, 6/15/2029 (a) (b)	37,000	37,183
Series 2016-BOCA, Class C, 1 Month LIBOR + 2.50%, 3.66%, 6/15/2029 (a) (b)	31,000	31,192
WFRBS Commercial Mortgage Trust Series 2013-C18, Class XA, IO, 1.05%, 12/15/2046 (b)	1,359,969	48,733

TOTAL MORTGAGE-BACKED SECURITIES (Cost $2,456,779)		2,398,243

Security Description	Shares	Value

SHORT-TERM INVESTMENT — 0.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.92% (d) (e) (Cost $270,252)	270,252	270,252

TOTAL INVESTMENTS — 99.5% (Cost $34,620,392)		34,553,403
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		171,290

NET ASSETS — 100.0%		$34,724,693

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 7.7% of net assets as of June 30, 2017, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security — Interest rate shown is rate in effect at June 30, 2017.
(c)	Amount is less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2017.

CMT Constant Maturity Treasury

IO Interest Only

LIBOR London Interbank Offered Rate

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Aerospace & Defense	$—	$174,370	$—	$174,370
Agriculture	—	206,563	—	206,563
Auto Manufacturers	—	527,444	—	527,444
Banks	—	2,659,274	—	2,659,274
Beverages	—	164,569	—	164,569
Biotechnology	—	321,409	—	321,409
Chemicals	—	70,144	—	70,144
Diversified Financial Services	—	236,418	—	236,418
Electric	—	477,780	—	477,780
Food	—	334,798	—	334,798
Health Care Products	—	231,105	—	231,105
Health Care Services	—	176,031	—	176,031
Housewares	—	111,439	—	111,439

See accompanying notes to financial statements.

9

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Insurance	$—	$419,535	$—	$419,535
Internet	—	112,039	—	112,039
IT Services	—	81,096	—	81,096
Machinery, Construction & Mining	—	110,243	—	110,243
Machinery-Diversified	—	165,399	—	165,399
Media	—	144,291	—	144,291
Oil & Gas	—	515,301	—	515,301
Pharmaceuticals	—	712,504	—	712,504
Pipelines	—	101,657	—	101,657
Real Estate Investment Trusts	—	98,206	—	98,206
Retail	—	65,168	—	65,168
Semiconductors	—	175,741	—	175,741
Telecommunications	—	430,034	—	430,034
Textiles	—	137,074	—	137,074
Foreign Government Obligations	—	1,677,094	—	1,677,094
U.S. Government Agency Obligations	—	11,114,793	—	11,114,793
U.S. Treasury Obligations	—	8,239,843	—	8,239,843
Senior Floating Rate Loans	—	657,732	—	657,732
Asset-Backed Securities	—	1,235,814	—	1,235,814
Mortgage-Backed Securities	—	2,398,243	—	2,398,243
Short-Term Investment	270,252	—	—	270,252

TOTAL INVESTMENTS	$270,252	$34,283,151	$—	$34,553,403

Affiliate Table

	Number of Shares Held at 6/30/16	Value at 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/17	Value at 6/30/17	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	673,680	$673,680	4,506,193	5,179,873	—	$—	$1,839	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	4,833,217	4,562,965	270,252	270,252	1,010	—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	23,551,257	23,551,257	—	—	4,442	—

TOTAL		$673,680				$270,252	$7,291	$—

See accompanying notes to financial statements.

10

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SPDR DoubleLine Short Duration Total Return Tactical ETF

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$34,283,151
Investments in affiliated issuers, at value (Note 2)	270,252

Total Investments	34,553,403
Cash	7,307
Receivable for investments sold	140,480
Interest receivable — unaffiliated issuers (Note 2)	135,517
Dividends receivable — affiliated issuers (Note 2)	682
Receivable from Adviser (Note 4)	1,188

TOTAL ASSETS	34,838,577

LIABILITIES
Payable for investments purchased	99,385
Advisory fee payable (Note 4)	14,285
Trustees’ fees and expenses payable (Note 5)	13
Accrued expenses and other liabilities	201

TOTAL LIABILITIES	113,884

NET ASSETS	$34,724,693

NET ASSETS CONSIST OF:
Paid-in Capital (Note 7)	$34,929,064
Undistributed (distribution in excess of) net investment income (loss)	—
Accumulated net realized gain (loss) on investments	(137,382)
Net unrealized appreciation (depreciation) on:
Investments	(66,989)

NET ASSETS	$34,724,693

NET ASSET VALUE PER SHARE
Net asset value per share	$49.61

Shares outstanding (unlimited amount authorized, $0.01 par value)	700,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$34,350,140
Investments in affiliated issuers	270,252

Total cost of investments	$34,620,392

See accompanying notes to financial statements.

11

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SPDR DoubleLine Short Duration Total Return Tactical ETF

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2017

INVESTMENT INCOME
Interest income — unaffiliated issuers (Note 2)	$886,760
Dividend income — affiliated issuers (Note 2)	7,291

TOTAL INVESTMENT INCOME (LOSS)	894,051

EXPENSES
Advisory fees (Note 4)	175,473
Trustees’ fees and expenses (Note 5)	510
Miscellaneous expenses	817

TOTAL EXPENSES	176,800

Expenses waived/reimbursed by the Adviser (Note 4)	(18,058)

NET EXPENSES	158,742

NET INVESTMENT INCOME (LOSS)	735,309

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	590

Net realized gain (loss)	590

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(281,924)

Net change in unrealized appreciation/depreciation	(281,924)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(281,334)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$453,975

See accompanying notes to financial statements.

12

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SPDR DoubleLine Short Duration Total Return Tactical ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended 6/30/17	For the Period 4/13/16* - 6/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$735,309	$220,087
Net realized gain (loss)	590	(15,198)
Net change in unrealized appreciation/depreciation	(281,924)	214,935

Net increase (decrease) in net assets resulting from operations	453,975	419,824

Net equalization credits and charges (Note 2)	1,711	—

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(835,059)	(116,107)
Net realized gains	(127,004)	—

Total distributions to shareholders	(962,063)	(116,107)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	12,388,012	50,000,000
Cost of shares redeemed	(27,603,720)	—
Net income equalization (Note 2)	(1,711)	—
Other capital (Note 7)	44,772	100,000

Net increase (decrease) in net assets from beneficial interest transactions	(15,172,647)	50,100,000

Net increase (decrease) in net assets during the period	(15,679,024)	50,403,717

Net assets at beginning of period	50,403,717	—

NET ASSETS AT END OF PERIOD	$34,724,693	$50,403,717

Undistributed (distribution in excess of) net investment income (loss)	$—	$93,148

SHARES OF BENEFICIAL INTEREST:
Shares sold	250,000	1,000,000
Shares redeemed	(550,000)	—

Net increase (decrease)	(300,000)	1,000,000

*	Inception date.

See accompanying notes to financial statements.

13

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SPDR DoubleLine Short Duration Total Return Tactical ETF

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	Year Ended 6/30/17	For the Period 4/14/16* - 6/30/16
Net asset value, beginning of period	$50.40	$50.00

Income (loss) from investment operations:
Net investment income (loss) (a)	1.04	0.22
Net realized and unrealized gain (loss)	(0.53)	0.20

Total from investment operations	0.51	0.42

Net equalization credits and charges	0.00 (b)	—

Other capital (a)	0.06	0.10

Distributions to shareholders from:
Net investment income	(1.13)	(0.12)
Net realized gains	(0.23)	—

Total distributions	(1.36)	(0.12)

Net asset value, end of period	$49.61	$50.40

Total return (c)	1.14%	1.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$34,725	$50,404
Ratios to average net assets:
Total expenses	0.50%	0.50	%(d)
Net expenses	0.45%	0.45	%(d)
Net investment income (loss)	2.10%	2.06	%(d)
Portfolio turnover rate (e)	123%	25	%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amount is less than $0.005.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes transactions involving securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.

See accompanying notes to financial statements.

14

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2017

1.	Organization

SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of June 30, 2017, the Trust consists of twelve (12) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at no par value. The financial statements herein relate only to the SPDR DoubleLine Short Duration Total Return Tactical ETF (the “Fund”).

The Fund is classified as a diversified investment company under the 1940 Act.

The Fund was formed on April 13, 2016 and commenced operations on April 14, 2016.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Fund. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value the Fund’s investments by major category are as follows:

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.

•	Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.

•	Debt obligations (including short-term investments) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated bid prices.

•	Senior loans or other loans are valued at evaluated bid prices supplied by an independent pricing service, if available. Senior loans and other loans for which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.

15

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SPDR DoubleLine Short Duration Total Return Tactical ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying benchmarks. Various inputs are used in determining the value of the Fund’s investments.

The Fund values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Fund’s investments according to the fair value hierarchy as of June 30, 2017 is disclosed in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Fund had no material transfers between levels for the period ended June 30, 2017.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any.

Paydown gains and losses are recorded as an adjustment to interest income.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund within the Trust.

Equalization

The Fund in the Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

16

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SPDR DoubleLine Short Duration Total Return Tactical ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Distributions

Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Securities and Other Investments

Loan Agreements

The Fund invests in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The Fund does not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Fund as the issuers of such loans.

4.	Fees and Transactions with Affiliates

Advisory Fee

The Fund has entered into an Investment Advisory Agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”). For its advisory services to the Fund, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a fee accrued daily and paid monthly, at the rate of 0.50% of the Fund’s average daily net assets.

SSGA FM has contractually agreed to waive its advisory fee and/or reimburse certain expenses, until October 31, 2017, so that the net annual fund operating expenses of the Fund will be limited to 0.45% of the Fund’s average daily net assets before application of any extraordinary expenses or acquired fund fees and expenses. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2017, the waiver and/or reimbursement may be cancelled or modified at any time. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Board. For the period ended June 30, 2017, fees waived and expenses reimbursed by the Advisor, pursuant to the Agreement, was $18,058.

The Adviser pays all expenses of the Fund other than the management fee, distribution fee pursuant to the Fund’s Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

DoubleLine Capital LP receives fees for its services as the sub-advisor to the Fund from the Adviser.

Administrator, Sub-Administrator, Custodian and Transfer Agent Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Distribution Fees

State Street Global Advisor Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the Distributor of the Trust. Effective May 1, 2017, the distributor’s name changed from State Street Global Markets, LLC to State Street Global Advisors Funds Distributors, LLC.

17

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Prior to March 1, 2017, pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund was authorized to pay an amount of up to 0.25% of its average daily net assets for certain distribution related activities. Effective March 1, 2017, the Trust’s Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act, which had not been operationalized, was terminated.

Other Transactions with Affiliates

The Fund may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2017 are disclosed in the Schedule of Investments.

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding short term investments) for the period ended June 30, 2017, were as follows:

U.S. Government Obligations		Other Securities
Purchases	Sales	Purchases	Sales
$33,757,993	$33,745,006	$7,103,264	$27,445,082

7.	Shareholder Transactions

The Fund issues and redeems its shares, at NAV, only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets.

The consideration for the purchase of Creation Units of the Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash, except for when the Fund may invest in TBAs or mortgage backed securities. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statement of Changes in Net Assets.

8.	Income Tax Information

The Fund has qualified and intends to continue to qualify for as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

18

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on NAVs or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for pay-down gains and losses, wash sales loss deferrals and distribution re-designations.

The tax character of distributions paid during the period ended June 30, 2016 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR DoubleLine Short Duration Total Return Tactical ETF	$116,107	$—	$—	$116,107

The tax character of distributions paid during the period ended June 30, 2017 was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
SPDR DoubleLine Short Duration Total Return Tactical ETF	$962,063	$—	$—	$962,063

At June 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
SPDR DoubleLine Short Duration Total Return Tactical ETF	$—	$—	$—	$(67,578)	$(136,793)	$(204,371)

As of June 30, 2017, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR DoubleLine Short Duration Total Return Tactical ETF	$34,620,981	$75,743	$143,321	$(67,578)

9.	Line of Credit

Effective October 13, 2016, the Fund and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. The agreement expires October 12, 2017 unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the Adviser. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR Rate.

The Fund had no outstanding loans as of ended June 30, 2017.

10.	Risks

Concentration of Risk

As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified.

19

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Foreign and Emerging Markets Risk

Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

11.	New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact of the adoption of the amendments to Regulation S-X on the financial statements of the Fund and concluded that it will be limited to additional disclosures.

12.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

20

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

SSGA Active Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SPDR DoubleLine Short Duration Total Return Tactical ETF (the “Fund”) (one of the portfolios constituting SSGA Active Trust) as of June 30, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SPDR DoubleLine Short Duration Total Return Tactical ETF (one of the portfolios constituting SSGA Active Trust) at June 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

21

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION

June 30, 2017 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2017 to June 30, 2017.

The table below illustrates your Fund’s cost in two ways:

•	Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

•	Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SPDR DoubleLine Short Duration Total Return Tactical ETF	0.45%	$1,012.60	$2.25	$1,022.60	$2.26

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions from the Trust for the fiscal year ended June 30, 2017.

Qualified Interest Income

The Fund reports the maximum amount allowable of its net taxable income and short-term capital gains as qualified interest income.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year can be found at http://www.spdrs.com.

22

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the website of the SEC, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Fund’s website at www.spdrs.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-787-2257 (toll free) and on the Fund’s website at www.spdrs.com.

23

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Approval of Advisory Agreement

At in-person meetings held prior to June 30, 2017, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the SPDR DoubleLine Short Duration Total Return Tactical ETF, an operational series of SSGA Active Trust (the “Fund”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately with their independent legal counsel to consider the Agreement.

In evaluating the Agreement, the Board drew on materials provided to them by SSGA FM, the Trust’s investment adviser and administrator, and other materials provided by State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”). In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Fund under the Agreement, (ii) investment performance of the Fund, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Fund grows.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of the Fund in accordance with the Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the Fund as an exchange-traded fund and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Fund. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing the Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in active management, managing exchange-traded funds and overseeing third-party sub-advisers.

Investment Performance

The Board then reviewed the Fund’s performance. The Board compared the Fund’s investment performance to the performance of an appropriate benchmark (gross of expenses). The Board noted that because the Fund did not have a full calendar year of performance, a comparison against a group of comparable funds was not available. The Board considered that the Fund outperformed its benchmark index since inception. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Profits Realized by Adviser

The Board considered the profitability of the advisory arrangement with the Fund to the Adviser, including data on the Fund’s historical profitability to the Adviser. The Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations and determined that these methodologies were reasonable.

Fees Charged to Comparable Funds

The Board evaluated the Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds for the Fund based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds.

24

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as the Fund’s assets grow in size. The Board noted that the Agreement did not provide for breakpoints in the Fund’s advisory fee rates as assets of the Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Fund by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Fund from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion

The Board, including the Independent Trustees voting separately, approved the Agreement for the Fund after weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the Agreement were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the Fund were appropriate; (b) the performance of the Fund had been satisfactory; (c) the Adviser’s unitary fee for the Fund, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trust’s relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) fees paid to the Adviser shared the economies of scale with respect to the Fund by way of the relatively low fee structure of the Trust.

Approval of DoubleLine Capital LP Sub-Advisory Agreement

At in-person meetings held prior to June 30, 2017, the Board also considered proposals to continue the Sub-Advisory Agreement (the “DoubleLine Sub-Advisory Agreement”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to the Fund, under which the Fund would be sub-advised by DoubleLine. The Independent Trustees also met separately with their independent legal counsel to consider the DoubleLine Sub-Advisory Agreement.

In evaluating the DoubleLine Sub-Advisory Agreement, the Board drew on materials provided to them by DoubleLine and the Adviser. In deciding whether to approve the DoubleLine Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by DoubleLine with respect to the Fund under the DoubleLine Sub-Advisory Agreement; and (ii) investment performance of the Fund. The Board was informed of the portion of the advisory fee that the Adviser would pay to DoubleLine under the DoubleLine Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Fund.

The Board considered the background and experience of DoubleLine’s senior management and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed the Fund’s performance, noting that the performance of the Fund was satisfactory. The Board also considered the unitary fee paid to the Adviser by the Fund and DoubleLine’s fees paid by the Adviser. The Board also considered whether DoubleLine benefited in other ways from its relationship with the Trust.

The Board, including the Independent Trustees voting separately, approved the DoubleLine Sub-Advisory Agreement for the Fund after weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreement between the Trust and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee. The Board’s conclusions with respect to the DoubleLine Sub-Advisory Agreement were as follows: (a) the nature and extent of the services provided by DoubleLine with respect to the Fund were adequate and appropriate; (b) the performance of the Fund had been satisfactory; (c) DoubleLine’s fees for the Fund and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) fees paid to DoubleLine adequately shared the economies of scale with the Fund by way of the relatively low fee structure of the Trust.

25

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
FRANK NESVET c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Retired.	179	None.
DAVID M. KELLY c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	179	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).
BONNY EUGENIA BOATMAN c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	179	None.
DWIGHT D. CHURCHILL c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	179	Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	179	The Motley Fool Funds Trust (Trustee).

26

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President and Principal, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012).	255	SSGA SPDR ETFs Europe I plc (Director) (November 2016-present); SSGA SPDR ETFs Europe II plc (Director) (November 2016-present).

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Fund Management, Inc. serves as investment adviser.
*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present); Director, Credit Suisse (April 2008-July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*

27

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005-present).*
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).
JESSE D. HALLEE State Street Bank and Trust Company One Hundred Summer Street, SUM0703 Boston, MA 02111 1976	Secretary	Term: Unlimited Served: since August 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013-present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).**
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Summer Street, SUM 0703 Boston, MA 02111 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,. **
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016-present); Senior Vice President, John Hancock Investments (September 2007-May 2016).
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present); Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012).
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*

28

SSGA Active Trust

SPDR DoubleLine Short Duration Total Return Tactical ETF

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
DANIEL G. PLOURDE SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Assistant Vice President, SSGA Funds Management, Inc. (May 2015-present); Officer, State Street Bank and Trust Company (March 2009-May 2015).
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request and by calling 1-866-787-2257.

29

SSGA Active Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce Rosenberg, Treasurer

Ann Carpenter, Vice President and Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Darlene Anderson-Vasquez, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Daniel G. Plourde, Assistant Treasurer

Jesse D. Hallee, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Advisors Funds Distributors, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Fund Shares are distributed by State Street Global Advisors Funds Distributors, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com Please read the prospectus carefully before you invest.

SPDRSTOTAR  IBG-24484

Annual Report

30 June 2017

SSGA Active Trust

State Street Disciplined Global Equity Portfolio

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

ANNUAL REPORT

JUNE 30, 2017

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The State Street Disciplined Global Equity Fund Portfolio (the “Portfolio”) seeks to provide competitive long-term returns while maintaining low long-term volatility relative to the broad global equity market. The Portfolio’s benchmark is the MSCI World Index (the “Index”).

For the 12-month period ended June 30, 2017 (the “Reporting Period”), the total return for the Portfolio was 14.43%, and the Index was 18.20% (Net). The Portfolio and Index returns reflect the reinvestment of dividends and other income. The Portfolio’s performance reflects the expenses of managing the Portfolio, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Global equity markets accelerated higher through the third quarter of 2016, while the VIX declined substantially from the post-Brexit high. Collectively, rising crude oil prices and incrementally positive economic releases drove risk sentiment higher. The Portfolio’s lower risk positioning faced a strong head wind on performance as the market reverted to favoring higher beta and higher risk securities. Overall stock selection performance was rather muted as shifts in sentiment and interest rates concerns dominated market dynamics. As a result, the portfolio’s allocation effect was negatively impacted as it was overweight the utilities sector and underweight the financials sector relative to the Index. Diminishing risk aversion saw investors rotating into riskier technology names at the expense of the more defensive health care and consumer staples stocks that were owned by the Portfolio. The health care sector also faced additional pressure from concerns on the rising regulatory and government pricing interference on the sector.

Portfolio positioning into the fourth quarter of 2016 continued to reflect the long term challenges in the global economic recovery, with low allocations to the cyclical industries and the financials sector. However, global equity investors accelerated their rotation into cyclicals after the U.S. elections. The Portfolio was negatively affected by the performance of the financials sector, relative to the Index, as this segment of the market rallied heavily on a more hawkish rate outlook and a sharp steepening in yield curves. Financials were also perceived to benefit from a more benign regulatory environment envisaged under the Trump administration. In addition, lower allocations to energy companies and an emphasis on telecommunication services hurt overall performance for the quarter relative to the Index.

Equity markets ushered in 2017 on a cautiously positive note. However, reflationary market trends and positive sentiment quickly picked up and drove global equity indices to new highs. The Portfolio added value in each of the months during the first quarter, but was particularly successful during February. An overweight in health care, an increase in exposure to banks, and a significant underweight in energy, relative to the Index, provided a boost to performance during the first quarter of 2017.

During April and May 2017, general market sentiment was helped by the unwinding of Eurozone political risk fears, however the materials and energy sectors performed poorly as commodities and oil slumped on China deleveraging and risks to oil production cuts. The Portfolio made relative gains during this period in the energy, health care, and financials sectors from both an allocation and stock selection effect. However performance was hurt by poor stock selection within the information technology and consumer discretionary sectors. As the second quarter of 2017 came to a close, enthusiasm for the current market environment was still positive, although a dip in oil and a rotation away from technology stocks did provide a slight setback. In June, the Portfolio made most of its gains from stock selection within the Information Technology and Industrials sectors, however the portfolio’s significant underweight in Information Technology also contributed to performance against the Index.

In summary, the “risk on” rally which was sustained through the second half of 2016 benefitted pro-cyclical, higher beta equities which negatively impacted the Portfolio’s performance as it was more defensively positioned, relative to the Index. Although, relative to the Index, the Portfolio’s positioning started to pay off during the first half of 2017, it was not enough to offset the losses incurred earlier on.

On an individual security level, the top positive contributors to the Portfolio’s performance on an absolute basis were Quest Diagnostics Inc., Peugeot SA, and NetApp, Inc. The top negative contributors to the Fund’s performance on an absolute basis were DaVita, Inc.*, Astellas Pharma, Inc., and Express Scripts Holding Co.

The views expressed above reflect those of the Portfolio’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

*	The security was not held by the Portfolio as of June 30, 2017 and is therefore not included in the Schedule of Investments.

1

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO — PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Portfolio’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Portfolio’s per share net asset value (“NAV”) is the value of one share of the Portfolio and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Portfolio and the market return is based on the market price per share of the Portfolio. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Portfolio are listed for trading, as of the time that the Portfolio’s NAV is calculated. Since shares of the Portfolio did not trade in the secondary market until one day after the Portfolio’s inception, for the period from inception to the first day of secondary market trading in shares of the Portfolio (2/18/16, 2/19/16, respectively), the NAV of the Portfolio is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Portfolio at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Portfolio’s performance is negatively impacted by these deductions.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption or sale of Portfolio shares. The total expense ratio for State Street Disciplined Global Equity Portfolio as stated in the Fees and Expenses table of the prospectus dated October 31, 2016 is 0.25%.

PERFORMANCE AS OF JUNE 30, 2017

	CUMULATIVE TOTAL RETURN			AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	MSCI World Index (USD) (Net)	NET ASSET VALUE	MARKET VALUE	MSCI World Index (USD) (Net)
ONE YEAR	14.43%	N/A	18.20%	14.43%	N/A	18.20%
SINCE INCEPTION (1)	24.62%	N/A	27.88%	17.47%	N/A	19.77%

(1)	For the period February 18, 2016 to June 30, 2017.

MSCI World Index

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

2

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO — PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past Performance is not a guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

3

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO —

PORTFOLIO STATISTICS (UNAUDITED)

TOP FIVE HOLDINGS AS OF JUNE 30, 2017

DESCRIPTION	BAXTER INTERNATIONAL, INC.	QUEST DIAGNOSTICS, INC.	AGILENT TECHNOLOGIES, INC.	ENEL SpA	ABBOTT LABORATORIES
MARKET VALUE	$68,713	64,473	60,555	59,641	58,429
% OF NET ASSETS	1.5	1.4	1.3	1.3	1.3

(The five largest holdings are subject to change, and there are no guarantees the Portfolio will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF JUNE 30, 2017*

INDUSTRY	PERCENT OF NET ASSETS
Electric Utilities	8.2%
Health Care Providers & Services	7.1
Insurance	6.0
Health Care Equipment & Supplies	5.7
Diversified Telecommunication Services	5.6
Pharmaceuticals	5.6
Banks	5.2
Multi-Utilities	4.5
Food & Staples Retailing	3.5
Electronic Equipment, Instruments & Components	3.3
Automobiles	3.0
Commercial Services & Supplies	2.4
Household Products	2.3
Airlines	2.2
Beverages	2.2
Real Estate Investment Trusts (REITs)	2.2
Food Products	2.1
Electrical Equipment	2.0
Tobacco	1.9
Media	1.8
Construction & Engineering	1.7
Communications Equipment	1.6
Semiconductors & Semiconductor Equipment	1.5
Technology Hardware, Storage & Peripherals	1.4
Auto Components	1.3
IT Services	1.3
Life Sciences Tools & Services	1.3
Aerospace & Defense	1.1
Real Estate Management & Development	1.1
Road & Rail	1.1
Containers & Packaging	1.0
Industrial Conglomerates	1.0
Machinery	1.0
Metals & Mining	1.0
Consumer Finance	0.9
Household Durables	0.9
Mortgage Real Estate Investment	0.9
Trading Companies & Distributors	0.8
Building Products	0.6
Software	0.6
Short-Term Investment	0.5
Other Assets in Excess of Liabilities	0.6
TOTAL	100.0%

*	The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.

4

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

June 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 98.9%
AUSTRALIA — 1.3%
Qantas Airways, Ltd.	6,574	$28,844
Telstra Corp., Ltd.	9,964	32,864

		61,708

CANADA — 3.3%
BCE, Inc.	859	38,627
Metro, Inc.	802	26,357
Shaw Communications, Inc. Class B	1,954	42,565
TELUS Corp.	1,279	44,091

		151,640

DENMARK — 1.4%
Danske Bank A/S	548	21,050
Vestas Wind Systems A/S	468	43,147

		64,197

FRANCE — 2.0%
Peugeot SA	1,992	39,680
Sanofi	544	51,970

		91,650

GERMANY — 2.7%
Fresenius SE & Co. KGaA	280	23,971
METRO AG	1,496	50,429
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	79	15,908
RWE AG (a)	1,673	33,287

		123,595

HONG KONG — 7.9%
BOC Hong Kong Holdings, Ltd.	12,000	57,414
CK Hutchison Holdings, Ltd.	1,500	18,831
CLP Holdings, Ltd.	5,000	52,905
Hang Seng Bank, Ltd.	2,100	43,929
Jardine Matheson Holdings, Ltd.	400	25,680
Link REIT	6,500	49,459
Power Assets Holdings, Ltd.	3,500	30,913
Sun Hung Kai Properties, Ltd.	2,000	29,386
WH Group, Ltd. (b)	57,000	57,537

		366,054

ITALY — 1.3%
Enel SpA	11,140	59,641

JAPAN — 14.4%
Asahi Glass Co., Ltd.	600	25,258
Astellas Pharma, Inc.	2,500	30,583
Bridgestone Corp.	700	30,153
Central Japan Railway Co.	300	48,887
Daiichi Sankyo Co., Ltd.	1,500	35,337
Fujitsu, Ltd.	5,000	36,837
Hitachi, Ltd.	9,000	55,221
Hoya Corp.	600	31,148
Kirin Holdings Co., Ltd.	2,400	48,893
Marubeni Corp.	5,900	38,112
Mitsubishi Materials Corp.	600	18,156
Nippon Telegraph & Telephone Corp.	1,100	51,985
Sekisui Chemical Co., Ltd.	2,300	41,165
Sumitomo Rubber Industries, Ltd.	1,900	32,061

Suzuki Motor Corp.	1,200	56,924
Taisei Corp.	5,000	45,657
Toyota Motor Corp.	800	41,958

		668,335

NETHERLANDS — 0.9%
Koninklijke Ahold Delhaize NV	2,135	40,763

NEW ZEALAND — 1.0%
Spark New Zealand, Ltd.	16,707	46,240

NORWAY — 0.6%
Norsk Hydro ASA	5,426	29,978

SINGAPORE — 1.1%
Ascendas REIT	6,500	12,322
Singapore Airlines, Ltd.	2,400	17,640
UOL Group, Ltd.	3,785	21,002

		50,964

SPAIN — 0.7%
ACS Actividades de Construccion y Servicios SA	791	30,516

SWEDEN — 1.1%
Swedish Match AB	1,444	50,795

SWITZERLAND — 2.8%
Sonova Holding AG	246	39,996
Swisscom AG	89	43,002
TE Connectivity, Ltd.	571	44,926

		127,924

UNITED KINGDOM — 0.8%
Direct Line Insurance Group PLC	8,421	38,875

UNITED STATES — 55.6%
Abbott Laboratories	1,202	58,429
Agilent Technologies, Inc.	1,021	60,555
AGNC Investment Corp. REIT	1,953	41,579
Allstate Corp.	556	49,173
Altria Group, Inc.	478	35,597
Ameren Corp.	768	41,987
American Electric Power Co., Inc.	520	36,124
American Express Co.	471	39,677
Annaly Capital Management, Inc. REIT	3,380	40,729
Anthem, Inc.	235	44,211
Avery Dennison Corp.	522	46,129
Axis Capital Holdings, Ltd.	669	43,258
Baxter International, Inc.	1,135	68,713
Cardinal Health, Inc.	391	30,467
CenterPoint Energy, Inc.	1,662	45,506
Cintas Corp.	366	46,131
Cisco Systems, Inc.	834	26,104
Colgate-Palmolive Co.	229	16,976
Comcast Corp. Class A	1,101	42,851
Corning, Inc.	1,700	51,085
Cummins, Inc.	293	47,530
Delta Air Lines, Inc.	481	25,849
DTE Energy Co.	492	52,049
Eaton Corp. PLC	659	51,290
Edison International	520	40,659
Eli Lilly & Co.	330	27,159
Entergy Corp.	494	37,924

See accompanying notes to financial statements.

5

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Security Description	Shares	Value

Everest Re Group, Ltd.	202	$51,427
Exelon Corp.	1,239	44,691
Express Scripts Holding Co. (a)	534	34,091
General Dynamics Corp.	121	23,970
HCA Healthcare, Inc. (a)	522	45,518
Hologic, Inc. (a)	824	37,393
HP, Inc.	1,887	32,985
IDEXX Laboratories, Inc. (a)	175	28,248
International Business Machines Corp.	150	23,074
Johnson & Johnson	386	51,064
JPMorgan Chase & Co.	589	53,835
Kimberly-Clark Corp.	384	49,578
KLA-Tencor Corp.	207	18,943
Lincoln National Corp.	408	27,573
McKesson Corp.	123	20,238
Merck & Co., Inc.	809	51,849
Motorola Solutions, Inc.	535	46,406
NetApp, Inc.	800	32,040
PepsiCo, Inc.	473	54,627
Pfizer, Inc.	404	13,570
Pinnacle West Capital Corp.	614	52,288
PNC Financial Services Group, Inc.	196	24,474
PPL Corp.	624	24,124
Principal Financial Group, Inc.	667	42,735
Procter & Gamble Co.	421	36,690
Prudential Financial, Inc.	103	11,138
Public Service Enterprise Group, Inc.	846	36,386
Quest Diagnostics, Inc.	580	64,473
Raytheon Co.	155	25,029
Republic Services, Inc.	211	13,447
Southwest Airlines Co.	503	31,256
Synopsys, Inc. (a)	404	29,464
Sysco Corp.	659	33,167
Texas Instruments, Inc.	678	52,159
Tyson Foods, Inc. Class A	599	37,515
UnitedHealth Group, Inc.	266	49,322
Universal Health Services, Inc. Class B	141	17,213

US Bancorp	808	41,951
Wal-Mart Stores, Inc.	164	12,412
Waste Management, Inc.	713	52,299

		2,576,403

TOTAL COMMON STOCKS (Cost $4,039,203)		4,579,278

RIGHTS — 0.0%(c)
SPAIN — 0.0%(c)
ACS Actividades de Construccion y Servicios SA (expiring 7/17/17) (a) (Cost $665)	791	631

SHORT-TERM INVESTMENT — 0.5%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.92% (d)(e) (Cost $23,785)	23,785	23,785

TOTAL INVESTMENTS — 99.4% (Cost $4,063,653)		4,603,694
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		27,212

NET ASSETS — 100.0%		$4,630,906

(a)	Non-income producing security.
(b)	Security purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. This security, which represents 1.2% of net assets as of June 30, 2017, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Amount is less than 0.05% of net assets.
(d)	The rate shown is the annualized seven-day yield at June 30, 2017.
(e)	The Portfolio invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2017 are shown in the Affiliate Table below.
REIT	Real Estate Investment Trust

The following table summarizes the value of the Portfolio’s investments according to the fair value hierarchy as of June 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$61,708	$—	$—	$61,708
Canada	151,640	—	—	151,640
Denmark	64,197	—	—	64,197
France	91,650	—	—	91,650
Germany	123,595	—	—	123,595
Hong Kong	366,054	—	—	366,054
Italy	59,641	—	—	59,641
Japan	668,335	—	—	668,335
Netherlands	40,763	—	—	40,763

See accompanying notes to financial statements.

6

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS (continued)

June 30, 2017

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
New Zealand	$46,240	$—	$—	$46,240
Norway	29,978	—	—	29,978
Singapore	50,964	—	—	50,964
Spain	30,516	—	—	30,516
Sweden	50,795	—	—	50,795
Switzerland	127,924	—	—	127,924
United Kingdom	38,875	—	—	38,875
United States	2,576,403	—	—	2,576,403
Rights
Spain	631	—	—	631
Short-Term Investment	23,785	—	—	23,785

TOTAL INVESTMENTS	$4,603,694	$—	$—	$4,603,694

Affiliate Table

	Number of Shares Held at 6/30/16	Value at 6/30/16	Shares Purchased	Shares Sold	Number of Shares Held at 6/30/17	Value at 6/30/17	Dividend Income	Realized Gain (Loss)
State Street Institutional Liquid Reserves Fund, Premier Class	34,046	$34,046	103,466	137,512	—	$—	$32	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	517,282	493,497	23,785	23,785	86	—
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	625,675	625,675	—	—	105	—

TOTAL		$34,046				$23,785	$223	$—

See accompanying notes to financial statements.

7

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017

ASSETS
Investments in unaffiliated issuers, at value (Note 2)	$4,579,909
Investments in affiliated issuers, at value (Note 2)	23,785

Total Investments	4,603,694
Foreign currency, at value	14,680
Dividends receivable — unaffiliated issuers (Note 2)	9,445
Dividends receivable — affiliated issuers (Note 2)	36
Receivable from Adviser (Note 3)	1,197
Receivable for foreign taxes recoverable	2,804

TOTAL ASSETS	4,631,856

LIABILITIES
Advisory fee payable (Note 3)	948
Trustees’ fees and expenses payable (Note 4)	2

TOTAL LIABILITIES	950

NET ASSETS	$4,630,906

NET ASSETS CONSIST OF:
Paid-in Capital	$3,971,188
Undistributed (distribution in excess of) net investment income (loss)	60,327
Accumulated net realized gain (loss) on investments and foreign currency transactions	59,127
Net unrealized appreciation (depreciation) on:
Investments	540,041
Foreign currency transactions	223

NET ASSETS	$4,630,906

NET ASSET VALUE PER SHARE
Net asset value per share	$12.03

Shares outstanding (unlimited amount authorized, no par value)	384,967

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$4,039,868
Investments in affiliated issuers	23,785

Total cost of investments	$4,063,653

Foreign currency, at cost	$14,534

See accompanying notes to financial statements.

8

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2017

INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$104,713
Dividend income — affiliated issuers (Note 2)	223
Foreign taxes withheld	(5,610)

TOTAL INVESTMENT INCOME (LOSS)	99,326

EXPENSES
Advisory fee (Note 3)	9,037
Trustees’ fee (Note 4)	62
Redemption facility fee	2,583
Miscellaneous expenses	398

TOTAL EXPENSES	12,080

Expenses waived/reimbursed by the Adviser (Note 3)	(12,049)

NET EXPENSES	31

NET INVESTMENT INCOME (LOSS)	99,295

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	74,426
Foreign currency transactions	(1,133)

Net realized gain (loss)	73,293

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	333,314
Foreign currency transactions	666

Net change in unrealized appreciation/depreciation	333,980

NET REALIZED AND UNREALIZED GAIN (LOSS)	407,273

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$506,568

See accompanying notes to financial statements.

9

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended 6/30/17	For the Period 2/18/16* - 6/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$99,295	$45,676
Net realized gain (loss)	73,293	16,262
Net change in unrealized appreciation/depreciation	333,980	206,284

Net increase (decrease) in net assets resulting from operations	506,568	268,222

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(84,310)	—
Net realized gains	(30,762)	—

Total distributions to shareholders	(115,072)	—

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	1,071,399	3,036,146
Reinvestment of distributions	115,072	—
Cost of shares redeemed	(217,386)	(34,043)

Net increase (decrease) in net assets from beneficial interest transactions	969,085	3,002,103

Net increase (decrease) in net assets during the period	1,360,581	3,270,325

Net assets at beginning of period	3,270,325	—

NET ASSETS AT END OF PERIOD	$4,630,906	$3,270,325

Undistributed (distribution in excess of) net investment income (loss)	$60,327	$46,475

SHARES OF BENEFICIAL INTEREST:
Shares sold	93,862	303,384
Reinvestment of distributions	10,805	—
Shares redeemed	(19,900)	(3,184)

Net increase (decrease)	84,767	300,200

*	Inception date.

See accompanying notes to financial statements.

10

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	Year Ended 6/30/17		For the Period 2/19/16* - 6/30/16
Net asset value, beginning of period	$10.89		$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.31		0.15
Net realized and unrealized gain (loss)	1.21		0.74

Total from investment operations	1.52		0.89

Distributions to shareholders from:
Net investment income	(0.28)		—
Net realized gains	(0.10)		—

Total distributions	(0.38)		—

Net asset value, end of period	$12.03		$10.89

Total return (b)	14.43%		8.90	%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,631		$3,270
Ratios to average net assets:
Total expenses	0.33%		0.27	%(d)
Net expenses	0.00	%(e)	—	%(d)
Net investment income (loss)	2.75%		4.00	%(d)
Portfolio turnover rate	30%		21	%(c)

*	Commencement of operations.
(a)	Net investment income per share is calculated using the average shares method.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total return for periods of less than one year is not annualized. Results represent past performance and are not indicative of future results.
(c)	Not annualized.
(d)	Annualized.
(e)	Amount is less than 0.005%.

See accompanying notes to financial statements.

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SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

June 30, 2017

1.	Organization

SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of June 30, 2017, the Trust consists of twelve (12) series and corresponding classes, each of which have the same rights and privileges, including voting rights, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to the following Portfolio (the “Portfolio”):

Fund	Inception Date	Commencement of Operations	Diversification Classification
State Street Disciplined Global Equity Portfolio	February 18, 2016	February 19, 2016	Diversified

The Portfolio serves as a master fund in a master feeder structure.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

The Portfolio’s investments are valued at fair value each day that the Portfolio’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Portfolio’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value the Portfolio’s investments by major category are as follows:

•	Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value pursuant to the valuation policy and procedures approved by the Board.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Various inputs are used in determining the value of the Portfolio’s investments.

The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Portfolio’s investments according to the fair value hierarchy as of June 30, 2017 is disclosed in the Portfolio’s Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Portfolio had no transfers between levels for the period ended June 30, 2017.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any.

The Portfolio invests in Real Estate Investment Trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Portfolio’s policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar years to return of capital or capital gains distributions at year end based on information provided by the REIT.

Expenses

Certain expenses, which are directly identifiable to a specific Portfolio, are applied to that Portfolio within the Trust. Other expenses which cannot be attributed to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Portfolios within the Trust.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes

The Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Portfolio invests. These foreign taxes, if any, are paid by the Portfolio and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred as of June 30, 2017, if any, are disclosed in the Portfolio’s Statement of Assets and Liabilities.

Distributions

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Portfolio has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services, the Portfolio pays the Adviser a fee accrued daily and paid monthly, at a rate of 0.25% of the Portfolio’s average daily net assets.

The Adviser has contractually agreed to waive the entire amount of this fee until the later of April 30, 2018 or such time as the shares of the Portfolio cease to be the only investment security held by the State Street Disciplined Global Equity Fund (the “Feeder Fund”). The waiver may be terminated only by the Portfolio’s Board. The Adviser pays all expenses of the Portfolio other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), litigation expenses and other extraordinary expenses. For the period ended June 30, 2017, fees waived and expenses reimbursed by the Adviser, pursuant to the agreement, were $12,049.

Administrator, Sub-Administrator, Custodian and Transfer Agent Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent to the Portfolio. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Other Transactions with Affiliates

The Portfolio may invest in affiliated entities, including securities issued by State Street Corp., affiliated funds, or entities deemed to be affiliates as a result of the Portfolio owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2017 are disclosed in the Schedule of Investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Portfolio. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Investment Transactions

Purchases and sales of investments (excluding short term investments) for the period ended June 30, 2017, were:

	Purchases	Sales
State Street Disciplined Global Equity Portfolio	$2,064,436	$1,093,247

6.	Income Tax Information

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Portfolio will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Portfolio files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for foreign currency transactions, wash sales, REITs and passive foreign investment companies.

The tax character of distributions paid during the period ended June 30, 2017, was as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total
State Street Disciplined Global Equity Portfolio	$115,072	$—	$—	$115,072

At June 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)	Qualified Late-Year Losses	Total
State Street Disciplined Global Equity Portfolio	$96,161	$—	$24,400	$539,157	$—	$659,718

As of June 30, 2017, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Disciplined Global Equity Portfolio	$4,064,760	$596,540	$57,606	$538,934

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

7.	Line of Credit

Effective October 13, 2016, the Portfolio and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $360 million revolving credit facility provided by a syndication of banks under which the Participant may borrow to fund shareholder redemptions. The agreement expires October 12, 2017 unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.

The Portfolio had no outstanding loans as of June 30, 2017.

8.	Risks

Concentration Risk

As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if the Portfolio were more broadly diversified.

Foreign and Emerging Markets Risk

Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Portfolio invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Portfolio invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.

9.	New Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact of the adoption of the amendments to Regulation S-X on the financial statements of the Portfolio and concluded that it will be limited to additional disclosures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

SSGA Active Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of State Street Disciplined Global Equity Portfolio (the “Portfolio”) (one of the portfolios constituting SSGA Active Trust) as of June 30, 2017, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian, brokers and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Disciplined Global Equity Portfolio (one of the portfolios constituting SSGA Active Trust) at June 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

August 25, 2017

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OTHER INFORMATION

June 30, 2017 (Unaudited)

Expense Example

As a shareholder of a Portfolio, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2017 to June 30, 2017.

The table below illustrates your Portfolio’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return — This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

			Actual			Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio		Ending Account Value	Expenses Paid During Period(a)		Ending Account Value	Expenses Paid During Period(a)
State Street Disciplined Global Equity Portfolio	0.00	%(b)	$1,127.50	$0.00	(c)	$1,024.80	$0.00	(c)

(a)	Expenses are equal to the Portfolio’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.
(b)	Amount is less than 0.005%.
(c)	Amount is less than $0.005.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2017.

Dividends Received Deduction

The Portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Portfolio during the fiscal year ended June 30, 2017 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the

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OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Portfolio’s investment adviser to vote proxies relating to the Portfolio’s portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) or (ii) on the website of the SEC, at www.sec.gov.

Information regarding how the investment adviser voted for the most recent 12-months period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Portfolio’s website at www.ssgafunds.com.

Quarterly Portfolio Schedule

The Portfolio files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-997-7327 (toll free) and on the Fund’s website at www.ssgafunds.com.

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OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During The Past 5 Years
Independent Trustees
FRANK NESVET c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Retired.	179	None.
DAVID M. KELLY c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	179	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).
BONNY EUGENIA BOATMAN c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	179	None.
DWIGHT D. CHURCHILL c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	179	Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	179	The Motley Fool Funds Trust (Trustee).
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President and Principal, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012).	255	None.

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OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Fund Management, Inc. serves as investment adviser.
*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present); Director, Credit Suisse (April 2008-July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005-present).*
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Vice President and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).
JESSE D. HALLEE State Street Bank and Trust Company One Hundred Summer Street, SUM0703 Boston, MA 02111 1976	Secretary	Term: Unlimited Served: since August 2017	Vice President and Senior Counsel, State Street Bank and Trust Company (2013 to present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).**
PATRICIA A. MORISETTE State Street Bank and Trust Company One Hundred Summer Street, SUM 0703 Boston, MA 02111 1973	Assistant Secretary	Term: Unlimited Served: since February 2015	Vice President and Counsel, State Street Bank and Trust Company (2014-present); Assistant Vice President and Counsel, John Hancock Financial Services (2011-2013); Independent legal consultant (2009-2011); Associate, Bingham McCutchen LLP (2003-2009).*,. **

21

SSGA ACTIVE TRUST

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO

OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers: (continued)
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016-present); Senior Vice President, John Hancock Investments (September 2007-May 2016).
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present); Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012).
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
DANIEL G. PLOURDE SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Assistant Vice President, SSGA Funds Management, Inc. (May 2015-present); Officer, State Street Bank and Trust Company (March 2009-May 2015).
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request and by calling 1-800-997-7327.

22

SSGA Active Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce Rosenberg, Treasurer

Ann Carpenter, Vice President and Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Darlene Anderson-Vasquez, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Daniel Plourde, Assistant Treasurer

Jesse D. Hallee, Secretary

Patricia A. Morisette, Assistant Secretary

Brian Harris, Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Distributor

State Street Global Advisors Funds Distributors, LLC

One Lincoln Street

Boston, MA 02111

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Fund Shares are distributed by State Street Global Advisors Funds Distributors, LLC, a wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC; member FINRA, SIPC.

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

SSIITDGBLEQSAR

IBG-24482

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the registrant has determined that the registrant has five Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

    (2) Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ending June 30, 2017 and June 30, 2016, the aggregate audit fees billed for professional services rendered by the principal accountant were $145,557 and $160,882, respectively. Audit fees include the performance of the annual audits and routine regulatory filings (one for each SEC registrant).

(b) Audit-Related Fees.

For the fiscal years ending June 30, 2017 and June 30, 2016, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ending June 30, 2017 and June 30, 2016, the aggregate tax fees billed for professional services rendered by the principal accountant were $121,185 and $124,389, respectively. Tax fees represent services related to the review of year-end distribution requirements, as well as the review and signing as preparer of all federal, state and excise income tax returns for the series of the registrant.

(d) All Other Fees.

There were no other fees billed by the principal accountant for the fiscal years ending June 30, 2017 and June 30, 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

a.	The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

b.	The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

c.	De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

d.	Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

e.	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed for by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser were as follows:

	FY 2017 (in millions)	FY 2016 (in millions)
Non audit services billed to:
Registrant:	See Item 4(c)	See Item 4(c)
Investment Adviser:	—	—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$15.7	$15.5
Tax Fees	8.7	7.5
All Other Fees	4.4	2.7

(1)	Information is for the calendar years 2016 and 2015, respectively.
(2)	Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees consisted of advisory services related to certain regulatory initiatives.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committees of Listed Registrants.

The registrant has an audit committee which was established by the Board of Trustees of the Trust in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are Bonny Boatman, Dwight Churchill, David M. Kelly, Frank Nesvet and Carl Verboncoeur.

Item 6. Investments.

(a) A Schedule of Investments for each series of the registrant is included as a part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Bruce S. Rosenberg, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Rosenberg determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) In the registrant’s second fiscal quarter covered by this form N-CSR filing, there were no significant changes in the registrant’s internal controls or in other factors that have materially affected, or are reasonably likely to materially affect, its controls over financial reporting subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

Item 13. Exhibits.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSGA Active Trust

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date: September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date: September 5, 2017

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer and Principal Financial Officer

Date: September 5, 2017